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Let’s Create

IBM

2023 Notice of
Annual Meeting and
Proxy Statement

Armonk, New York
March 6, 2023
Dear Fellow Stockholders:
On behalf of the IBM Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders on Tuesday, April 25, 2023.
Building a Stronger IBM
In the past year, we took decisive steps to build a stronger IBM and helped our clients turn business challenges into opportunities. The market recognizes hybrid cloud and AI as the two most transformational technologies of our time and, for clients, they serve as fundamental sources of competitive advantage. Our consulting teams have brought these technologies to life for our clients to accelerate their digital transformations and enterprise automation journeys. We also continued a steady pace of acquisitions to bolster our portfolio, delivered innovations in infrastructure, strengthened our software portfolio, streamlined our go-to-market strategy, and expanded our ecosystem of partners.
I am proud of the progress we have made as a company and I am especially proud of the IBMers who have made it possible. We believe our success depends on the caliber of our talent and the engagement and inclusion of IBMers in the workplace.
As a focused hybrid cloud and AI company, we are well positioned to deliver greater value to you, our stockholders.
Engaging with our Stockholders
Stockholder engagement is a core IBM value. The feedback we receive during our year-round engagement is integral to the Board’s decision-making process and informs important practices and policies in our corporate governance, executive compensation and ESG programs.
As you will read in this Proxy Statement, we continue to expand our investor outreach program to reach more of you each year. I once again participated in these outreach efforts, along with our independent Lead Director Alex Gorsky and members of our senior management. We are committed to listening to our investors and ensuring your interests remain a priority. This year, we also continued our established history of responding to stockholder proposals that receive majority support.
Making an Impact
Corporate social responsibility has been a hallmark of IBM’s culture for more than a century. Today we continue to pursue the highest standards of corporate social responsibility. This is reflected in how we empower employees, work with clients and our ecosystem of partners, and run our company.
IBMers have always applied their time, talent, and technology to make a meaningful impact on business and society, evolving the nature of their work over time to meet the most urgent needs of our time. This is true in both IBM’s core business and in the many ways IBMers engage with the global community. In 2022, we launched our IBM Impact framework that reflects how the company aspires to create a more sustainable, equitable, and ethical future, with a thoughtful and balanced approach.
This includes:
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Environmental Impact — We have continued IBM’s long tradition of conserving natural resources and reducing pollution, using renewable energy, and developing solutions to climate change. We are helping clients leverage data and AI to measure, monitor, and predict environmental outcomes, assess climate risk, and simplify ESG reporting.

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Equitable Impact — IBM is proud of its inclusive culture and the programs we have established globally to provide wider access to critical skills and training. This focus on inclusivity extends across our business.

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Ethical Impact — As a responsible steward of technology, IBM is focused on developing policies and practices that prioritize ethics, trust, transparency and accountability.

As we approach the Annual Meeting of Stockholders, I am incredibly proud of the progress IBMers have achieved to advance our business, help our clients thrive and make an impact.
On behalf of the Board of Directors, thank you for your continued investment and support of IBM.
Very truly yours,
Arvind Krishna
Chairman of the Board

Armonk, New York
March 6, 2023
A Message from our Lead Director:
2022 was an exciting year of growth for our Company and its stakeholders. As IBM’s independent Lead Director, let me share my perspective on our work over the past year, and highlight how the Board continues to ensure effective oversight of your Company.
•
Independent Board Leadership. As your independent Lead Director, I am responsible for ensuring the Board exercises prudent judgment, independent from the management team of the Company. I perform many duties, described further in this Proxy Statement, including regular contact with members of the Board and meeting individually with each independent director; leading the Board’s annual self-evaluation process; approving the Board’s meeting schedules, agendas and materials; and presiding over an executive session of the independent directors at each Board meeting, without management present.

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The IBM Board. We are continuously focused on ensuring that IBM has an optimal Board structure and composition, and have refreshed half the Board in the last four years. The Board is a diverse group of global thought and business leaders with a wide array of technological, strategic and business skills. Each time we evaluate our leadership structure, add a new director, or change the composition of our Board committees, we do so in a thoughtful manner to ensure a diverse mix of skills, experiences, and perspectives in our meetings and discussions.

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Strategy and Risk Oversight.Your Board believes that engaged oversight of Company strategy is essential to the Company’s creation of long-term sustainable value. Part of this responsibility is ensuring the Board provides active risk oversight so IBM is prepared for emerging risks while also addressing and mitigating current risks. Our risk assessment incorporates both internal and external perspectives. Anticipating for and factoring risks into IBM’s strategy allows IBM to be both prepared and agile as IBM continues to accelerate its strategy as a leading hybrid cloud and AI company.

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Comprehensive Stockholder Engagement. Engagement with you, IBM’s owners, is an essential part of the Board’s decision-making process. We are committed to an open dialogue to ensure that your voices are heard. In 2022, we continued to expand our engagement program to ensure we captured your input on matters important to you as stockholders. We offered engagement to investors representing 57% of the shares that voted at the 2022 Annual Meeting, meeting with more than 43% of the shares that voted. Together with the Chairman and CEO and other senior management, I met with investors representing more than 28% of the shares that voted at our 2022 Annual Meeting. We discussed matters ranging from company strategy to board and governance matters to ESG.

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Commitment to Sustainability and an Ethical Business Culture. We know you value IBM’s legacy of corporate responsibility, trust and transparency, and the Company’s balanced viewpoint. The Board agrees and is actively engaged in overseeing the Company’s ESG efforts and providing disclosure of our progress. We continue to strive to meet, and, in certain circumstances, beat, our ambitious environmental goals. In addition, we are working towards our goal of skilling 30 million people by 2030. Our new IBM Impact report, which consolidates our comprehensive ESG reports into one, cohesive report, details these achievements and progress. You can also read more in the dedicated “ESG at IBM” section of this Proxy Statement.

Your Board believes that an ongoing commitment to good corporate governance enhances sustainable stockholder value, particularly over the long term.
We appreciate your investment in IBM and hope that you vote at our Annual Meeting on April 25, 2023.
Very truly yours,
Alex Gorsky
Lead Director

ESG HIGHLIGHTS
At IBM, trust and corporate responsibility are integral to our business — and our ESG efforts are reflected throughout this Proxy Statement. Key topics include:
Governance Highlights	2
Stockholder Engagement	5
Board Diversity	9
Climate Change	23
ESG at IBM	27
Ethical Impact	27
Equitable Impact	28
Environmental Impact	29
Responsibly Advocating Public Policy	30

2023 Notice of Annual Meeting
and Proxy Statement
Items of Business:
The Annual Meeting of Stockholders of International Business Machines Corporation will be held on Tuesday, April 25, 2023 at 10 a.m. Eastern Time in a virtual format. The items of business are:
1.	Election of directors proposed by IBM’s Board of Directors for a term of one year, as set forth in this Proxy Statement.
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as IBM’s independent registered public accounting firm.
3.	Advisory vote on executive compensation.
4.	Advisory vote regarding the frequency of the advisory vote on executive compensation.
5.	Four stockholder proposals, if properly presented at the meeting.
These items are more fully described in the following pages, which are a part of this Notice.
Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the proxy card or the notice of Internet availability of proxy materials. If you received your materials by mail, you also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you will need special assistance for the meeting because of a disability, please contact the Office of the Secretary, International Business Machines Corporation, 1 New Orchard Road, Armonk, NY 10504.
Frank Sedlarcik
Vice President and Secretary

Date:	April 25, 2023
Time:	10 a.m. Eastern Time
Virtual Meeting Site:	www.virtualshareholdermeeting.com/IBM2023
Your vote is important.
Please vote by following the instructions on your proxy card or voting instruction form.
To express our appreciation for your participation, IBM will make a $1 charitable donation to Water.org on behalf of every stockholder account that votes this year.

Water.org empowers people in need with lasting access to safe water and sanitation, giving women hope, children health and families a bright future

The proxy materials, including this Proxy Statement, the IBM 2022 Annual Report, which includes the consolidated financial statements, and the proxy card, or the notice of Internet availability of proxy materials, as applicable, are being distributed beginning on or about March 6, 2023 to all stockholders entitled to vote.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 25, 2023: the Proxy Statement and the Annual Report to Stockholders are available at www.ibm.com/investor/material/.
Websites throughout this Proxy Statement are provided for reference only. Websites referred to herein are not incorporated by reference into this Proxy Statement.
2023 Notice of Annual Meeting & Proxy Statement 1

Proxy Summary
Voting MattersStockholders will be asked to vote on the following matters at the Annual Meeting:
Items of Business		Board’s recommendation	Where to find details
1.	Election of 12 Directors	FOR all nominees	P. 10-15
2.	Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm	FOR	P. 70
3.	Advisory Vote on Executive Compensation	FOR	P. 71
4.	Advisory Vote Regarding the Frequency of the Advisory Vote on Executive Compensation	EVERY YEAR	P. 72
5.	Stockholder Proposal to Have an Independent Board Chairman	AGAINST	P. 73-75
6.	Stockholder Proposal Requesting a Public Report on Lobbying Activities	AGAINST	P. 76-78
7.	Stockholder Proposal Requesting a Public Report on Congruency in China Business Operations and ESG Activities	AGAINST	P. 79-80
8.	Stockholder Proposal Requesting a Public Report on Harassment and Discrimination Prevention Efforts	AGAINST	P. 81-83
What’s new?

We continue to enhance our governance, compensation, and sustainability practices and disclosures. Among many other items, since last year, IBM has:
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Published a report responsive to the stockholder proposal on the Company’s use of concealment clauses, which can be found at: https://www.ibm.com/impact/pdf/Concealment%20Clause%20Report.pdf

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Enhanced disclosure regarding Board structure and the leadership role of the independent Lead Director, including our enhanced Board self-evaluation process

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Introduced IBM’s new ESG framework, IBM Impact, and published our consolidated ESG report, in April 2022

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Expanded disclosure of the Board’s role in risk oversight

Governance Highlights
Effective Board leadership, independent oversight and strong corporate governance
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Independent Lead Director with robust and well-defined responsibilities

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Committee sessions with key strategic leaders from senior management

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Annual Board self-evaluations led by the independent Lead Director NEW

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Executive session led by independent Lead Director at each Board meeting

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Proactive Board and committee refreshment with focus on diversity and the optimal mix of skills and experience

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Annual review of the Board leadership structure

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Confidential voting

Stockholder rights and accountability
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Annual election of all directors

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Majority voting for directors in uncontested elections

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Stockholder special meeting right

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Proxy access

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No stockholder rights plan

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No supermajority voting provisions

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Robust year-round stockholder engagement process

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Signatory of Commonsense Principles 2.0

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Endorser of Investor Stewardship Group Principles

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Signatory to the Business Roundtable Statement on the Purpose of a Corporation

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Stockholder right to remove directors

22023 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary

IBM Board of Directors
Director Nominees
IBM’s Board is composed of a diverse, experienced group of global thought, business, and academic leaders.
Director	Age	Primary Occupation	Director Since	Committee Memberships				Audit Committee Financial Expert
Thomas Buberl	49	Chief Executive Officer, AXA S.A.	2020
David N. Farr	68	Retired Chairman and Chief Executive Officer, Emerson Electric Co.	2012
Alex Gorsky	62	Former Chairman and Chief Executive Officer, Johnson & Johnson	2014
Michelle J. Howard	62	Retired Admiral, United States Navy	2019
Arvind Krishna	60	Chairman and Chief Executive Officer, IBM	2020
Andrew N. Liveris	68	Retired Chairman and Chief Executive Officer, The Dow Chemical Company	2010
F. William McNabb III	65	Retired Chairman and Chief Executive Officer, The Vanguard Group, Inc.	2019
Martha E. Pollack	64	President, Cornell University	2019
Joseph R. Swedish	71	Retired Chairman, President and Chief Executive Officer, Anthem, Inc.	2017
Peter R. Voser	64	Retired Chief Executive Officer, Royal Dutch Shell plc, and Chairman, ABB Ltd.	2015
Frederick H. Waddell	69	Retired Chairman and Chief Executive Officer, Northern Trust Corporation	2017
Alfred W. Zollar	68	Executive Advisor, Siris Capital Group, LLC	2021
		Number of meetings held in 2022		10	4	5	0
Audit:
Directors and Corporate Governance:
Executive Compensation and Management Resources:
Executive:
Audit Committee Financial Expert:
2023 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary3

Optimal Mix of Skills and Experience of Director Nominees
IBM’s directors collaboratively contribute significant experience in the areas most relevant to overseeing the Company’s business and strategy.
The skills and experience of our Board include, but is not limited to:
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Industry leaders with deep executive and oversight experience;

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Global operational experience to oversee a business of IBM’s scale, scope, and complexity;

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Technology, cybersecurity and digital transformation experience;

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Key insight into IBM’s regulatory environment; and

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Diversity of backgrounds and experiences.

Public Company Board

10 of 12

Organizational Leadership and Management

12 of 12

Leadership of Global Operations

12 of 12

Finance/Public Company CFO

6 of 12

Technology, Cybersecurity or Digital

12 of 12

Government/ Public Policy

12 of 12

Independent and Diverse Board
The Board includes directors who have a deep understanding of our business and members who bring new skills and fresh perspectives. We have a deliberate mix of age and tenure on the Board, which reflects our commitment to ongoing and proactive Board refreshment.

42023 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary

Integrated Approach to Stockholder Engagement
Robust Engagement and Dialogue
Stockholder feedback is integral to the Board’s decision-making process and informs the Company’s policies, practices and disclosures. IBM customizes its engagements by aligning discussion topics with stockholders’ areas of interest, ensuring that stockholders have an opportunity for an open dialogue with the Company to provide feedback. It is essential to IBM’s Board and senior management that stockholders are afforded a chance to provide their thoughts on topics of interest. This year, the topics stockholders expressed interest in learning more about included: IBM’s consolidated ESG report, IBM Impact; the diversity modifier added to IBM’s Annual Incentive Program; policies and practices regarding director overboarding; and IBM’s response to the majority supported stockholder proposal at our 2022 Annual Meeting.
Off-Season Engagement

Offered engagement to stockholders owning 57% of shares that voted at the 2022 Annual Meeting	Met with stockholders owning 43% of shares that voted at the 2022 Annual Meeting	IBM’s independent Lead Director, as well as IBM’s senior management, met with stockholders owning over 28% of shares that voted at the 2022 Annual Meeting.
Topics and Outcomes of Engagement
EXECUTIVE COMPENSATION
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Continued our Annual Incentive Program and Performance Share Unit metrics that were established in 2021

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Updated our 2022 Compensation Peer Group to increase the weighting of peers in the technology industry, reflect IBM’s increased orientation as a hybrid cloud and AI company, and align with the size and scope of IBM following the separation of our managed infrastructure business

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Introduced stock options in 2022 as part of the overall equity pay mix for executives, which ensures a portion of equity does not generate value unless IBM’s common stock price increases over the price when granted

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Disclosed the 2022 diversity modifier results in the “2022 Annual Incentive Program” section of this Proxy Statement

BOARD AND GOVERNANCE
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Continued focus on Board diversity with 2 women directors and 3 ethnically diverse directors added in the last 4 years

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Active Board refreshment with 50% of the Board new in the last 4 years

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Published a report responsive to the stockholder proposal on the Company’s use of concealment clauses, which can be found at: https://www.ibm.com/impact/pdf/Concealment%20Clause%20Report.pdf

ESG REPORTING AND THE ENVIRONMENT
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Published our IBM Impact report, consolidating our various ESG reports into one comprehensive and cohesive report

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Provided stakeholders with comparable ESG data by reporting under the Sustainability Accounting Standards Board (SASB) framework

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Published EEO-1 data

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Continued pursuit of our goals to use more renewable electricity, reduce our greenhouse gas emissions, and achieve net zero operational greenhouse gas emissions by 2030

2023 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary5

Business Highlights
In 2022, IBM continued to take meaningful actions to strengthen its position as a leader in hybrid cloud and AI. IBM delivered revenue growth above its mid-single digit model and solid cash generation, fueling business investments and stockholder returns through dividends.
2022 Performance Highlights
Compensation Highlights
Our compensation strategy supports IBM’s high value business model
What We Do
Tie a significant portion of pay to Company performance
Mitigate risk taking by emphasizing long-term equity incentives, placing caps on potential payments, and maintaining robust clawback provisions
Require significant share ownership by the Chairman and CEO, Vice Chairman and Senior Vice Presidents
Utilize noncompetition and nonsolicitation agreements for senior executives
Remove impact of share repurchase on executive incentives

What We Don’t Do
No individual severance or change-in-control agreements for executive officers
No excise tax gross-ups for executive officers
No dividend equivalents on unearned RSUs/PSUs
No hedging/pledging of IBM stock
No stock option repricing, exchanges or stock options granted below market value
No guaranteed incentive payouts for executive officers
No accelerated vesting of equity awards for executive officers
No above-market returns on deferred compensation plans

62023 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary

IBM Board of Directors
Overview
IBM’s Board of Directors is responsible for supervision of the overall affairs of IBM. Following the Annual Meeting in 2023, the Board will consist of 12 directors. In between annual meetings, the Board has the authority under the by-laws to increase or decrease the size of the Board and to fill vacancies.
Director Selection Process
The Directors and Corporate Governance Committee is responsible for leading the search for qualified individuals for election as directors to ensure the Board has the optimal mix of skills, expertise, experience, and diversity of backgrounds. The Committee recommends candidates to the full Board for election.
The Board believes that the following core attributes are key to ensuring the continued vitality of the Board and excellence in the execution of its duties:
The Committee and the Board identify candidates through a variety of means, including:
• recommendations from members of the Committee and the full Board • information the Committee requests from the Secretary of IBM	• suggestions from IBM management • a third-party search firm, from time to time
2023 Notice of Annual Meeting & Proxy Statement   |   IBM Board of Directors7

Director Skills and Qualifications
The IBM Board is composed of a diverse group of members, all leaders in their respective fields. All current directors have leadership experience at major domestic and international organizations with operations inside and outside the United States, at academic or research institutions, or in government. Directors also have deep industry expertise as leaders of organizations within some of the Company’s most important client industries and constituencies.

Building the Right Board for IBM: Key Director Attributes

Business Operations, Innovation, Transformation and Digital Experience

100% of IBM directors have led complex organizations

For over a century, IBM has continuously reinvented itself to help its clients move from one era to the next. The ability to comprehend and analyze complex matters, including technology, is key to the IBM Board's oversight of the Company's innovation and digital transformation. All IBM directors have led large organizations, crucial experience for understanding and overseeing th e scale, scope, and complexity of IBM's business.

Industry Expertise

Director-wide industry experience includes:

- Information Technology
- Financial Services and Insurance
- Healthcare
- Pharmaceuticals
- Energy
- Chemicals
- Transport and Logistics
- Manufacturing
- Private Equity
- Research and Development
- Government

IBM uniquely combines innovative technology with deep industry expertise, underpinned by security, trust, and responsible stewardship. IBM's directors have experience leading organizations in a variety of industries that enhance the Board's knowledge. Their perspectives on contemporary business issues and experience running data-intensive organizations are an asset to the Company and to our stockholders.

Diverse and Global Perspective

Every IBM director has international experience

IBM conducts business around the globe. Our business success is derived from an understanding of diverse business environments and economic conditions and a broad perspective on global business opportunities. The Board's diversity and international experience is crucial for IBM, which operates in more than 175 countries around the world.

The Directors and Corporate Governance Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of the Board members described below, provide IBM with the perspectives and judgment necessary to guide IBM’s strategies and oversee their execution.
82023 Notice of Annual Meeting & Proxy Statement   |   IBM Board of Directors

IBM Board of Directors – Experience and Skills of Director Nominees
Director	Thomas Buberl	David N. Farr	Alex Gorsky	Michelle J. Howard	Arvind Krishna	Andrew N. Liveris	F. William McNabb III	Martha E. Pollack	Joseph R. Swedish	Peter R. Voser	Frederick H. Waddell	Alfred W. Zollar
Client Industry Expertise
Organizational Leadership and Management
Global Operations
CFO
Specific Risk Oversight/ Risk Management Exposure
Technology, Cybersecurity or Digital
Academia
Government/Regulatory, Business Associations or Public Policy
Public Board
Gender Identity	Male	Male	Male	Female	Male	Male	Male	Female	Male	Male	Male	Male
Race and/or Ethnicity	White/Caucasian	White/Caucasian	White/Caucasian	Black/African American	Asian/Pacific Islander	White/Caucasian	White/Caucasian	White/Caucasian	White/Caucasian	White/Caucasian	White/Caucasian	Black/African American
Born Outside the U.S.
The following client industries provide a snapshot into the many key and diverse industries in which our directors have relevant experience. Many of our directors have experience in multiple client industries.
Healthcare	Manufacturing
Energy	Information Technology
Government	Research & Development
Financial Services & Insurance	Chemicals
2023 Notice of Annual Meeting & Proxy Statement   |   IBM Board of Directors9

1. Election of Directors for a Term of One Year
The Board proposes the election of the following director nominees for a term of one year. Below is information about each nominee, including biographical data for at least the past five years. If one or more of these nominees become unavailable to accept a nomination or election as a director, the individuals named as proxies on the proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.
Thomas Buberl Chief Executive Officer, AXA S.A., a multinational insurance firm Director since: 2020 Age: 49 Committee:
Directors and Corporate Governance

Qualifications
•
Global business experience as chief executive officer of AXA S.A.

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Affiliation with leading business and public policy associations (member of the Climate Finance Leadership Initiative and former chair of Pan-European Insurance Forum)

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Acknowledged leader in digital transformation

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Outside board experience as a member of the supervisory board of Bertelsmann VerwaltungsGesellschaft

Relevant experience
Mr. Buberl, 49, joined Winterthur in 2005, which became a subsidiary of AXA in 2006. In 2008, he joined Zurich Insurance
Group as chief executive officer for Switzerland. Mr. Buberl returned to AXA in 2012 as chief executive officer for AXA Konzern AG (Germany) and he became a member of AXA’s executive committee. In 2015, Mr. Buberl became the chief executive officer of AXA’s health business and a member of AXA’s group management committee. Mr. Buberl was additionally appointed chief executive officer of AXA’s global business line for life and savings and deputy chief executive officer of AXA in early 2016. He was named chief executive officer and joined the board of directors of AXA in September 2016. He is a member of the supervisory board of Bertelsmann, a member of the Climate Finance Leadership Initiative and the former chair of the Pan-European Insurance Forum. Additionally, during the past five years, he was a director of AXA Equitable Holdings, Inc., a former subsidiary of AXA S.A.

David N. Farr Retired Chairman and Chief Executive Officer, Emerson Electric Co., a diversified manufacturing and technology company Director since: 2012 Age: 68 Committee:
Audit

Qualifications
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Global business and technology experience as chairman and chief executive officer of Emerson Electric Co.

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Affiliation with leading business and public policy associations (former director of the U.S.-China Business Council)

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Outside board experience as former director of Delphi Corporation

Relevant experience
Mr. Farr, 68, joined Emerson in 1981 and subsequently held various executive positions. He was named senior executive vice president and chief operating officer in 1999, chief executive officer in 2000 and chairman and chief executive officer in 2004. Mr. Farr was named chairman, president and chief executive officer in 2005 and chairman and chief executive officer in 2010, positions he held until his retirement in 2021. He is the former chairman of the National Association of Manufacturers and is a former director of the U.S.-China Business Council.

102023 Notice of Annual Meeting & Proxy Statement   |   Election of Directors

Alex Gorsky Former Chairman and Chief Executive Officer, Johnson & Johnson, a global healthcare products company Director since: 2014 Age: 62 Committee:
Executive
Qualifications
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Global business and technology experience as executive chairman and chief executive officer of Johnson & Johnson

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Affiliation with leading business and public policy associations (former Chair of the Business Roundtable’s Corporate Governance Committee and former member of the Business Council Executive Committee)

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Leader in diversity & inclusion and veterans’ issues

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Member of an advisory board at an academic institution

Relevant experience
Mr. Gorsky, 62, is the former chairman and chief executive officer of Johnson & Johnson, and one of just seven leaders to have served in the dual role of chairman and chief executive officer since the company was listed on the New York Stock Exchange in 1944. He joined Johnson & Johnson in 1988 as a sales representative with Janssen Pharmaceutica.
In 2003, he was named company group chairman of the Johnson & Johnson pharmaceutical business in Europe, the Middle East and Africa. Mr. Gorsky left Johnson & Johnson in 2004 to join the Novartis Pharmaceuticals Corporation, where he served as head of the company’s pharmaceutical business in North America. Mr. Gorsky returned to Johnson & Johnson in 2008 as company group chairman for Ethicon. In early 2009, he was appointed worldwide chairman of the Surgical Care Group and member of the executive committee. In September 2009, he was appointed worldwide chairman of the Medical Devices and Diagnostics Group, and became vice chairman of the executive committee in January 2011. He was named chief executive officer and joined the board of directors in April 2012, and was named chairman of the board of directors in December 2012. Mr. Gorsky remained chief executive officer until he transitioned to executive chairman at the end of 2021. He currently sits on the boards of Apple, JPMorgan Chase and NewYork-Presbyterian Hospital, and the Travis Manion Foundation, and serves on the Wharton School of the University of Pennsylvania Board of Advisors.

Michelle Howard Retired Admiral, United States Navy Director since: 2019 Age: 62 Committee:
Audit
Qualifications
•
Leadership and policy experience as the U.S. Navy’s first woman four-star admiral

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Operational experience as commander of U.S. Naval Forces in Europe and Africa

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Global operations and technology experience as Vice Chief of Naval Operations, with focus on cybersecurity and information technology in the digital age

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Leadership and teaching positions in government and academia

Relevant experience
Admiral Michelle J. Howard, 62, is a retired United States Navy officer. Admiral Howard began serving in the United States Navy in 1982, after graduating from the U.S. Naval Academy. During her 35 years of service, she led sailors and marines as, at various times, the Commander of a ship, an Expeditionary Strike Group, a Task Force, and a Naval theater. In 1999, she became the first African American woman to command a ship in the United States Navy. In 2014, she was the first woman to become a four-star admiral in the U.S. Navy and the first woman and African American to be appointed to the position of Vice Chief of Naval Operations, the second-highest ranking uniformed officer in the branch. Responsible for the Navy’s day-to-day operations, she focused on cyber culture and information security in the digital age, as well as gender integration, in addition to oversight of a multi-billion dollar budget and the establishment of an auditing framework. In 2016, Admiral Howard was appointed by the President to serve as commander of U.S. Naval Forces in Europe and Africa and the Allied Joint Forces Command in Naples, Italy, making her the first woman four-star admiral to command operational forces. She retired from the Navy in 2017. Admiral Howard’s distinguished career in national defense has included both at-sea and ashore posts, placing her in key leadership positions within the areas of engineering, operations, and strategic planning and policy. Admiral Howard is a graduate of the U.S. Naval Academy and the U.S. Army Command and General Staff College. She was the J.B. and Maurice C. Shapiro Professor of International Affairs at the Elliott School of International Affairs at George Washington University from 2018 to 2020, where she taught in the areas of cybersecurity and international policy. In 2022, she was appointed by the President to the Board of Visitors of the U.S. Naval Academy.

2023 Notice of Annual Meeting & Proxy Statement   |   Election of Directors 11

Arvind Krishna Chairman and Chief Executive Officer, IBM Director since: 2020 Age: 60 Committee:
Executive (Chair)
Qualifications
•
Global business and organizational leadership experience as chairman and chief executive officer of IBM

•
Research experience as Director of IBM Research and a computer scientist with expertise in key IBM technologies such as artificial intelligence, cloud and quantum computing

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Technology experience as general manager of IBM’s Systems and Technology group and Senior Vice President for IBM’s Cloud and Cognitive Software

•
Outside business experience as a director of the Federal Reserve Bank of New York

Relevant experience
Arvind Krishna, 60, became the chief executive officer of IBM, and a member of the Board of Directors in April 2020. He was elected chairman of the Board of Directors in December 2020. Mr. Krishna joined IBM in 1990. Mr. Krishna led the IBM Cloud and Cognitive Software business unit from 2017 to April 2020 and was a principal architect of the acquisition of Red Hat, the largest acquisition in the Company’s history. Mr. Krishna also served as the director of IBM’s Research division from 2015 to 2020. Previously, he was general manager of IBM’s Systems and Technology Group, IBM’s development and manufacturing organization. Prior to that, he built and led many of IBM’s data-related businesses. In 2022, he became a director of the Federal Reserve Bank of New York. He is also a director of Northrop Grumman Corporation. He has an undergraduate degree from the Indian Institute of Technology, Kanpur, and a PhD. in electrical engineering from the University of Illinois at Urbana-Champaign.

Andrew N. Liveris Retired Chairman and Chief Executive Officer, The Dow Chemical Company, a materials, polymer, chemicals, and biological sciences enterprise Director since: 2010 Age: 68 Committees:
Directors and Corporate Governance (Chair)
Executive
Qualifications
•
Global business and technology experience as the chairman, president and chief executive officer of The Dow Chemical Company and executive chairman of DowDuPont Inc.

•
U.S. and international government service (member of the President’s Task Force on Apprenticeship Expansion, member of the Australian government’s Industry Growth Centres Advisory Committee and a former member of Thailand’s Board of Investment)

•
Affiliation with leading business and public policy associations

•
Experience as a university trustee

Relevant experience
Mr. Liveris, 68, joined Dow in 1976 and subsequently held various executive positions before being named president and chief executive officer of Dow in 2004 and chairman in 2006.
In 2016, he transitioned the president role and continued as chairman and chief executive officer of Dow until late 2017, when he transitioned to the position of executive chairman of DowDuPont, a position he held until his retirement in July 2018. Mr. Liveris is a director of Worley, Saudi Aramco, NOVONIX Limited and chairman of the board of Lucid Motors. Mr. Liveris is stepping down as chairman of Lucid Motors in April; he also will step down as a director in another public company within the next 12 months. Additionally, Mr. Liveris is a former Executive Committee member of The Business Council, the former chairman of The Business Council and the former vice chairman of the Executive Committee of the Business Roundtable. Mr. Liveris is also a trustee of the Minderoo Foundation of Australia, and The King Abdullah University of Science and Technology (KAUST), and is a former trustee of the California Institute of Technology and the United States Council for International Business. He is also the president of the Brisbane 2032 Olympic and Paralympic Games Organizing Committee.

122023 Notice of Annual Meeting & Proxy Statement   |   Election of Directors

Frederick William McNabb, III Retired Chairman and Chief Executive Officer, The Vanguard Group, Inc., one of the world’s largest investment management companies Director since: 2019 Age: 65 Committee:
Audit
Qualifications
•
Global business and technology experience as chairman and chief executive officer of The Vanguard Group, Inc.

•
Outside board experience as a director of UnitedHealth Group

•
Member of several advisory boards at academic institutions

Relevant experience
Mr. McNabb, 65, served as chairman of The Vanguard Group, Inc. from 2008 until his retirement in 2018 and served as chief executive officer from 2008 to 2017. He joined Vanguard in 1986. In 2010, he became chairman of the board of directors and the board of trustees of the Vanguard group of investment companies.
Earlier in his career, Mr. McNabb led each of Vanguard’s client facing business divisions. Mr. McNabb served as the vice-chairman of the Investment Company Institute’s Board of Governors and served as its chairman from 2013 to 2016. He is a director of UnitedHealth Group and serves as the chair of its audit committee. He is also a director of Axiom. Mr. McNabb is the former chairman of the board of the Zoological Society of Philadelphia, chairman of the USRowing Foundation, and former chairman of Ernst & Young’s Independent Audit Quality Committee. Mr. McNabb also serves on the Wharton Leadership Advisory Board, the Advisory Board of the Ira M. Millstein Center for Global Markets and Corporate Ownership at Columbia University and is also a board member of CECP: The CEO Force for Good.

Martha E. Pollack
President, Cornell University, a leading research university that creates new technologies and achieves fundamental breakthroughs in understanding and improving lives around the world
Director since: 2019
Age: 64
Committee:

Executive Compensation and Management Resources
Qualifications
•
Organizational leadership, management and risk oversight, and management experience as president of Cornell University

•
Research experience as a computer scientist with expertise in artificial intelligence as a professor of computer science, information science, and linguistics

•
U.S. Government service as a former member of the advisory committee for the National Science Foundation’s Computer and Information Science and Engineering Division

•
Healthcare experience as a former member of the Board of Directors of the University of Michigan Hospitals and Health Center, and as a member (ex officio) of the board of overseers of Weill Cornell Medicine

•
Technology experience as a fellow of the Association for Computing Machinery, a former president of the Association for the Advancement of Artificial Intelligence, a former board member of the Computing Research Association, and a former member of the technical staff in the Artificial Intelligence Center at SRI International

Relevant experience
Dr. Pollack, 64, is the president of Cornell University and a professor of computer science, information science and linguistics. She took office in 2017. From 2000 to 2017, Dr. Pollack held various positions at the University of Michigan with increasing responsibility, including dean of the School of Information, vice provost for academic and budgetary affairs, and finally, provost and executive vice president for academic affairs. Dr. Pollack is a fellow of the American Association for the Advancement of Science, the Association for Computing Machinery and the Association for the Advancement of Artificial Intelligence. Dr. Pollack has served as editor-in-chief of the Journal of Artificial Intelligence Research, a former president of the Association for the Advancement of Artificial Intelligence, a former member of the technical staff in the Artificial Intelligence Center at SRI International, a former member of the advisory committee for the National Science Foundation’s Computer and Information Science and Engineering Division, and a former member of the board of directors of the Computing Research Association. Dr. Pollack also served on the Steering Committee of the Jacobs Technion-Cornell Institute, the academic partnership between Cornell and Technion-Israel Institute of Technology at Cornell Tech. She is currently a board member of the American Association of Universities, and a Trustee of Ithaka. In 2022, Dr. Pollack was elected as a member of the American Academy of Arts & Sciences.

2023 Notice of Annual Meeting & Proxy Statement   |   Election of Directors 13

Joseph R. Swedish Retired Chairman, President and Chief Executive Officer, Anthem, Inc., a leading health benefits provider Director since: 2017 Age: 71 Committee:
Executive Compensation and Management Resources
Qualifications
•
Global business and technology experience as executive chairman, president, and chief executive officer of Anthem, Inc.

•
Affiliation with leading business and public policy associations (former member of the Business Roundtable and graduate member of The Business Council)

•
Outside board and technology experience as a director of CDW Corporation

•
Experience as the chairman of a university oversight board

Relevant experience
Mr. Swedish, 71, joined Anthem in 2013 as chief executive officer and was named chairman of Anthem’s board in 2015. He was the chairman, chief executive officer and president until late 2017 when he retired and became the executive chairman, a position he held until his retirement in May 2018.
Prior to joining Anthem, he was the division president of Hospital Corporation of America from 1993 to 1998, president and chief executive officer of Centura Health from 1999 to 2004 and then served as president and chief executive officer of Trinity Health Corporation from 2004 to 2013. Mr. Swedish became a director of Mesoblast Limited in 2018 and was named its chairman in March 2019. He is also a director of Centrexion Therapeutics and CDW Corporation. He also served as a director of the Blue Cross Blue Shield Association, the National Institute for Health Care Management, the Central Indiana Corporate Partnership, Inc. and as a member of the Business Roundtable. Mr. Swedish is currently a member and past chairman of the Board of Visitors of Duke University’s Fuqua School of Business and was the past chairman of America’s Health Insurance Plans. He is a graduate member of The Business Council and a past member of the Duke Margolis External Advisory Board. Mr. Swedish also serves as Co-Founder and Partner at Concord Health Partners, a private equity firm focused on strategic investing in healthcare portfolio companies.

Peter R. Voser
Retired Chief Executive Officer, Royal Dutch Shell plc, a global group of energy and petrochemical companies; Chairman, ABB Ltd., a global group of power and automation companies
Director since: 2015
Age: 64
Committees:

Audit (Chair)
Executive
Qualifications
•
Global business and technology experience as chairman of ABB Ltd. and chief executive officer of Royal Dutch Shell plc

•
Affiliation with leading business and public policy associations (former member of the European Round Table of Industrialists and a former member of The Business Council)

•
Outside board experience as a director of Temasek

Relevant experience
Mr. Voser, 64, joined Shell in 1982 and held a variety of finance and business roles including chief financial officer of Oil Products. In 2002, he joined the Asea Brown Boveri (ABB)
Group of Companies as chief financial officer and a member of the ABB Group executive committee. Mr. Voser returned to Shell in 2004, becoming a managing director of The Shell Transport and Trading Company, p.l.c. and chief financial officer of the Royal Dutch/Shell Group. He was appointed chief executive officer of Royal Dutch Shell plc in 2009 and held that position until his retirement in late 2013. Mr. Voser was named chairman of ABB Ltd. in 2015 and was the interim chief executive officer from April 2019 until February 2020. He is a director of Temasek Holdings (Private) Limited, as well as Group Chairman of the Board of PSA International Pte Ltd, Singapore, a Temasek subsidiary. Mr. Voser is also active in a number of international and bilateral organizations. Additionally, from 2011 until 2019, he was a director of Roche Holding Limited.

142023 Notice of Annual Meeting & Proxy Statement   |   Election of Directors

Frederick H. Waddell Retired Chairman and Chief Executive Officer, Northern Trust Corporation, a financial services company Director since: 2017 Age: 69 Committees:
Executive Compensation and Management Resources (Chair)
Executive

Qualifications
•
Global business and technology experience as chairman and chief executive officer of Northern Trust Corporation

•
Outside board experience as a director of AbbVie Inc.

•
Experience as a university trustee

Relevant experience
Mr. Waddell, 69, joined Northern Trust Corporation in 1975 and served as the chairman of the board from November 2009 until his retirement in January 2019. He previously served as chief executive officer from 2008 through 2017, as president from 2006 through 2011 and again from October to December 2016, and as chief operating officer from 2006 to 2008. Additionally, Mr. Waddell is a member of the Board of Trustees of the Art Institute of Chicago, the Chicago Symphony Orchestra, and Northwestern University, and a director of AbbVie Inc.

Alfred W. Zollar Executive Advisor, Siris Capital Group LLC, a private equity firm Director since: 2021 Age: 68 Committee:
Directors and Corporate Governance
Qualifications
•
Global business and leadership experience as an executive partner and executive advisor at Siris Capital Group

•
Deep technology experience with more than 40 years in systems and software, including as director of Red Hat

•
Outside board experience as a director of Nasdaq, Bank of New York Mellon, and Public Service Enterprise Group

Relevant experience
Mr. Zollar, 68, has served as an executive advisor at Siris Capital Group, a private equity group specializing in technology and telecom investments, since March 2021; previously, Mr. Zollar was an executive partner from 2014 through March 2021. While at Siris Capital Group, Mr. Zollar has worked closely with cloud-based technology providers, leading providers of enterprise security solutions and other technology and software-as-a-service companies. He served as a director of Red Hat from 2018 until 2019 and is currently a director of Nasdaq Inc., Bank of New York Mellon Corp, and Public Service Enterprise Group. He is also a lifetime member of the National Society of Black Engineers. Mr. Zollar retired from IBM in 2011 following a 34-year career during which he held a variety of senior management positions in IBM’s systems and software groups.

THE BOARD RECOMMENDS YOU VOTE FOR EACH OF THE NOMINEES INTRODUCED ABOVE.
2023 Notice of Annual Meeting & Proxy Statement   |   Election of Directors 15

Governance and the Board
Committees of the Board
Members of the Audit Committee, Directors and Corporate Governance Committee, and the Executive Compensation and Management Resources Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board, and the standards of the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE).

Director	Audit	Directors and Corporate Governance	Executive Compensation and Management Resources	Executive
Thomas Buberl
David N. Farr
Alex Gorsky
Michelle J. Howard
Arvind Krishna				Chair
Andrew N. Liveris		Chair
F. William McNabb III
Martha E. Pollack
Joseph R. Swedish
Peter R. Voser	Chair
Frederick H. Waddell			Chair
Alfred W. Zollar
Board Committee Refreshment
On at least an annual basis, the Directors and Corporate Governance Committee reviews committee assignments and discusses whether rotation of committee members and committee chairs is appropriate to introduce fresh perspectives and to broaden and diversify the views and experiences represented on the Board’s committees. In 2022, the Board rotated several committee positions. Admiral Howard rotated from the Directors and Corporate Governance Committee to the Audit Committee, Mr. Liveris rotated from the Executive Compensation and Management Resources Committee and became the chair of the Directors and Corporate Governance Committee, Mr. Waddell rotated from the chair of the Directors and Corporate Governance Committee and became the chair of the Executive Compensation and Management Resources Committee, and Mr. Voser became the chair of the Audit Committee. In addition, Mr. Gorsky became Lead Director. In 2023, Mr. Gorsky rotated off the Executive Compensation and Management Resources Committee. As independent Lead Director, this provides Mr. Gorsky with additional opportunities to participate in meetings of all Board committees.
Executive Committee

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The Committee did not meet in 2022.

Members:	Arvind Krishna (Chair) Alex Gorsky Andrew N. Liveris Peter R. Voser Frederick H. Waddell	Number of meetings in 2022: 0
162023 Notice of Annual Meeting & Proxy Statement   |   Governance and the Board

Audit Committee

Members:
Peter R. Voser
(Chair)
David N. Farr
Michelle J. Howard
F. William McNabb III
Audit Committee
Financial Experts:
David N. Farr
Michelle J. Howard
F. William McNabb III
Peter R. Voser
Number of meetings in 2022: 10

Key Responsibilities:
The Audit Committee is responsible for reviewing reports of IBM’s financial results, audit results, internal controls, and adherence to IBM’s Business Conduct Guidelines in compliance with applicable laws and regulations, including federal procurement requirements. Concurrent with that responsibility, set out more fully in its charter, the Audit Committee performs many other functions, including:

•
selecting the independent registered public accounting firm and reviewing its selection with the Board;

•
annually preapproving the proposed services to be provided by the accounting firm during the year;

•
receiving and discussing reports relating to key controls and processes, including cybersecurity;

•
reviewing the procedures of the independent registered public accounting firm for ensuring its independence with respect to the services performed for IBM;

•
meeting with management prior to each quarterly earnings release; and

•
regular private sessions with IBM’s Chief Trust and Compliance Officer.

The Audit Committee chair, pursuant to authority delegated by the Audit Committee, may approve engagements with the independent registered public accounting firm that are outside the scope of the services and fees approved by the Committee, which are later presented to the Committee.
The Board has determined that each member of the Committee qualifies as an Audit Committee Financial Expert as defined by the rules of the SEC.
Charter: http://www.ibm.com/investor/att/pdf/auditcomcharter.pdf

Directors and Corporate Governance Committee
Members: Andrew N. Liveris (Chair) Thomas Buberl Alfred W. Zollar Number of meetings in 2022: 4
Key Responsibilities:
The Directors and Corporate Governance Committee is devoted primarily to the continuing review and articulation of the governance structure and practices of the Board. Concurrent with that responsibility, set out more fully in its charter, the Directors and Corporate Governance Committee performs many other functions, including:

•
recommending qualified candidates to the Board for election as directors of IBM, including the slate of directors that the Board proposes for annual election by stockholders at the annual meeting, and planning for future Board and committee refreshment actions;

•
advising and making recommendations to the Board on all matters concerning directorship practices, and on the function and duties of the committees of the Board;

•
making recommendations to the Board on compensation for non-management directors;

•
reviewing and considering IBM’s position and practices on significant public policy issues, such as protection of the environment, corporate social responsibility, sustainability, and philanthropic contributions; and

•
reviewing and considering stockholder proposals, including those dealing with issues of public and social interest.

As discussed above, the Committee is responsible for recommending qualified candidates to the Board for election as directors of IBM. The Committee recommends candidates based on their business or professional experience, the diversity of their background (including gender and ethnic diversity), and their talents and perspectives.
Charter:
https://www.ibm.com/investor/att/pdf/IBM-Directors-and-Corporate-Governance-Committee-Charter.pdf

2023 Notice of Annual Meeting & Proxy Statement   |   Committees of the Board 17

Executive Compensation and Management Resources Committee
Members: Frederick H. Waddell (Chair) Martha E. Pollack Joseph R. Swedish Number of meetings in 2022: 5
Key Responsibilities:
The Executive Compensation and Management Resources Committee has responsibility for defining and articulating IBM’s overall executive compensation philosophy, and administering and approving all elements of compensation for elected corporate officers. Concurrent with that responsibility, set out more fully in its charter, the Executive Compensation and Management Resources Committee performs many other functions, including:

•
reviewing and approving the corporate goals and objectives relevant to the Chairman and CEO’s compensation, evaluating performance in light of those goals and objectives and, together with the other independent directors, determining and approving the Chairman and CEO’s compensation based on this evaluation;

•
reviewing IBM’s human capital management, diversity and inclusion and other management resources programs, including overseeing, along with the full Board, the succession-planning process of the CEO and other senior management positions;

•
approving, by direct action or through delegation, participation in and all awards, grants, and related actions under IBM’s various equity plans;

•
managing the operation and administration of the IBM Supplemental Executive Retention Plan;

•
reviewing the compensation structure for IBM’s officers and providing oversight of management’s decisions regarding performance and compensation of other employees; and

•
monitoring compliance with stock ownership guidelines.

The Committee reports to stockholders as required by the SEC (see 2022 Report of the Executive Compensation and Management Resources Committee of the Board of Directors in this Proxy Statement).
Members of the Committee are not eligible to participate in any of the plans or programs that the Committee administers.
Charter: https://www.ibm.com/investor/att/pdf/Executive_Compensation_and_Management_Resources_Committee_Charter.pdf

Compensation Committee Interlocks and Insider Participation: None
Messrs. Gorsky, Swedish, and Waddell and Dr. Pollack each served as members of the Executive Compensation and Management Resources Committee in 2022. All members of the Committee were independent directors, and no member was an employee or former employee of IBM. During 2022, none of our executive officers served on the compensation committee or board of directors of another entity whose executive officer served on our Executive Compensation and Management Resources Committee or Board. Therefore, there is no relationship that requires disclosure as a compensation committee interlock.
Certain Transactions and Relationships
Under IBM’s written related person transactions policy, information about transactions involving related persons is assessed by the independent directors on IBM’s Board. Related persons include IBM directors and executive officers, as well as immediate family members of directors and officers, and beneficial owners of more than five percent of IBM’s common stock. If the determination is made that a related person has a material interest in any IBM transaction, then IBM’s independent directors would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with the SEC rules. If the related person at issue is a director of IBM, or a family member of a director, then that director would not participate in those discussions. In general, IBM is of the view that the following transactions with related persons are not significant to investors because they take place under IBM’s standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s-length basis; the employment by IBM where the compensation and other terms of employment are determined on a basis consistent with IBM’s human resources policies; and any grants or contributions made by IBM under one of its grant programs and in accordance with IBM’s corporate contributions guidelines.
From time to time, IBM may have employees who are related to our executive officers or directors. A daughter of Mr. R.F. Del Bene (General Manager, IBM Technology Lifecycle Services, and former Vice President and Controller) is employed by IBM in a non-executive position, and is not an executive officer of IBM. The employee mentioned above received compensation in 2022 between $120,000 and $290,000. The compensation and other terms of employment of the family member employee noted above is determined on a basis consistent with IBM’s human resources policies.
182023 Notice of Annual Meeting & Proxy Statement   |   Certain Transactions and Relationships

Corporate Governance
IBM’s Corporate Governance Principles
IBM’s Board of Directors has long adhered to governance principles designed to ensure the continued vitality of the Board and excellence in the execution of its duties. For more than 25 years, the Board has had in place a set of governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of the Board to be comprised of independent directors, the importance of equity compensation to align the interests of directors and stockholders, and the practice of regularly scheduled executive sessions, including sessions of non-management directors without members of management led by IBM’s independent Lead Director. The IBM Board Corporate Governance Guidelines reflect IBM’s principles on corporate governance matters. These guidelines are available at https://www.ibm.com/investor/att/pdf/IBM-Board-Corporate-Governance-Guidelines.pdf.
IBM also has a code of ethics for directors, executive officers, and employees. The Business Conduct Guidelines are available on our website at https://www.ibm.com/investor/att/pdf/IBM_Business_Conduct_Guidelines.pdf. Any amendment to, or waiver of, the Business Conduct Guidelines that applies to one of our directors or executive officers may be made only by the Board or a Board committee, and would be disclosed on IBM’s website.
The process by which stockholders and other interested parties may communicate with the Board or non-management directors of IBM is available at https://www.ibm.com/investor/governance/contact-the-board.
Independent Board

Under the IBM Board Corporate Governance Guidelines, the Directors and Corporate Governance Committee and the full Board annually review the financial and other relationships between the independent directors and IBM as part of the assessment of director independence. The Directors and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether those directors are independent. In addition to this annual assessment, director independence is monitored by the Directors and Corporate Governance Committee and the full Board on an ongoing basis.

The independence criteria established by the Board in accordance with NYSE requirements and used by the Directors and Corporate Governance Committee and the Board in their assessment of the independence of directors is available at https://www.ibm.com/investor/att/pdf/Independence_Standards.pdf.
Applying those standards to IBM’s non-management director nominees, including those directors not standing for election, as well as a former director who served during 2022, the Committee and the Board have determined that each of the following has met the independence standards: T. Buberl, M.L. Eskew, D.N. Farr, A. Gorsky, M.J. Howard, A.N. Liveris, F.W. McNabb III, M.E. Pollack, J.R. Swedish, P.R. Voser, F.H. Waddell, and A.W. Zollar.
Director Attendance
In 2022, the Board held 9 meetings and the committees collectively met 19 times. The Board and the Directors and Corporate Governance Committee recognize the importance of director attendance at Board and committee meetings. In 2022:
•
Overall attendance at Board and committee meetings was over 96%; and

•
Attendance was at least 75% for each director.

In addition, each director attended IBM’s 2022 Annual Meeting of Stockholders. IBM’s policy with regard to Board members’ attendance at annual meetings of stockholders is available at https://www.ibm.com/investor/governance/director-attendance-at-annual-meeting-of-stockholders.
2023 Notice of Annual Meeting & Proxy Statement   |   Corporate Governance 19

Independent Leadership Structure
The Directors and Corporate Governance Committee is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board those structures and practices best suited to IBM and its stockholders. The Committee and the Board recognize that different structures may be appropriate under different circumstances.
Mr. Krishna serves as IBM’s Chairman and CEO and Mr. Gorsky serves as IBM’s independent Lead Director, a structure that the Directors and Corporate Governance Committee and the full Board believe is currently in the best interests of IBM and its stockholders. Among other factors, the Board considered and evaluated: the importance of consistent, unified leadership to execute and oversee the Company’s strategy; the strength of Mr. Krishna’s vision for the Company and the quality of his leadership; the strong and highly independent composition of the Board; the views and feedback heard from our investors through our ongoing engagement program throughout the years expressing support for IBM’s leadership structure; and the meaningful and robust responsibilities of the independent Lead Director.
A strong, independent Lead Director with clearly defined duties and responsibilities further enhances the contributions of IBM’s independent directors, which have been and continue to be substantial. Mr. Gorsky has significant global business, technology, leadership, and oversight experience as the former chairman and chief executive officer of Johnson & Johnson. Given Mr. Gorsky’s extensive experience leading a global business similar in size and complexity to that of IBM, he plays a pivotal role as independent Lead Director in administering the Board’s risk oversight responsibility.

The Board strongly believes that each company’s circumstances dictate its optimal leadership structure, and the current leadership structure strikes the right balance of allowing our Chairman and CEO to promote a clear, unified vision for the Company’s strategy, providing the leadership critical for effectively and efficiently implementing the actions needed to ensure strong performance over the long term, while ensuring robust, independent oversight by the Board and Lead Director.

Responsibilities and Actions of the Lead Director

As Lead Director, Mr. Gorsky has the following robust set of core responsibilities:
actively involved in the strategic planning of the Board agendas and meetings, Board design and committee composition;

approves information sent to the Board;

reviews and approves meeting schedules to ensure there is sufficient time for discussion of all agenda items;

presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, which are held at every Board meeting;

authority to call meetings of the independent directors, at which he presides in lieu of the Chairman;

serves as liaison between the Chairman and the independent directors; and

if requested by major stockholders, ensures that he is available, as necessary, after discussions with the Chairman and Chief Executive Officer, for consultation and direct communication.

In addition to these core responsibilities, the Lead Director engages in other regular activities, including:
one-on-one debriefs with the Chairman after each meeting;

analyzes CEO performance in executive session in conjunction with the Executive Compensation and Management Resources Committee Chair;

leads the Board self-evaluation process, interviewing each director, together with the Chairman, and reviews the feedback received with the full Board;

spends time with senior management outside of Board meetings to ensure a deep understanding of the business and strategy of, and risks to, the Company;

regular contact with members of the Board and meeting individually with each independent director; and

attends meetings held by each of the Board’s committees.

The Board reviews our leadership structure at least annually to ensure the optimal structure for the strategy and oversight of the Company. Regularly scheduled executive sessions, including sessions of independent directors without members of management, chaired by the independent Lead Director, are held at each Board meeting.

202023 Notice of Annual Meeting & Proxy Statement   |   Corporate Governance

Board Evaluation Process
IBM’s independent Lead Director oversees a comprehensive, multi-part process for the Board’s ongoing self-evaluation to ensure that the Board is operating effectively and that its processes reflect best practices. This process ensures that the full Board and each committee conduct an assessment of their performance and solicit feedback for enhancement and improvement. From time to time, this process includes a third-party review of the Board’s process and evaluation criteria.
Full Board Self-Evaluation
The Lead Director leads the Board in conducting an annual self-evaluation to review the effectiveness of the Board and its committees. In this comprehensive review, the self-evaluation focuses on:
•
The composition and performance of the Board, including the size, mix of skills and experience and director refreshment practices;

•
The quality and scope of the materials distributed in advance of meetings;

•
The Board’s access to Company executives and operations;

•
The promotion of rigorous decision making by the Board and its committees;

•
The effectiveness of the Board and committee evaluation processes; and

•
The overall functioning of the Board and its committees.

Each Individual Committee has Self-Evaluation
Each committee also performs a self-evaluation in executive session on an annual basis. The Audit Committee’s evaluation, for example, includes individual, one-on-one interviews between IBM’s internal Chief Auditor and each member of the Committee.
Individual Interviews with the Chairman of the Board and Lead Director
The Lead Director, together with the Chairman, interviews each IBM director individually to obtain his or her candid assessment of director performance, Board dynamics and the effectiveness of the Board and its committees.
Presentation of Feedback
The Lead Director shares insights from each of these meetings with the full Board.
Results Discussion
The Board meets in executive session to discuss the results of the evaluation and any other issues that the directors may want to raise.
Follow-ups
Self-evaluation items requiring follow-up and execution are monitored on an ongoing basis by the Board, each of the committees, and by IBM management. While this formal self-evaluation is conducted on an annual basis, the evaluation process is an ongoing process throughout the year. At each meeting, the Chairman actively solicits feedback from each individual director and directors continuously share their perspectives, feedback, and suggestions throughout the year.
Succession Planning
IBM has long been recognized for its leadership and talent development. One of the Board’s most important responsibilities is to ensure that IBM has the appropriate management to execute the Company’s long-term strategy. To fulfill this responsibility, the full Board meets regularly to actively review and plan the succession of the CEO and other senior management positions.
In succession planning, the Board discusses:
• Succession process and timeline • Profile and candidate assessments, both internal and external, for the CEO and other senior leadership positions	• Leadership pipeline and development plans for the next generation of senior leadership • Diversity, inclusion, and Company culture

The Executive Compensation and Management Resources Committee also regularly reviews succession planning and the Company’s management resources programs, overseeing a broad range of human capital management topics, including diversity and inclusion.

2023 Notice of Annual Meeting & Proxy Statement   |   Corporate Governance 21

Strategy Oversight
The Board actively oversees IBM’s long-term business strategy and is actively engaged in ensuring that IBM’s culture reflects its longstanding commitment to integrity, compliance, and inclusion. The Board is continuously engaged with management on these topics. For example, each year, the Board:
Risk Oversight
At IBM, we believe that innovation and leadership are impossible without taking risks. We also recognize that imprudent acceptance of risk or the failure to appropriately identify and mitigate risk could be destructive to stockholder value. Our risk professionals rigorously analyze both enterprise and emerging risks, incorporating both internal and external perspectives and data analytics into a comprehensive annual enterprise risk review. This approach is leveraged by management in monthly emerging risk reviews, to proactively identify and respond to changes in the business environment. IBM’s comprehensive annual enterprise risk review is also discussed with both the Audit Committee and full Board.
Risk assessment is integral to the Board’s strategic planning and in the analysis of transactions and other matters presented to the Board, including capital expenditures, acquisitions, divestitures and other portfolio actions, and operational and financial matters. In addition to the annual enterprise risk reviews, IBM’s risk professionals, including the Chief Risk Officer, work closely with senior management to integrate risk assessment into Board and committee briefings on topics of strategic importance. The Board and the Audit Committee also receive reports from IBM’s Chief Trust and Compliance Officer (CTCO) on compliance related matters. The CTCO reports to the Senior Vice President and General Counsel with dotted line reporting to the Audit Committee, and holds a private session with members of the Audit Committee at every meeting.
The Board’s role in risk oversight of IBM is consistent with IBM’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing IBM’s risk exposure, and the Board and its committees providing oversight in connection with those efforts. Our risk oversight framework also aligns with our disclosure controls and procedures. For example, IBM’s quarterly and annual financial statements and related disclosures are reviewed by its disclosure committee, comprised of senior management including IBM’s Controller, Chief Auditor, General Counsel, Chief Trust and Compliance Officer, and others, all of whom participate in the risk assessment practices described above. The CEO and CFO then receive a report from the disclosure committee and external auditor before the financial statements are reviewed with the Audit Committee and Board, approved, and then filed.
222023 Notice of Annual Meeting & Proxy Statement   |   Corporate Governance

Cybersecurity is a critical part of risk management at IBM. To more effectively address cybersecurity threats, IBM leverages a multi-layered approach. IBM has a dedicated Chief Information Security Officer (CISO) whose team is responsible for leading enterprise-wide information security strategy, policy, standards, architecture, and processes. The CISO is part of IBM’s Enterprise and Technology Security organization, which works across all of the organizations within the Company to protect IBM, its brand, and its clients against cybersecurity risks.
Both the Board and the Audit Committee each receive regular updates from senior management, including the CISO and cybersecurity experts, in areas such as threat intelligence, major cyber risk areas, emerging global policies and regulations, cybersecurity technologies and best practices, and cybersecurity incidents.

Climate change is a serious concern that warrants meaningful action on a global basis. IBM considers risks as identified by the Financial Stability Board Task Force on Climate-related Financial Disclosures in its risk management process. IBM senior management assesses the significance of environmental and climate-related risks. In addition, they manage these risks and provide regular updates to the Board and Directors and Corporate Governance Committee.
IBM has established objectives and targets for energy conservation, procurement of renewable energy, carbon dioxide (CO2) emissions reduction and other key environmental performance indicators. Performance against these objectives and targets is routinely monitored, and results are reviewed annually by the Board’s Directors and Corporate Governance Committee. Details on IBM’s performance against key environmental performance indicators can be found in our annual ESG Report available at https://www.ibm.com/impact/reports-and-policies.

Director Compensation
Annual Retainer: In 2022, non-management directors received an annual retainer of $325,000. Chairs of each of the Directors and Corporate Governance Committee and the Executive Compensation and Management Resources Committee each received an additional annual retainer of $20,000 and the chair of the Audit Committee received an additional annual retainer of $30,000. The additional retainer for the Lead Director position is $40,000.
Under the IBM Deferred Compensation and Equity Award Plan (DCEAP), 60% of the total annual retainer is required to be deferred and paid in Promised Fee Shares (PFS). Each PFS is equal in value to one share of IBM’s common stock. When a dividend is paid on IBM’s common stock, each director’s PFS account is credited with additional PFS reflecting a dividend equivalent payment. With respect to the payment of the remaining 40% of the annual retainer, directors may elect one or any combination of the following: (a) deferral into PFS, (b) deferral into an interest-bearing cash account, and/or (c) receipt of cash payments on a quarterly basis during service as a Board member. IBM does not pay above-market or preferential earnings on compensation deferred by directors.
Stock Ownership Guidelines: Under the IBM Board Corporate Governance Guidelines, within five years of initial election to the Board, non-management directors are expected to have stock-based holdings in IBM equal in value to eight times the equity portion of the annual retainer initially payable to such director. Stock-based holdings mean (i) IBM shares owned personally or by members of immediate family sharing the same household, and (ii) DCEAP PFS. Stock-based holdings do not include unexercised stock options.
Our stock ownership guidelines remain the strongest in our peer group.
Payout under the DCEAP: Upon a director’s retirement or other completion of service as a director (a) all amounts deferred as PFS are payable, at the director’s choice, in cash and/or shares of IBM’s common stock, and (b) amounts deferred into the interest-bearing cash account are payable in cash. Payouts may be made in any of (a) a lump sum payment as soon as practicable after the date on which the director ceases to be a member of the Board, (b) a lump sum payment paid in February of the calendar year immediately following the calendar year in which the director ceases to be a member of the Board, or (c) between two and ten annual installments, paid beginning in February following the calendar year in which the director ceases to be a member of the Board. If a director elects to receive PFS in cash, the payout of PFS is valued using the closing price of IBM common stock on the NYSE as follows: for payouts made in an immediate lump sum, IBM common stock will be valued on the first day after the date on which the director ceases to be a member of the Board; for lump sum payments made in February of the calendar year immediately following the calendar year of separation or for installment payouts, IBM common stock will be valued on the last business day of the January preceding such February payment.
IBM’s Matching Grants Program: In 2022, non-management directors were eligible to participate in IBM’s Matching Grants Program on the same basis as IBM’s employees based in the U.S. Under this program, IBM matched a director’s eligible contributions in cash on a 1-to-1 basis to approved educational institutions, medical facilities and cultural or environmental institutions. Each director was eligible for a Company match on total gifts up to $10,000 per calendar year. Amounts shown in the Director Compensation Table for matching grants may be in excess of $10,000 because such amounts include Company contributions on gifts that were made by directors in previous years.
Director Compensation Consultant: The Committee retains Semler Brossy Consulting Group, LLC (Semler Brossy) to assess trends and developments in director compensation practices and to compare IBM’s practices against them. The Committee uses the analysis prepared by the consultant as part of its periodic review of IBM’s director compensation practices. Other than services provided to IBM’s Directors and Corporate Governance Committee and IBM’s Executive Compensation and Management Resources Committee, Semler Brossy does not perform any other work for IBM. The Committee determined that Semler Brossy is free of conflicts of interest.
2023 Notice of Annual Meeting & Proxy Statement   |   Director Compensation23

2022 Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
(a)	(b)	(c)	(1)	(d)
Thomas Buberl	325,000	36,268		361,268
Michael L. Eskew(2)	92,917	89,171		182,088
David N. Farr	325,000	103,181		428,181
Alex Gorsky	361,667	142,627		504,294
Michelle J. Howard	325,000	52,894		377,894
Andrew N. Liveris	341,667	203,012		544,679
F. William McNabb III	325,000	46,666		371,666
Martha E. Pollack	325,000	60,308		385,309
Joseph R. Swedish	325,000	59,747		384,747
Peter R. Voser	350,000	133,979		483,979
Frederick H. Waddell	345,000	96,712		441,713
Alfred W. Zollar	325,000	9,240		334,241

(1)
Amounts in this column include the following: for Mr. Buberl: $36,193 of dividend equivalent payments on PFS; for Mr. Eskew: $79,146 of dividend equivalent payments on PFS and $10,000 contributed by the Company under the Matching Grants Program; for Mr. Farr: $103,105 of dividend equivalent payments on PFS; for Mr. Gorsky: $142,552 of dividend equivalent payments on PFS; for Admiral Howard: $52,819 of dividend equivalent payments on PFS; for Mr. Liveris: $202,937 of dividend equivalent payments on PFS; for Mr. McNabb: $46,591 of dividend equivalent payments on PFS; for Dr. Pollack: $60,233 of dividend equivalent payments on PFS; for Mr. Swedish: $59,672 of dividend equivalent payments on PFS; for Mr. Voser: $133,903 of dividend equivalent payments on PFS; for Mr. Waddell: $86,637 of dividend equivalent payments on PFS and $10,000 contributed by the Company under Matching Grants Program; and for Mr. Zollar: $9,240 of dividend equivalent payments on PFS.

(2)
Mr. Eskew’s term on the Board ended April 2022.

Fees Earned or Paid in Cash (column (b)): Amounts shown in this column reflect the annual retainer paid to each director as described above. A director receives a prorated amount of the annual retainer for service on the Board and, if applicable, as Lead Director or a committee chair, based on the portion of the year for which the director served.
All Other Compensation (column (c)): Amounts shown in this column represent:
•
Dividend equivalent payments on PFS accounts under the DCEAP as described above.

•
Group life insurance premiums paid by IBM on behalf of the directors.

•
Value of the contributions made by IBM under IBM’s Matching Grants Program as described above.

Delinquent Section 16(a) Reports: None
IBM believes that all reports for IBM’s executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 in 2022 were timely filed.
Insurance and Indemnification
IBM has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which IBM is able to provide indemnification. This coverage runs from June 30, 2022 through June 30, 2023, at a total cost of approximately $6.7 million. The primary carrier is AXA/XL Specialty Insurance Company.
242023 Notice of Annual Meeting & Proxy Statement   |   Director Compensation

Ownership of Securities
Security Ownership of Certain Beneficial Owners
The following sets forth information as to any person known to IBM to be the beneficial owner of more than five percent of IBM’s common stock as of December 31, 2022.
Name and address	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group(1) 100 Vanguard Boulevard Malvern, PA 19355	80,144,196	8.86%
BlackRock Inc.(2) 55 East 52nd Street New York, NY 10055	72,337,762	8.0%
State Street Corporation(3) State Street Financial Center One Lincoln Street Boston, MA 02111	53,576,165	5.93%

(1)
Based on the Schedule 13G filed with the Securities and Exchange Commission on February 9, 2023 by The Vanguard Group and certain subsidiaries (Vanguard). Vanguard reported that it does not have sole voting power over any shares, has shared voting power over 1,273,052 shares, sole dispositive power over 76,392,974 shares, and shared dispositive power over 3,751,222 shares. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(2)
Based on the Schedule 13G filed with the Securities and Exchange Commission on February 3, 2023 by BlackRock, Inc. and certain subsidiaries (BlackRock). BlackRock reported that it has sole voting power over 65,351,316 shares, does not have shared voting power over any shares, and sole dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(3)
Based on the Schedule 13G filed with the Securities and Exchange Commission on February 10, 2023 by State Street Corporation and certain subsidiaries (State Street). State Street reported that it does not have sole voting power over any shares, has shared voting power over 42,508,791 shares, has shared dispositive power over 53,447,207 shares, and does not have sole dispositive power over any shares. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

2023 Notice of Annual Meeting & Proxy Statement   |   Ownership of Securities 25

Common Stock and Stock-based Holdings of Directors and Executive Officers
The following table sets forth the beneficial ownership of shares of IBM’s common stock as of December 31, 2022, by IBM’s current directors and nominees, the executive officers named in the 2022 Summary Compensation Table, and such directors and all of IBM’s executive officers as of December 31, 2022, as a group. Also shown are shares over which the named person could have acquired voting power or investment power within 60 days after December 31, 2022. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.
IBM’s current non-management directors had beneficial ownership of a total of 196,700 shares of common stock and DCEAP shares as of December 31, 2022. In the aggregate, these shares were valued at more than $27 million as of December 31, 2022, or an average of more than $2.5 million for each of IBM’s non-management directors as of December 31, 2022.
					Acquirable within 60 days				Value of Common Stock shares at Fiscal Year End
	Common		Stock-based		Stock Options And		Directors’ DCEAP
Name	Stock	(1)	Holdings	(2)	RSUs	(3)	Shares	(4)	($)	(5)
Michelle H. Browdy	103,913		134,142		15,016		N/A		14,640,303
Thomas Buberl	0		0		0		7,198		1,014,126
Gary Cohn	32,552		81,933		26,887		N/A		4,586,251
David N. Farr	8,508 (6)		8,508		0		17,040		3,599,458
Alex Gorsky	4,445		4,445		0		24,005		4,008,321
Michelle J. Howard	144		144		0		9,642		1,378,750
James J. Kavanaugh	112,968(7)		166,783		27,031		N/A		15,916,062
Arvind Krishna	205,578(8)		327,326		41,297		N/A		28,963,884
Andrew N. Liveris	2,655		2,655		0		33,348		5,072,463
F. William McNabb III	9,250		9,250		0		8,823		2,546,305
Martha E. Pollack	0		0		0		10,955		1,543,450
Thomas W. Rosamilia	36,189		96,410		19,522		N/A		5,098,668
Joseph R. Swedish	5,261(9)		5,261		0		10,868		2,272,415
Peter R. Voser	0		0		0		22,602		3,184,396
Frederick H. Waddell	3,763		3,763		0		15,177		2,668,457
Alfred W. Zollar	0		0		0		2,973		418,866
Directors and executive officers as a group	551,424 (10)		917,618		159,744(10)		162,631(10)

(1)
This column is comprised of shares of IBM common stock beneficially owned by the named person. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. Standard brokerage accounts may include nonnegotiable provisions regarding set-offs or similar rights. This column includes 188,389 shares in which voting and investment power are shared. The directors and officers included in the table disclaim beneficial ownership of shares beneficially owned by family members who reside in their households. The shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship. The shares reported in this column do not include 6,165 shares held by the IBM Personal Pension Plan Trust Fund, over which the members of the IBM Retirement Plans Committee, a management committee presently consisting of certain executive officers of the Company, have voting power, as well as the right to acquire investment power by withdrawing authority now delegated to various investment managers.

(2)
For executive officers, this column is comprised of the shares shown in the “Common Stock” column and, as applicable, all restricted stock units including retention restricted stock units, officer contributions into the IBM Stock Fund under the IBM Excess 401(k) Plus Plan, and Company contributions into the IBM Stock Fund under the Excess 401(k) Plus Plan. Some of these restricted stock units may have been deferred under the Excess 401(k) Plus Plan in accordance with elections made prior to January 1, 2008, and they will be distributed to the executive officers after termination of employment as described in the 2022 Nonqualified Deferred Compensation Narrative.

(3)
For executive officers, this column is comprised of (i) shares that can be purchased under an IBM stock option plan within 60 days after December 31, 2022, and (ii) RSU awards that vest within 60 days after December 31, 2022. For Ms. Browdy, Mr. Cohn, Mr. Kavanaugh, Mr. Krishna, and Mr. Rosamilia, shares in this column are from IBM restricted stock awards which will vest within 60 days after December 31, 2022.

(4)
Promised Fee Shares earned and accrued under the IBM Deferred Compensation and Equity Award Plan (DCEAP) as of December 31, 2022, including dividend equivalents credited with respect to such shares. Upon a director’s retirement, these shares are payable in cash or stock at the director’s choice (see 2022 Director Compensation Narrative for additional information).

(5)
Values in this column are calculated by multiplying the number of shares shown in the “Common Stock” column plus the “Directors’ DCEAP Shares” column by the closing price of IBM common stock on the New York Stock Exchange on the last business day of the 2022 fiscal year ($140.89).

(6)
Includes 450 shares in which voting and investment power are shared.

(7)
Includes 15,174 shares in which voting and investment power are shared.

(8)
Includes 167,503 shares in which voting and investment power are shared.

(9)
Voting and investment power are shared.

(10)
The total of these three columns represents less than 1% of IBM’s outstanding shares, and no individual’s beneficial holdings totaled more than 1/100 of 1% of IBM’s outstanding shares.

262023 Notice of Annual Meeting & Proxy Statement   |   Ownership of Securities

ESG at IBM
We believe IBM is a catalyst that makes the world work better. As part of that, we are creating impactful solutions to the environmental, social, and governance (ESG) challenges that face companies and society. With a balanced approach, we aspire to make a lasting, positive impact in business ethics, our environment, and the communities in which we work and live. ESG at IBM embodies this philosophy through the three pillars of our IBM Impact framework and is informed through collaboration and engagement with communities, clients, stockholders, and employees. We consider frameworks and initiatives such as the Global Reporting Initiative (GRI) Standards, the Sustainability Accounting Standards Board (SASB) Standards, the Task Force on Climate-Related Financial Disclosures (TCFD), the Stakeholder Capitalism Metrics, and the United Nations Sustainable Development Goals (SDGs). We are also monitoring the developing regulatory landscape as ESG comes into focus for many regulators and standard-setters worldwide. Our latest ESG Report is available at https://www.ibm.com/impact/reports-and-policies.
IBM impact

Ethical impact

Creating innovations, policies and practices that prioritize ethics, trust, transparency, and above all — accountability

Equitable impact

Creating spaces and opportunities for everyone by focusing on diversity, equity, and inclusivity within IBM as well as globally

Environmental impact

Creating better pathways to conserve natural resources, reduce pollution, and minimize climate-related risks

Ethical Impact

IBM is committed to developing policies and practices that prioritize ethics, trust, transparency, and accountability. For over a century, IBM has earned the trust of our clients by responsibly managing their data. We have worked to earn the trust of our stakeholders by ushering powerful new technologies into the world, responsibly and with purpose. As leaders in the tech sector, we believe it is our responsibility to contribute to diverse, global efforts that shape standards and best practices.
Putting our Principles of Trust and Transparency into Practice
IBM’s Principles for Trust and Transparency are the core principles that guide our handling of client data and insights, and the responsible development and deployment of new technologies. This philosophy applies to our approach to AI: we aim to create and offer trusted technology that can augment, not replace, human decision-making. Properly calibrated, AI can assist humans in making fairer choices, countering human biases, and promoting inclusivity. IBM recognized early on that articulating these principles around the responsible deployment of AI technologies was critical — backed by a strong commitment of putting words into practice. Our practice includes training, education, playbooks, tools and methodologies of AI ethics to be taken into account in the design, development, delivery and operational lifecycle of IBM products and across the IBM enterprise. In 2022 we continued to advocate for technology ethics with the Rome Call for AI Ethics, the Notre Dame-IBM Tech Ethics Lab, and through publication on our points of view on facial recognition and mitigating bias in AI. Additionally, we share technology solutions with the open-source community, including several toolkits, designed to promote trustworthy AI.
Our AI Ethics Board, which is comprised of a cross-disciplinary team of senior IBM leaders, co-chaired by IBM’s Chief Privacy Officer and IBM’s AI Ethics Global Leader, reports to the highest level of the company, and works with experts throughout our business to address our most complicated questions. We regularly share our AI Ethics Board governance process with clients and others outside of IBM so that we can collectively advance the responsible use of technology. Continuous collaboration with governments, companies, and other organizations has helped us as we embed privacy, tech ethics, and security into our operations.
Responsible Computing
Stemming from the belief that technology must be thought of in terms of its impact on people and the planet, in May 2022, IBM co-founded the Responsible Computing consortium to approach trustworthy IT and sustainability. The consortium, comprised of technology innovators from industry and academia, created a framework to address current and future challenges holistically and systemically in computing. The Responsible Computing framework focuses on:
Responsible Data Centers: Designed and operated with an emphasis on sustainability	Responsible Infrastructure: Efficient use of available and future technology	Responsible Code: Conscious code choices that optimize environmental, social and economic impact over time	Responsible Data Usage: Data is securely used in ways that drive transparency, fairness and respect for the users	Responsible Systems: Inclusive systems that address bias and discrimination driving equality for all	Responsible Impact: Technologies and innovations that drive positive impact for society at large
2023 Notice of Annual Meeting & Proxy Statement   |   ESG at IBM 27

Equitable Impact

IBM’s purpose is underpinned by our culture, which reflects our ability to continually reinvent ourselves to meet the needs of our clients and to make a positive impact on the world. Our culture promotes diversity, trust and integrity while fostering innovation and encouraging experimentation leveraging the application of science and technology for impact.
Embracing and Enabling a Diverse and Inclusive Workforce
The IBM Board of Directors strongly believes that much of IBM’s future success depends on the caliber of its talent and the full engagement and inclusion of IBMers in the workplace. We foster a culture of conscious inclusion and active allyship where IBMers can make a positive impact on society and bring their authentic selves to work.
Diversity and Inclusion
Our diversity practices have resulted in a year-over-year increase of representation for women globally and Black and Hispanic employees in the U.S.	We currently have eight D&I Communities with over 200 Business Resource Groups spanning 52 countries, with IBMers actively participating in programs, events, and other D&I initiatives globally	Thousands of IBMers have completed training to become certified allies who actively promote and progress equity and inclusion for the advancement and benefit of people different from themselves	IBM has had an equal pay policy since 1935; we have conducted statistical pay equity analysis for decades, and in 2022 this continued to include all countries where we have employees
Supporting our Employees
We believe that our employees perform their best at work, home, and in the communities where we live and work when their well being is supported. IBM offers a competitive benefits program, designed to help employees build a solid financial foundation for meeting a diverse array of needs — health care, income protection, retirement security, and personal interests.
IBM is actively fostering an environment of growth, inclusion, innovation, and feedback. We support our employees’ professional development by investing in a range of advanced tools and resources that empower IBMers to direct their own career paths and build the skills required to pursue their goals.
Talent and Culture

IBM offers a compelling value proposition to employees: IBMers develop innovative technologies including Hybrid Cloud, AI, quantum computing and cybersecurity, for clients whose businesses the world relies on
IBMers worldwide have confidential, 24/7 access to critical mental health support through employee assistance programs, other mental health resources and trainings	Hundreds of thousands of IBMers globally participate in our annual engagement survey, and our industry-leading talent practices enable more than 8 in 10 IBMers to be engaged	IBM managers and leaders have access to their team and organization engagement levels along with actionable data-driven insights
Community Development
At IBM we use our talent and technology to drive positive and measurable social impact in education and sustainability. We are expanding access to digital skills and employment opportunities so that more people — regardless of their background — can participate in the digital economy. Closing the skills gap is the biggest opportunity of the decade. We are taking bold action to achieve this.
Community Development
IBM has pledged to skill 30 million people by 2030, preparing them for in-demand jobs	Learners participating in our skilling programs earn digital badges and certifications widely recognized by the labor market	We are collaborating with over 20 historically black colleges and universities (HBCUs) on IBM Cybersecurity Centers to advance STEM-based opportunities for traditionally underrepresented communities
282023 Notice of Annual Meeting & Proxy Statement   |   ESG at IBM

Environmental Impact

For more than 50 years, IBM has committed to environmental responsibility — a commitment formalized by our first corporate environmental policy in 1971, which integrated environmental responsibility throughout the fabric of our business. IBM views environmental leadership as a long-term strategic imperative, demonstrated today as we continue to set ambitious goals and apply our technologies to accelerate solutions to global environmental challenges.
Protecting the Environment
Environmental Highlights
Procured 64.2% of electricity consumed across IBM’s operations from renewable sources	Diverted 94.2% (by weight) of IBM’s total nonhazardous waste from landfill and incineration	Reduced operational greenhouse gas emissions 61% since 2010	Held first annual Supplier Sustainability Leadership Forum in 2022 focused on energy efficiency
Enabling Our Clients and Communities

At IBM, we believe that science, technology and innovation are essential to tackling environmental issues and helping clients and communities address environmental challenges. IBM continues to develop solutions that enable clients to assess and minimize their environmental footprint.

Enabling our Clients
The IBM Sustainability portfolio is differentiated by our ability to handle complex data spanning multiple business systems and embed sustainability decision making in daily business operations. By bridging their high-level sustainability goals and daily operations, IBM is uniquely positioned to unlock a data driven approach enabling clients to identify where to start, where to go and how to achieve their sustainability goals, while also optimizing their core business operations and cost.
In 2023 we are using our sustainability portfolio to assist clients in three key areas:
•
Data management, analytics, and facilitating the reporting of greenhouse gas emissions;

•
Identifying opportunities to reduce emissions of owned assets, such as buildings, IT, infrastructure, machines, and processes; and

•
Managing data and gathering insights to help clients reduce emissions and waste in their supply chain.

Enabling our Communities
In 2022 we announced the IBM Sustainability Accelerator, a pro bono social impact program that applies IBM technologies, such as hybrid cloud and AI, and expertise to enhance and scale nonprofit and government organization interventions helping populations especially vulnerable to environmental threats. IBM plans to select five organizations for this program each year. Our first cohort, which began work in 2021, is focused on sustainable agriculture, while our cohort announced at COP27 in November 2022 focuses on clean energy.

2023 Notice of Annual Meeting & Proxy Statement   |   ESG at IBM 29

Responsibly Advocating Public Policy
IBM’s Government and Regulatory Affairs team engages in worldwide policy advocacy to drive growth and innovation in the digital economy. IBM has never had a political action committee (PAC), makes no political donations, and has always been committed to meaningful management, oversight, and accurate reporting of our engagement with government officials. Through deep expertise in specific areas of public policy relevant to its business, clients and communities, IBM works collaboratively with governments worldwide to expand economic prosperity and advance the ability of powerful technologies to have positive impacts on society.
Political Contributions

IBM engages in policy, not politics. In 1968, former IBM CEO Thomas Watson Jr. said a company “should not try to function as a political organization in any way.” IBM continues to live by this philosophy to this day. We have a long-standing policy not to make contributions of any kind (money, employee time, goods or services), directly or indirectly, to political parties or candidates, including through intermediary organizations, such as PACs, campaign funds, or trade or industry associations. This policy applies equally in all countries and across all levels of government. Our approach to advocacy is also grounded in a commitment to preserve and strengthen trust in civic institutions and, to that end, we have partnered with other leading companies and the University of Michigan’s Erb Institute to build and advance a set of principles to promote Corporate Political Responsibility (CPR). By sharing the merit of our non-giving advocacy strategy and deepening business engagement with the CPR principles, we work to increase transparency in the ways that corporations advocate on public policy issues.

IBM does not have a PAC and does not engage in independent expenditures or electioneering communications as defined by law.
Lobbying

IBM’s Government and Regulatory Affairs team is committed to advancing common sense public policies that benefit our business and communities. We seek to build trust in technology through precision regulation, a modernized digital infrastructure, promoting justice and equality for all citizens, and leveraging science and technology for good. All IBM lobbying activities, including by third parties on behalf of IBM, require the prior approval of the IBM Office of Government and Regulatory Affairs and must comply with applicable law and IBM’s Business Conduct Guidelines.

IBM files periodic reports with the Secretary of the U.S. Senate and the Clerk of the U.S. House of Representatives detailing its U.S. federal lobbying activities and expenditures, with U.S. state and municipal governments, where required, and with the European Union Transparency Register.

Trade Associations

IBM joins trade and industry associations that add value to IBM, its stockholders and employees. These groups have many members from a wide variety of industries, and cover broad sets of public policy and industry issues. Although IBM works to make our voice heard, there may be occasions where our views on an issue differ from those of a particular association. We perform comprehensive due diligence on all of our trade associations to confirm they are reputable and have no history of malfeasance. Company policy prohibits them from using any IBM funds to engage in political expenditures, and we implement robust procedures to ensure they comply.

The IBM Board of Directors, as part of its oversight function, periodically receives reports from senior management relating to IBM’s policies and practices regarding governmental relations, public policy, and any associated expenditures.

IBM’s senior management, under the leadership of IBM Government and Regulatory Affairs, closely monitors and coordinates all public policy advocacy efforts, as well as any lobbying activities.

IBM is proud to report that the Center for Political Accountability’s 2022 Report on Corporate Political Disclosure and Accountability gave IBM a score of 98.6 out of 100, naming IBM as one of only 20 companies that fully prohibit the use of corporate assets to influence elections and as one of only 39 companies that prohibit both trade associations and non-profits from using Company contributions for election-related purposes.

302023 Notice of Annual Meeting & Proxy Statement   |   ESG at IBM

2022 Executive Compensation
Message to Stockholders
Report of the Executive Compensation and Management Resources Committee of the Board of Directors
Set out below is the Compensation Discussion and Analysis, which is a discussion of IBM’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies.
Given the Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those programs and policies, the Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
We continue to evaluate the effectiveness of our executive compensation programs and practices, and a critical component of that evaluation process is feedback from engaging with our stockholders.
We appreciate all of the feedback and support, and we join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of stockholders.
Frederick H. Waddell (chair)
Joseph R. Swedish
Martha E. Pollack
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2022 Compensation Discussion and Analysis
Improved Revenue Growth Profile
Revenue year-to-year growth figures at constant currency.(1)
In 2022, IBM delivered $60.5B in revenue, and generated $10.4B cash from operations	Revenue Acceleration and Cash Generation Strong revenue growth year-to-year, delivering above IBM’s mid-single digit model. Generated $9.3 billion of consolidated Free Cash Flow(1)
Optimized Portfolio Positioned to Deliver High Value	Recurring Revenue Acceleration
IBM continues to strengthen and reinforce its position in delivering high-value, differentiated technology to its clients	About 50% of IBM revenue is recurring, with a high-value mix
2022 Revenue Mix	2022 Recurring Revenue Mix

Increased revenue mix to higher growth Software and Consulting
Software revenue +12% year-to-year
Hybrid Platform & Solutions +9% year-to-year, including Red Hat +17% year-to-year
Consulting revenue +15% year-to-year
Broad-based growth across all business lines and geographies
65% of recurring revenue now comes from high-growth Software Hybrid Platform & Solutions exited 2022 with over $13 billion in Annual Recurring Revenue(1)
Strategic Capital Allocation
Completed 8 acquisitions in 2022 for $2B	Returned $5.9B to stockholders through dividends in 2022	Ended 2022 with $8.8B in cash and marketable securities, up over $1B year-to-year

(1)
Non-GAAP financial metrics. See Appendix A for information on how we calculate these performance metrics.

(2)
Year-to-Year revenue growth % includes incremental sales to Kyndryl (post-separation, through October 2022) of ~1 point and ~4 points for 2021 and 2022, respectively.

Note: In an effort to provide additional and useful information regarding IBM’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), this Compensation Discussion and Analysis and Proxy Statement contains certain non-GAAP financial measures, including operating earnings per share, free cash flow, consolidated operating cash flow, and revenue growth rates adjusted for currency. Amounts are presented on a continuing operations basis unless otherwise noted. For reconciliation and rationale for management’s use of this non-GAAP information, refer to Appendix A — “Non-GAAP Financial Information and Reconciliations.”
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Our compensation strategy, with significant pay at risk, supports the drivers of IBM’s high value business model.
For 2022, at target, approximately 77% of Mr. Krishna’s pay remained at risk and subject to attainment of rigorous performance goals.

For 2022 performance, the Board approved an annual incentive payment of $3,480,000 for Mr. Krishna, which was 116% of target. The payout reflects a 100% Individual Contribution Factor (ICF) and the Annual Incentive Program (AIP) pool funding at 116%.

In making this award in line with the Company’s incentive score, the Committee also considered Mr. Krishna’s overall performance against his objectives, which included strong revenue generation (at constant currency), and the continued optimization of the Company’s portfolio, with an increased mix of higher growth software and consulting revenue. In addition, the Committee considered his personal leadership in AI and quantum computing, improving diversity representation including continued improvement in diverse executive representation, as well as continued best in class employee engagement.
Payouts in both the annual and long-term programs reflect rigorous performance goals.
Feedback from Our Investors Continues to Inform the Committee

•
IBM once again offered engagement to over 125 institutions and reached out to hundreds of thousands of individual registered and beneficial owners, representing more than 57% of the shares that voted on Say on Pay in 2022.

•
Our stockholder discussions and formal 2022 Say on Pay vote reaffirmed investor support of our pay practices.

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Section 1: Executive Compensation Program Design and Results
Trust and personal responsibility in all relationships — relationships with clients, partners, communities, fellow IBMers, and investors — is a core value at IBM. As a part of maintaining this trust, we well understand the need for our investors — not only professional fund managers and institutional investor groups, but also millions of individual investors — to know how and why compensation decisions are made.
To that end, IBM’s executive compensation practices are designed specifically to meet five key objectives:

•
Align the interests of IBM’s leaders with those of our investors by varying compensation based on both long-term and annual business results and delivering a large portion of the total pay opportunity in IBM stock;

•
Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time;

•
Attract and retain the highly qualified senior leaders needed to drive a global enterprise to succeed in today’s highly competitive marketplace;

•
Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking; and

•
Differentiate rewards to reflect individual and team performance.

The specific elements of IBM’s U.S. executive compensation programs are:
Type	Component	Key Characteristics
Current Year Performance	Salary	Salary is a market-competitive, fixed level of compensation.
	Annual Incentive Program (AIP)	At target, annual incentive provides a market-competitive total cash opportunity. Actual annual incentive payments are funded by business performance against financial metrics and distributed based on annual performance scores, with top performers typically earning the greatest payouts and the lowest performers earning no incentive payouts.
Long-Term Incentive	Performance Share Units (PSUs)
Equity awards are typically granted annually and may consist of PSUs, RSUs, and Stock Options. Equity grants are based on competitive positioning and vary based on individual talent factors. Lower performers do not receive equity grants.
For PSUs, the number of units granted can be increased or decreased at the end of the three-year performance period based on IBM’s performance against predetermined targets.
In addition, a relative performance metric applies to all PSU awards. The final number of PSUs earned can be increased or decreased based on IBM’s Return on Invested Capital (ROIC) performance relative to S&P indices.

	Restricted Stock Units (RSUs)	RSUs vest over time; typically ratably over four years.
	Stock Options (Options)	Stock Options vest over time; typically ratably over four years. The exercise price is at least the value of the IBM stock price on the date of grant, and will be exercisable for up to 10 years from the date of grant.
Retention	Stock-Based Grants & Cash Awards	Periodically, the Compensation Committee and/or the Chairman and CEO reviews outstanding stock-based awards for key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, awards may be made in the form of Retention Restricted Stock Units (RRSUs), retention PSUs (RPSUs), or cash for certain executives. RRSU and RPSU vesting periods typically range from two to five years. In addition to time-based vesting, RPSUs include a relative ROIC performance metric (consistent with standard PSUs). Cash awards have a clawback if an executive leaves IBM before it is earned.
Other Compensation	Perquisites and Other Benefits	Perquisites are intended to ensure safety and productivity of executives. Perquisites include such things as annual executive physicals, transportation, financial planning, and personal security.
Post Employment	Savings Plan
U.S. employees may participate in the IBM 401(k) Plus Plan by saving a portion of their pay in the plan, and eligible employees may also participate in a non-qualified deferred compensation savings plan, which enables participants to save a portion of their eligible pay in excess of IRS limits for 401(k) plans. The Company provides matching and automatic contributions for both of these plans.

Non-qualified Savings Plan
	Pension Plans (closed)	Named Executive Officers (NEOs) may have legacy participation in closed retention and retirement plans, for which future accruals ceased as of December 31, 2007.
	Supplemental Executive Retention Plan (closed)	A full description of the Retention, Pension, and Non-Qualified Deferred Compensation plans is provided in this Proxy Statement, beginning with the 2022 Retention Plan Narrative.
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Our Incentive Compensation Design Supports our Business Strategy
Our senior executive pay is heavily weighted to IBM’s performance through the annual and long-term incentive programs. Each year, the Committee ensures that these programs are closely aligned to the Company’s financial and strategic objectives and are appropriately balanced. Targets are set at challenging levels and are consistent with IBM’s financial model shared with investors for that year. As part of IBM’s ongoing management system, targets are evaluated to ensure they do not encourage an inappropriate amount of risk taking.
2022 Metrics and Weightings
*
Non-GAAP financial metrics. See Appendix A for information on how we calculate these performance metrics.

Note: For PSU performance periods that began prior to 2021, the metrics included Operating EPS at 70%, Free Cash Flow at 30%, and the ROIC Modifier.
IBM shares its financial model each year with investors in the context of its long-term strategy. To provide transparency into the rigor of our goal setting process, IBM discloses the performance attainment against targets for the most recent performance period, for both the Annual Incentive Program and the Performance Share Unit Program.
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2022 Annual Incentive Program
How It Works
IBM sets business objectives at the beginning of each year, which are approved by the Board of Directors. The Compensation Committee and the Board of Directors review IBM’s annual business objectives and set the metrics and weightings for the annual program to reflect current business priorities. These objectives translate to targets for IBM and for each business unit for purposes of determining the target funding of the AIP.
Performance against business objectives determines the actual total funding pool for the year, which can vary from 0% to 200% of total target incentives for all executives. At the end of the year, performance for IBM is assessed against these predetermined financial targets, which are updated to remove any impact of currency movement or the change in tax rates, compared to plan.
The financial targets may be adjusted up or down for extraordinary events if recommended by the Chairman and CEO and approved by the Compensation Committee. For example, adjustments are usually made for large acquisitions and divestitures.
The diversity modifier affirms management’s commitment to improving diverse representation of our workforce that reflects the labor pool demographics of the communities in which we operate. This modifier can result in a 5 point reduction, no impact, or 5 point increase to the AIP scoring. In 2022, the modifier was based on the improvement in representation for executive women globally, and Black and Hispanic executives in the United States.
Finally, the Chairman and CEO can recommend an adjustment, up or down, based on factors beyond IBM’s financial performance; for example, client experience, market share growth and diversity and inclusion of IBM’s workforce. For 2022, no qualitative adjustment was made.
The Compensation Committee reviews the financial scoring, diversity modifier, and proposed qualitative adjustments, and approves the final AIP funding level.
Once the total pool funding level has been approved, payouts for each executive are calculated using an Individual Contribution Factor (ICF). The ICF is determined by evaluating individual performance against predetermined business objectives. As a result, a lower-performing executive will receive as little as zero payout and the most exceptional performers (excluding the Chairman and CEO) are capped at three times their individual target incentive. Payouts at this level are rare and only possible when IBM’s performance has also been exceptional. The AIP, which covers approximately 4,000 IBM executives, includes this individual cap at three times the individual target to allow for differentiated pay for performance. For the Chairman and CEO, the cap is two times target. An executive generally must be employed by IBM at the end of the performance period in order to be eligible to receive an AIP payout. At the discretion of appropriate senior management, the Compensation Committee, or the Board, an executive may receive a prorated payout of AIP upon retirement. AIP payouts earned during the performance period are generally paid on or before March 15 of the year following the end of such period.
This incentive design ensures payouts are aligned to IBM’s overall business performance and diversity goals while also ensuring individual executive accountability for specific business objectives.
2022 AIP Payout Results
Based on full year financial performance against IBM revenue and operating cash flow, the weighted incentive score was 116. For 2022, there was no additional adjustment based on the diversity modifier. While executive representation of women globally, as well as Black and Hispanic executives in the United States, improved by 0.3 points, 0.7 points and 0.3 points, respectively in 2022, this improvement did not result in an increase to the incentive score.
(1)
Based on AIP payout table; results that exceeded 100% of target for each metric yield a higher Incentive Score.

(2)
Operating Cash Flow is a non-GAAP financial metric. See Appendix A for information on how we calculate this performance metric.

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Performance Share Unit Program
The Performance Share Unit (PSU) metrics for the 2020-2022 performance period were Operating EPS and Free Cash Flow.
Targets are established at the beginning of each three-year performance period. These targets are based on IBM’s financial model, as shared with investors, and the Board-approved annual budget. The Committee’s longstanding practice is that the Company’s share repurchase activities have no effect on executive compensation. Actual operating EPS results are adjusted to remove the impact of any difference between the actual share count and the budgeted share count, while simultaneously ensuring that executive compensation targets are normalized for any planned buybacks that are incorporated into the Operating EPS target. Additionally, the scoring for the PSU Program may also take into account extraordinary events. For the 2020-2022 performance period, results were adjusted to exclude the impact of exiting our business in Russia in 2022.
At the end of each three-year performance period, the Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of PSUs are adjusted up or down from 0% to 150% of targets, based on the approved actual performance.
In addition, the PSU Program has a Relative Return on Invested Capital (ROIC) modifier. The modifier is based on IBM’s ROIC performance over the three-year performance period, relative to the S&P 500 Index (excluding financial services companies due to lack of comparability) and the S&P Information Technology Index. This modifier reduces the score up to 20 points when performance falls below the S&P 500 Index median, and increases the score up to 20 points when IBM exceeds the median performance of both the S&P 500 Index and the S&P Information Technology Index. The modifier has no impact when IBM’s ROIC performance falls between the S&P 500 Index median and the S&P Information Technology Index median. There is no qualitative adjustment to the PSU program score.
Relative ROIC Modifier

The PSU score is calculated as a weighted average of results against targets for Operating EPS (70%) and Free Cash Flow (30%). The calculation for the 2020-2022 performance period is shown in the table below. For the 2020-2022 performance period, the ROIC modifier was 0%. While IBM ROIC exceeded the median of the S&P 500 Index (excluding financial services), it did not exceed the median of the S&P Information Technology Index.

(1)
Based on PSU payout table.

(2)
Non-GAAP financial metric. See Appendix A for information on how we calculate this performance metric.

(3)
Non-GAAP financial metrics. Operating EPS 3-year cumulative performance is calculated based on 2020 and 2021 historical as reported amounts adjusted to include discontinued operations. Operating EPS excludes certain separation related charges in 2021 and includes immaterial share adjustments in 2021 and 2022. For 2022, both Operating EPS and Free Cash Flow were adjusted to exclude the impact of separating business in Russia. Free Cash Flow amounts are on a consolidated basis, which includes activity from discontinued operations. See Appendix A for GAAP to Non-GAAP reconciliation.

Impact of Significant One-Time Events on the Open PSU Performance Periods
As discussed in prior years, in connection with the separation of Kyndryl in 2021, the Committee determined that the targets for the 2020-2022 and 2021-2023 PSU programs were no longer reflective of the Company’s strategic direction and growth objectives as communicated to stockholders prior to the announced plan to separate Kyndryl. In February 2021, the Committee approved an adjustment to the 2020-2022 PSU program targets to incorporate the planned impact of the 2021 separation of Kyndryl, including one-time transaction-related cash charges associated with the separation, and actions taken to enable the separation of Kyndryl and IBM’s growth. Following the separation of Kyndryl on November 3, 2021 into its own publicly traded company with approximately $19 billion in revenue prior to separating from IBM, a final target adjustment was made for the 2020-2022 and 2021-2023 PSU programs. The final adjustment was made to incorporate the impact of separating Kyndryl, including the early separation of Kyndryl two months ahead of schedule. As a result of the adjustments made for the Kyndryl separation and actions taken to enable IBM’s growth strategy, Operating EPS and Free Cash Flow targets for the 2020-2022 PSU program are lower than those for the 2019-2021 PSU program. Consistent with the Company’s long-standing practice of setting rigorous performance plans, cumulative targets for both plans remain higher than comparable metrics shared with investors on October 4, 2021.
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Section 2: Compensation Program Governance
Stockholder Engagement Provided Important Feedback for the Committee
IBM continually reviews and enhances its corporate governance and executive compensation programs. As part of this review, it is IBM’s longstanding practice to meet with a significant number of our largest investors during both the proxy season and the off-season, to solicit their feedback on a variety of topics.
In 2022, IBM once again offered engagement to over 125 institutional investors. Further, our process includes outreach to hundreds of thousands of individual registered and beneficial owners, who represent a majority of our retail base. The Company continued its enhanced engagement practices in 2022. IBM’s Chairman and CEO, Lead Director, and members of IBM’s senior management participated in this engagement program. Overall, the Company offered to engage with investors representing more than 57% of the shares that voted on Say on Pay at the 2022 Annual Meeting.
This in-depth engagement process provides valuable feedback to the Compensation Committee on an ongoing basis. Overall, our stockholders continue to support the Company’s compensation programs and practices. We heard from stockholders that they are strongly supportive of the overall design of the program, which focuses on long-term financial performance that drives stockholder value. Still, the Committee and the Board review and consider all of the investor feedback in making decisions relating to the design of our executive compensation programs. For example, the following changes occurred in 2022:
•
The Company’s Peer Group was updated to increase the weighting of peers in the technology industry, reflect IBM’s increased orientation as a hybrid cloud and AI company, and align the Peer Group with the size and scope of IBM following the separation of Kyndryl.

•
Stock Options were introduced as part of the overall equity pay mix for executives, to ensure a portion of equity does not generate value unless IBM’s stock price increases over the price when granted.

•
The diversity modifier continued as part of IBM’s Annual Incentive Program in 2022, with disclosure of the underlying results for both 2021 and 2022 included in the Annual Incentive Program section of each year’s respective Proxy as well as IBM’s annual ESG report.

Compensation Practices
Overall, IBM’s compensation policies and decisions, explained in detail in this Compensation Discussion and Analysis, continue to be focused on long-term financial performance to drive stockholder value.
The table below highlights practices that IBM embraces in support of strong governance practices.
What We Do
Tie a significant portion of pay to Company performance
Mitigate risk taking by emphasizing long-term equity incentives, placing caps on potential payments, and maintaining robust clawback provisions
Require significant share ownership by the Chairman and CEO, Vice Chairman and Senior Vice Presidents
Utilize noncompetition and nonsolicitation agreements for senior executives
Remove impact of share repurchase on executive incentives

What We Don’t Do
No individual severance or change-in-control agreements for executive officers
No excise tax gross-ups for executive officers
No dividend equivalents on unearned RSUs/PSUs
No hedging/pledging of IBM stock
No stock option repricing, exchanges or stock options granted below market value
No guaranteed incentive payouts for executive officers
No accelerated vesting of equity awards for executive officers
No above-market returns on deferred compensation plans

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Personal Stake in IBM’s Future through Stock Ownership Requirements
Investors want the leaders of their companies to act like owners. That alignment, we believe, works best when senior leaders have meaningful portions of their personal holdings invested in the stock of their company. This is why IBM sets significant stock ownership requirements for IBM’s Chairman and CEO, Vice Chairman, and Senior Vice Presidents (SVPs). Within 5 years of hire or promotion, each is required to own a minimum number of IBM shares or equivalents that is equal to a multiple of salary at the time of hire, promotion, or election as an Executive Officer. The minimum multiple of salary required is in excess of standard market practice.
Stock Ownership Requirements
	Ownership Requirements as a Multiple of Salary
NEO Name	IBM Minimum Requirement	Median Peer Group Minimum Requirement
A. Krishna	10	7
J.J. Kavanaugh	7	4
G. Cohn	7	4
T. Rosamilia	7	4
M.H. Browdy	7	4
Mr. Krishna owns common stock and stock-based holdings above his ownership requirement (over 20 times his base salary) as of December 31, 2022. More information on Mr. Krishna’s holdings can be found in the Common Stock and Stock-Based Holdings of Directors and Executive Officers Table. As a group, the Chairman and CEO, Vice Chairman and SVPs, inclusive of the NEOs, owned shares or equivalents valued at over $110 million as of December 31, 2022; as of that date, this group held, on average, over 7 times their base salary, and are all on track to reach their ownership goal within 5 years of hire or promotion.
The following table illustrates which equity holdings count towards stock ownership requirements:
What Counts
IBM shares owned personally or by members of the officer’s immediate family sharing the same household
Holdings in the IBM Stock Fund of the 401(k) Plus Plan and the Excess 401(k) Plus Plan
Shares of IBM stock deferred under the Excess 401(k) Plus Plan
What Does Not Count
Unvested equity awards
Unexercised stock options

Stock Ownership Continues Beyond Retirement
Finally, our programs are designed to ensure alignment with IBM’s long-term interests past the retirement date for our Chairman and CEO, Vice Chairman and SVPs. Share price performance and long-term goal achievement continue to impact the Long-Term Incentive Plan for these retired executives for at least two and a half years post retirement. For example, shares for Mr. Krishna that remained restricted and subject to performance of IBM represent more than 100% of his share ownership requirement as of December 31, 2022; assuming future performance at target.
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Compensation Committee Consultant
The Committee enters into a consulting agreement with its outside compensation consultant on an annual basis. In 2022, the Committee retained Semler Brossy Consulting Group, LLC (Semler Brossy) as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Semler Brossy reports directly to the Compensation Committee Chair and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments and preparation of related reports. From time to time, the Committee seeks the views of the consultant on items such as incentive program design and market practices. The work done by Semler Brossy for the Committee is documented in a formal agreement which is executed by the consultant and the Committee. Semler Brossy does not perform any other work for IBM, other than services provided to IBM’s Directors and Corporate Governance Committee. The Committee determined that there is no conflict of interest with regard to Semler Brossy.
How Compensation Decisions are Made
At any level, compensation reflects an employee’s value to the business — market value of skills, individual contribution and business results. To be sure we appropriately assess the value of senior executives, IBM follows an evaluation process, described here in some detail:
1. Making Annual Performance Commitments
All IBM employees, including the Chairman and CEO, Vice Chairman and SVPs, develop goals, both qualitative and quantitative, that they seek to achieve in a particular year in support of the business. The Board of Directors reviews and approves the Chairman and CEO’s performance goals and formally reviews progress and outcomes. As part of this process, many factors are considered, including an understanding of the business risks associated with the performance goals.
2. Determining Annual Incentive Payouts
Evaluation of Chairman and CEO Results by the Compensation Committee
The Chair of the Compensation Committee works directly with the Committee’s compensation consultant to provide a decision-making framework for use by the Committee in determining annual incentive payouts for the Chairman and CEO. This framework considers the Chairman and CEO’s self-assessment of performance against commitments in the year, both qualitative and quantitative, and also considers progress against strategic objectives, an analysis of IBM’s total performance over the year and the overall Company incentive score. The Committee considers all of this information in developing its recommendations, which are then presented to the independent members of the IBM Board of Directors for further review, discussion, and final approval.
Evaluation of Vice Chairman and SVP Results by the Chairman and CEO and the Compensation Committee
Executives work with their managers throughout the year to update their own results against their stated goals. The self-assessments of the Vice Chairman and SVPs are reviewed by the Senior Vice President of Human Resources and the Chairman and CEO, who evaluate the information.
Following this in-depth review and taking into account the Company incentive score, the Chairman and CEO makes compensation recommendations to the Compensation Committee based on an evaluation of the Vice Chairman and each SVP’s performance for the year, and the Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the Vice Chairman and SVPs. The Committee then presents the compensation decisions for the Chief Financial Officer to the independent members of the IBM Board of Directors for ratification.
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3. Setting Competitive Target Pay
Approach to Benchmarking
IBM participates in several executive compensation surveys that provide general trend information and details on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. Given the battle for talent that exists in our industry, the benchmark companies that are used by the Compensation Committee to guide its decision making have included a broad range of key information technology companies, to help us identify trends in the industry. We also include companies outside our industry, with stature, size, and complexity that approximate our own, in recognition of the flow of executive talent in and out of IBM from other industries. The surveys and benchmark data are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. The Committee reviews and approves this list annually.
For 2022 and 2023 compensation decisions, the Committee utilized the following benchmark group criteria:
•
Companies in the technology industry with revenue that exceeds $10 billion, plus

•
Additional companies in other industries, with revenue that exceeds $30 billion, and that have a global complexity similar to IBM, and whose business strategy results in substantial competition for senior leadership talent.

For both 2022 and 2023 compensation decisions, the Committee approved the following benchmark group using the criteria above, which achieves a balance between prominent technology competitors and large-scale companies of similar size of IBM, and accurately represents IBM’s competition for senior leadership talent. In consideration of size and complexity, IBM’s philosophy is to generally target the 50th percentile of the market for cash and total compensation.
Benchmark Group:
Accenture	Boeing	Microsoft	UPS
Adobe	Cisco Systems	Oracle	Verizon
Alphabet	General Electric	PepsiCo	Visa
Amazon.com	Hewlett Packard Enterprise	Qualcomm	VMware
AT&T	Honeywell	Raytheon
Bank of America	Intel	Salesforce
Approach to Determining Individual Compensation
For individual compensation decisions, the benchmark information is used together with an internal view of individual performance relative to other executives and recognizing that the skills and experience of our senior executives are highly sought after by other companies and, in particular, by IBM’s competitors. Because factors such as performance and retention, as well as size and complexity of the job role, are considered when compensation decisions are made, the cash and total compensation for an individual named executive officer may be higher or lower than the target reference point of the broader benchmark group.
Evaluation of Chairman and CEO Target Pay by the Compensation Committee
The Chair of the Compensation Committee works directly with the Committee’s compensation consultant to provide a decision-making framework for use by the Committee in setting target compensation opportunities for the Chairman and CEO. The independent members of the IBM Board of Directors review and provide final approval.
Evaluation of Vice Chairman and SVP Target Pay by the Chairman and CEO and the Compensation Committee
The Chairman and CEO makes compensation recommendations on the Vice Chairman and SVPs’ target compensation to the Compensation Committee. The Committee evaluates all of the factors considered by the Chairman and CEO and reviews compensation summaries that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits. These summaries provide the Committee with an understanding of how their decisions affect other compensation elements, and the impact of separation of employment or retirement. The Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the Vice Chairman and SVPs. The Committee then presents the compensation decisions for the Chief Financial Officer to the independent members of the IBM Board of Directors for ratification.
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Section 3: Compensation Decisions for the Chairman and CEO and Named Executive Officers
2022 Annual Incentive Decision for the Chairman and CEO
For 2022 performance, the Board approved an annual incentive payment of $3,480,000, which represented 116% of Mr. Krishna’s target opportunity and was in line with the Company incentive score.
In addition to overall IBM 2022 revenue performance of $60.5 billion and $10.4 billion cash from operations, the Compensation Committee noted the following achievements for Mr. Krishna, which have positioned IBM for sustained growth going forward:

Business Results
•
Consulting revenue grew 15% at constant currency*, and Software revenue grew 12% at constant currency*, including approximately 6 points from incremental external sales to Kyndryl

•
Recurring revenue represents about 50% of IBM revenue, with Hybrid Platform & Solutions Annual Recurring Revenue* over $13 billion exiting 2022

•
Delivered consolidated free cash flow* of $9.3 billion, with a cash realization of over 100%

•
Ended 2022 with $8.8 billion in cash and marketable securities, up over $1 billion year-to-year

Portfolio and Investment
•
Closed 8 strategic acquisitions in 2022, focused on strengthening our hybrid cloud capabilities in Software and Consulting

Leadership in Innovation
•
Deployed Osprey 433-Qubit Quantum system, significantly expanding the volume capabilities of the platform

Societal Impact
•
Significant progress toward our goal of reducing IBM’s operational greenhouse gas emissions 65% by 2025, with a 61% reduction to date

•
Expanded privacy program to add AI impact assessments in response to new AI regulations

Talent Development and Leadership
•
Focused hiring, development, and sales investments to fuel growth

•
Improved diversity across US Black, US Hispanic, and global Women executives

•
Continued best in class employee engagement

2023 Compensation Decisions for the Chairman and CEO

For 2023, the independent members of the Board made no changes to Mr. Krishna’s base salary or target annual incentive, which was just below the median target cash compensation of the 2023 benchmark group. He was granted an annual long-term incentive award valued at $17.0 million, which is the first increase since Mr. Krishna became CEO in 2020, and in line with the median of the 2023 benchmark group. This grant is comprised of 60% 2023-2025 Performance Share Units, 20% Restricted Stock Units, and 20% Stock Options. For 2023, 77% of Mr. Krishna’s annual total target compensation is at risk and subject to attainment of rigorous performance goals and IBM’s stock price performance.

*
Non-GAAP financial metrics. See Appendix A for information on how we calculate these performance metrics.

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2022 Annual Incentive Decisions for Mr. Kavanaugh, Mr. Cohn, Mr. Rosamilia, and Ms. Browdy
The Compensation Committee also made decisions for the following named executive officers (NEOs), based on overall corporate performance as described in the Business Highlights and Executive Summary and an assessment of their individual contributions, many of which are summarized below:
James J. Kavanaugh
Senior Vice President and Chief Financial Officer
Exceeded mid-single digit revenue growth objective by delivering 12% growth at constant currency*, including approximately 4 points from incremental external sales to Kyndryl.
Optimized portfolio and expanded operating pre-tax margin* by 250 basis points, generating $9.3 billion in consolidated free cash flow*, which grew $2.8 billion year-to-year.
Returned $6 billion to stockholders and invested over $2 billion to acquire eight companies while reducing debt by approximately $1 billion in 2022.
Gary Cohn
Vice Chairman
Expanded IBM’s public/private partnerships, resulting in additional revenue and broader reach.
Developed senior relationships to expand IBM’s presence and brand awareness with strategic clients.
Participated in discussions with US and foreign government leaders, media and in other public events to advance IBM’s technology point of view.
Tom Rosamilia
Senior Vice President
Grew Software revenue 12% at constant currency, with growth through all 4 quarters in 2022.
Increased the availability of our software as a service (SaaS) product portfolio across multiple cloud hyperscalers.
Delivered organic innovation across the product portfolio and added significant value through strategic acquisitions.
Michelle H. Browdy
Senior Vice President and General Counsel
Provided legal and regulatory support for IBM’s growth initiatives globally, including driving substantial change in support of IBM’s Ecosystem transformation.
Government and Regulatory Affairs team helped support passage of the CHIPS Act and the EU Digital Markets Act, and ensured the orderly wind-down of the IBM Russia business.
Continued to enhance IBM’s cybersecurity, privacy, data governance and AI ethics posture as regulatory focus on these issues continued to heighten around the world.
*
Non-GAAP financial metrics. See Appendix A for information on how we calculate these performance metrics.

2023 Notice of Annual Meeting & Proxy Statement   |   2022 Compensation Discussion and Analysis 43

Following the process outlined above and based on business and individual performance, the Compensation Committee approved the 2022 annual incentive payouts below for these NEOs:
Name	2022 Annual Incentive Payouts	(1)
J.J. Kavanaugh	$1,665,760
G. Cohn	1,832,800
T. Rosamilia	1,218,060
M.H. Browdy	1,466,240

(1)
The named executive officers each had an incentive target equal to 135% of their salary for 2022.

2023 Compensation Decisions for Mr. Kavanaugh, Mr. Cohn, Mr. Rosamilia and Ms. Browdy
The Committee also approved the following compensation elements for 2023: base salary, annual incentive target, Performance Share Unit (PSU), Restricted Stock Unit (RSU) and Stock Option grants under the Long-Term Performance Plan. For Long-Term Incentive Plan grants, the mix of vehicles is 60% PSUs, 20% RSUs and 20% Stock Options, which aligns with market practice. This mix provides competitive pay, while at the same time ensuring a strong link between pay and performance, and creates the right balance relative to peers with which we compete for talent. For 2023, based on the compensation decisions detailed below at target, approximately 73% of the NEOs’ (excluding the Chairman and CEO) pay is at risk.
NEO 2023 PAY MIX
	2023 Cash(1)		2023 Long-Term Incentive Awards(2)
Name	Salary Rate	Annual Incentive Target	Performance Share Units	Restricted Stock Units	Stock Options
J.J. Kavanaugh	$1,096,000	$1,479,000	$5,955,000	$1,985,000	$1,985,000
G. Cohn	1,170,000	1,580,000	4,350,000	1,450,000	1,450,000
T. Rosamilia(3)	894,000	1,206,000	—	—	—
M.H. Browdy	936,000	1,264,000	3,780,000	1,260,000	1,260,000

(1)
Salary increases for the Named Executive Officers, if applicable, will be effective April 1, 2023.

(2)
PSUs, RSUs and Stock Options will be granted on February 21, 2023 to the named executive officers, including the Chairman and the CEO. The actual number of units granted on this date will be determined by dividing the value shown above by the average of IBM’s closing stock price for the 30 active trading days prior to the date of grant. The actual number of Stock Options granted on this date will be determined by dividing the value shown by the product of (1) the average of IBM’s closing stock price for the 30 active trading days prior to the date of grant and (2) an option valuation factor of .1667 (to reflect the discounted value of Stock Options compared to full value awards). The performance period for the PSUs ends December 31, 2025, and the award will pay out in February 2026. RSUs and Stock Options will vest 25% per year on each anniversary of the date of grant.

(3)
Mr. Rosamilia will retire by June 30, 2023.

442023 Notice of Annual Meeting & Proxy Statement   |   2022 Compensation Discussion and Analysis

Section 4: Additional Information
Compensation Program as it Relates to Risk
IBM management, the Compensation Committee and the Committee’s outside consultant review IBM’s compensation policies and practices, with a focus on incentive programs, to ensure that they do not encourage excessive risk taking. This review includes the cash incentive programs and the long-term incentive plans that cover executives and employees. Based on this comprehensive review, we concluded that our compensation program does not encourage excessive risk taking for the following reasons:
•
Our programs appropriately balance short- and long-term incentives, with approximately 72% of 2023 annual total target compensation for the Chairman and CEO, Vice Chairman, and SVPs as a group provided in equity.

•
Our executive compensation program pays for performance against financial targets that are set to be challenging to motivate a high degree of business performance, with an emphasis on longer-term financial success and prudent risk management.

•
Our incentive plans include a profit metric as a component of performance to promote disciplined progress toward financial goals. None of IBM’s incentive plans are based solely on signings or revenue targets, which mitigates the risk of employees focusing exclusively on the short term.

•
Qualitative factors beyond the quantitative financial metrics are a key consideration in the determination of individual executive compensation payments. How our executives achieve their financial results, integrate across lines of business and demonstrate leadership consistent with IBM values are key to individual compensation decisions.

•
As explained in the 2023 Potential Payments Upon Termination Narrative, we further strengthened our retirement policies on equity grants for our senior leaders beginning in 2009 to ensure that the long-term interests of IBM continue to be the focus, even as these executives approach retirement.

•
Our stock ownership guidelines require that the Chairman and CEO, Vice Chairman, and each SVP hold a significant amount of IBM equity to further align their interests with stockholders over the long term.

•
IBM has a policy that requires a clawback of cash incentive payments in the event that an executive officer’s conduct leads to a restatement of IBM’s financial results. Likewise, IBM’s equity plan has a clawback provision under which awards may be cancelled and certain gains repaid if a senior executive engages in activity that is detrimental to IBM. To further reinforce our commitment to ethical conduct, the IBM Excess 401(k) Plus Plan allows the clawback of certain IBM contributions if a participant engages in activity that is detrimental to IBM.

We are confident that our compensation program is aligned with the interests of our stockholders, rewards for performance and represents strong executive compensation governance practices.
Equity Award Practices
Under IBM’s long-standing practices and policies, all equity awards are approved before or on the date of grant. The exercise price of at-the-money Stock Options is the average of the high and low market price of IBM common stock on the New York Stock Exchange on the date of grant or as specified by the Compensation Committee.
The approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price, if different from the average of the high and low market price of IBM common stock on the New York Stock Exchange on the grant date, and the date of grant. In the case of planned grant value, the number of shares granted are determined by dividing the planned value by the average of IBM’s closing stock price for the 30 active trading days prior to the date of grant for PSUs and RSUs. For Stock Options, the average IBM closing stock price is further adjusted by an option valuation factor to reflect the discounted value of Stock Options compared to full value awards.
As with all compensation decisions, the independent members of the Board approve all equity awards for the Chairman and CEO, and ratify all equity awards for the Chief Financial Officer. In addition, all equity awards for the Vice Chairman and each SVP are approved by the Compensation Committee. All equity awards for employees other than the Chairman and CEO, Vice Chairman and SVPs are approved by the Chairman and CEO, Vice Chairman and SVPs pursuant to a series of delegations that were approved by the Compensation Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.
Equity awards granted as part of annual total compensation for senior leaders and other employees are made on specific cycle dates scheduled in advance, typically February 21st or the previous business day (if the 21st does not fall on a business day). For Officers, the February grant date is scheduled within one month of the Compensation Committee’s approval of any applicable equity awards (at the end of January). IBM’s policy for new hires and promotions requires approval of any awards before or on the grant date of the award.
IBM does not have any plans, programs or agreements that would provide any payments to any of the named executive officers upon a change in control of IBM, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.
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Ethical Conduct
Every executive is held accountable to comply with IBM’s high ethical standards: IBM’s Values, including “Trust and Personal Responsibility in All Relationships,” and IBM’s Business Conduct Guidelines. This responsibility is reflected in each executive’s performance goals, and is reinforced through each executive’s annual certification to the IBM Business Conduct Guidelines.
An executive’s compensation, including annual cash incentive payments, is tied to compliance with these standards; compliance is also a condition of IBM employment for each executive.
IBM’s equity plans and agreements have a clawback provision — awards may be cancelled and certain gains repaid if an executive engages in activity that is detrimental to IBM, such as violating IBM’s Business Conduct Guidelines, disclosing confidential information or performing services for a competitor. To further reinforce our commitment to ethical conduct, the Excess 401(k) Plus Plan allows the clawback of certain IBM contributions if a participant engages in activity that is detrimental to IBM.
In addition, approximately 1,700 of our key executives (including each of the named executive officers) have agreed to a noncompetition, nonsolicitation agreement that prevents them from working for certain competitors within 12 months of leaving IBM or soliciting employees after leaving IBM.
The Committee has also implemented the following policy for the clawback of cash incentive payments in the event an executive officer’s conduct leads to a restatement of IBM’s financial results:

To the extent permitted by governing law, IBM will seek to recoup any bonus or incentive paid to any executive officer if: (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement; (ii) the Board determines that such officer engaged in misconduct that resulted in the obligation to restate; and (iii) a lower payment would have been made to the officer based upon the restated financial results.

Hedging and Pledging Practices
IBM has two senior leadership teams: the Performance Team and the Acceleration Team. The Performance Team consists of approximately 85 of our senior leaders who run IBM business units and geographies and includes the Chairman and CEO, Vice Chairman, and each SVP. The team is accountable for business performance and the development of cross-unit strategies. The Acceleration Team, which includes all members of the Performance Team, consists of a select group of approximately 350 executives. This team is charged with accelerating IBM’s growth through leadership initiatives to engage their teams and promote innovation, speed, and simplicity in service of our clients.
IBM does not allow any member of the IBM Board of Directors or any member of the Acceleration Team, including any named executive officer, to hedge the economic risk of their ownership of any IBM securities, which includes entering into any derivative transaction on IBM stock (e.g., any short-sale, prepaid variable forward contract, equity swap, collars, exchange funds) or to pledge any IBM securities at any time, which includes having IBM stock in a margin account or using IBM stock as collateral for a loan. Further, IBM does not allow any employee granted equity awards through the IBM Long-Term Incentive Plan to hedge or pledge those securities.
Tax Considerations
Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to IBM’s covered employees. A “covered employee”, under Section 162(m) as amended, is the CEO, the CFO, the three highest paid executive officers, and any other individual who was a covered employee of the Company for the preceding tax years beginning after December 31, 2016. Prior to 2018 (before the Tax Cut and Jobs Act), a deduction was available for performance-based compensation. Transition rules allow a deduction for performance-based compensation paid pursuant to a contract in effect as of November 2, 2017, that is not materially modified after such date.
Although the tax deduction for performance-based compensation has been eliminated for awards after November 2, 2017, IBM continues to believe that a strong link between pay and performance is critical to align executive and stockholder interests. IBM and the Committee will continue to ensure that a significant portion of pay for our Vice Chairman and SVPs, including the Chairman and CEO, is at risk and subject to the attainment of performance goals.
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2022 Summary Compensation Table and Related Narrative
2022 Summary Compensation Table
Name and Principal Position					Stock		Option		Non-Equity Incentive Plan		Change in Retention		Change in Pension		Nonqualified Deferred Compensation		All Other
(a)	Salary	(1)	Bonus	(2)	Awards	(3)	Awards	(4)	Compensation	(5)	Plan Value	(6)	Value	(7)	Earnings	(8)	Compensation	(9)(10)	Total	(11)
Year (b)	($) (c)		($) (d)		($) (e)		($) (f)		($) (g)		($) (h)		($) (h)		($) (h)		($) (i)		($) (j)
A. Krishna, Chairman and CEO
2022	$1,500,000		$0		$8,927,701		$2,033,636		$3,480,000		N/A		$0		$0		$638,738		$16,580,075
2021	1,500,000		0		$12,605,507		0		$2,940,000		N/A		0		0		505,452		17,550,959
2020	1,352,591		0		$13,159,118		0		$2,181,000		N/A		42,806		0		274,167		17,009,682
J.J. Kavanaugh, Senior VP and CFO
2022	$1,040,000		$0		$5,843,669		$1,331,106		$1,665,760		$ 0		$19,187		$0		$233,263		$10,132,985
2021	968,000		0		7,563,384		0		1,437,700		0		0		0		200,534		10,169,618
2020	899,000		0		7,416,931		0		1,176,300		94,229		0		0		159,836		9,746,296
G. Cohn, Vice Chairman(12)
2022	$1,170,000		$0		$4,707,418		$1,072,289		$1,832,800		N/A		N/A		$0		$169,418		$8,951,925
2021	1,170,000		1,000,000		6,180,787		0		1,548,400		N/A		N/A		0		2,417		9,901,604
T. Rosamilia, Senior Vice President (12)
2022	$878,000		$0		$4,220,391		$ 961,361		$1,218,060		$ 0		$0		$0		$384,606		$7,662,418
2021	830,000		0		5,959,005		0		1,064,000		0		0		0		250,119		8,103,124
M.H. Browdy, Senior VP and General Counsel
2022	$925,500		$0		$3,246,447		$ 739,505		$1,466,240		N/A		N/A		$0		$147,753		$6,525,445
2021	894,000		0		4,354,627		0		1,266,300		N/A		N/A		0		135,930		6,650,857
2020	830,000		0		4,211,031		0		1,109,520		N/A		N/A		0		124,112		6,274,663
Note: For assumptions used in determining the fair value of stock and option awards, see Note A (Significant Accounting Policies — Stock-Based Compensation) and Note U (Stock-Based Compensation) to IBM’s 2022 Consolidated Financial Statements.
(1)
Amounts in this column reflect the actual salary amount paid to each named executive officer during 2022.

(2)
Mr. Cohn’s offer letter included a cash sign-on payment; $1,000,000 of that was paid on December 31, 2021.

(3)
Amounts in this column reflect the total Performance Share Units (PSUs) and Restricted Stock Units (RSUs).

Amounts include the aggregate grant date fair values of PSUs at the Target number as described below, calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents.
2020–2022 PSUs (for subsequent years, the metrics and weightings were updated as disclosed in Section 1 of the Compensation Discussion and Analysis, but the Threshold, Target, and Max Attainment % and Payout %s remain the same for each metric)
	Threshold	Target	Max*
Metrics	Attainment % / Payout %	Attainment % / Payout %	Attainment % / Payout %
Operating EPS (70%)	70% / 25%	100% / 100%	120% / 150%
Free Cash Flow (30%)	70% / 25%	100% / 100%	120% / 150%
* Note: The Relative ROIC modifier may further modify the final payout up or down by up to 20 points, based on IBM’s ROIC performance relative to broader market indices. (See the “Performance Share Unit Program” description in Section 1 of the Compensation Discussion and Analysis for additional detail on the ROIC Modifier). As a result, the total maximum number of PSUs earned could be up to 170% of the Target number.
At the Maximum number, these values for Mr. Krishna would be: 2022: $11,382,727; 2021: $13,928,980; 2020: $14,540,788; for Mr. Kavanaugh: 2022: $7,450,586; 2021: $8,357,494; 2020: $8,195,713; for Mr. Cohn: 2022: $6,001,912; 2021: $6,829,751; for Mr. Rosamilia: 2022: $5,380,999; 2021: $6,584,652; for Ms. Browdy: 2022: $4,139,173; 2021: $4,811,810; 2020: $4,653,236.
Amounts also include the aggregate grant date fair values of RSUs grants, if applicable, calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents.
(4)
This column reflects the grant date fair value of stock option grants, if applicable, calculated in accordance with accounting guidance.

(5)
Amounts in this column include payments under IBM’s Annual Incentive Program (AIP). All named executive officers participate in this program. The performance period is the fiscal year (January 1 through December 31, 2022). Mr. Krishna’s target was 200% of his base salary rate. All other named executive officers had an annual target of 135% of their 2022 salary rate. See column (c) of the 2022 Grants of Plan-Based Awards Table for the Threshold payout ($0), column (d) for the target payout, and column (e) for the maximum payout.

(6)
See the 2022 Retention Plan Narrative for a full description of the Retention Plan. Assumptions can be found immediately after the 2022 Pension Benefits Table. Although accruals under the Retention Plan stopped on December 31, 2007, changes in Retention Plan Value can occur based on changes to participants’ ages and actuarial assumptions. For 2020, 2021 and 2022, Change in Retention Plan Value for the eligible named executive officers was due to their age, changes in the discount rate, interest crediting rate, and mortality table. The change in Retention Plan Value for the eligible named executive officers resulted in negative amounts in 2022 for Mr. Kavanaugh ($169,948) and Mr. Rosamilia ($409,856) and 2021 for Mr.Kavanaugh ($17,604) and Mr. Rosamilia ($121,275).

(7)
See the 2022 Pension Benefits Narrative for a full description of the Pension Plan. Assumptions can be found immediately after the 2022 Pension Benefits Table. Although accruals under the IBM Personal Pension Plan stopped on December 31, 2007, changes in Pension Value can occur based on changes to participants’ ages and actuarial assumptions. For 2020, 2021 and 2022, Change in Pension Value for the named executive officers was due to their age,

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changes in the discount rate, interest crediting rate, and mortality table. The change in Pension Value for the named executive officers resulted in the following negative amounts: 2022 for Mr. Krishna ($51,317) and Mr. Rosamilia ($114,465); 2021 for Mr. Krishna ($5,861), Mr. Kavanaugh ($4,072) and Mr. Rosamilia ($10,820); and 2020 for Mr. Kavanaugh ($9,281).
(8)
IBM does not provide above-market or preferential earnings on deferred compensation. See the 2022 Nonqualified Deferred Compensation Narrative for information about deferred compensation.

(9)
Amounts in this column include the following for 2022: for Mr. Krishna: tax reimbursements of $36,286 and IBM contributions to defined contribution plans of $355,200; for Mr. Kavanaugh: tax reimbursements of $13,154 and IBM contributions to defined contribution plans of $198,066; for Mr. Cohn: IBM contributions to defined contribution plans of $163,104; for Mr. Rosamilia: tax reimbursements of $37,854, IBM contributions to defined contribution plans of $155,360; and for Ms. Browdy: IBM contributions to defined contribution plans of $131,508. See the 2022 Summary Compensation Table Narrative below for a description and information about these items.

(10)
Amounts in this column also include the following perquisites for 2022: for Mr. Krishna: personal financial planning, ground transportation, family attendance at business-related events, personal travel on company aircraft of $188,199, and other personal expenses; for Mr. Kavanaugh: personal financial planning, annual executive physical, family attendance at business-related events, and other personal expenses; for Mr. Rosamilia: personal financial planning, ground transportation, personal security, annual executive physical, family attendance at business-related events of $28,554, personal travel on company aircraft of $135,839, and other personal expenses; for Ms. Browdy: personal financial planning and other personal expenses. See the 2022 Summary Compensation Table Narrative below for a description and information about the aggregate incremental cost calculations for perquisites.

(11)
Amounts in this column reflect the total of the following columns: Salary, Bonus, Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation, Change in Retention Plan Value, Change in Pension Value, Nonqualified Deferred Compensation Earnings and All Other Compensation.

(12)
Mr. Cohn and Mr. Rosamilia were not named executive officers in the 2021 Proxy Statement; therefore, 2020 data is excluded for them. Mr. Cohn was hired on December 28, 2020. Mr. Rosamilia will retire from the Company by June 30, 2023.

2022 Summary Compensation Table Narrative — All Other Compensation (Column (i))
Amounts in this column represent the following as applicable:
Tax Reimbursements
•
Amounts represent payments that IBM has made to the named executive officers to cover taxes incurred by them for certain business-related taxable expenses.

•
These expenses for a named executive officer may include: cost of family travel to and attendance at business-related events, business-related local lodging and incidental expenses, and business-related ground transportation expenses (see Ground Transportation below).

IBM Contributions to Defined Contribution Plans
•
Amounts represent IBM matching and automatic contributions to the individual accounts for each named executive officer under IBM’s 401(k) Plus and Excess 401(k) Plus Plans.

•
Under IBM’s 401(k) Plus Plan, eligible participants can receive matching contributions, ranging from 2 to 6%, up to a percentage of eligible compensation (subject to Internal Revenue Code compensation limits), depending on a person’s date of hire and job role. In addition, for all eligible participants, IBM makes automatic contributions, ranging from 1% to 4%, equal to a certain percentage of eligible compensation (subject to Internal Revenue Code compensation limits), which generally depends on the participant’s pension plan eligibility on December 31, 2007. In 2022, Messrs. Krishna, Kavanaugh and Rosamilia are eligible to receive matching contributions up to 6% of eligible pay. Mr. Cohn and Ms. Browdy are eligible for up to 5% matching contributions. The automatic contribution percentage was 2% for Messrs. Krishna, Kavanaugh, and Rosamilia; and 1% for Mr. Cohn and Ms. Browdy.

•
Under IBM’s Excess 401(k) Plus Plan, IBM makes matching contributions and automatic contributions equal to a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The matching and automatic contributions for the Excess 401(k) Plus Plan for each named executive officer are the same percentages as described for the IBM 401(k) Plus Plan above.

•
See the 2022 Nonqualified Deferred Compensation Narrative for additional details on the nonqualified deferred compensation plan.

Life and Travel Accident Insurance Premiums
•
Amounts represent insurance premiums paid by IBM on behalf of the named executive officers.

•
These executive officers are covered by life insurance policies under the same terms as other U.S. full-time regular employees.

•
Life insurance for executives hired by IBM U.S. before January 1, 2004, including Messrs. Krishna, Kavanaugh and Rosamilia, is two times salary plus annual incentive program target, with a maximum coverage amount of $2,000,000. Life insurance for executives hired by IBM U.S. on or after January 1, 2004, including Mr. Cohn and Ms. Browdy, is one times salary plus annual incentive program target, with a maximum coverage of $1,000,000.

•
In addition, IBM provides Travel Accident Insurance for most employees in connection with business travel. Travel Accident Insurance for all eligible employees and executives is up to five times salary plus annual incentive target with a maximum coverage amount of $15,000,000.

Perquisites
The following describes perquisites (and their aggregate incremental cost calculations) provided to the named executive officers in 2022.
Personal Financial Planning
In 2022, IBM offered financial planning services with coverage generally up to $15,000 annually for senior U.S. executives, including each named executive officer.
Personal Travel on Company Aircraft
General Information
•
Amounts represent the aggregate incremental cost to IBM for travel not directly related to IBM business.

•
IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft. IBM’s security practices for air travel are consistent

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with best practices as assessed by independent third party security experts.
•
The aggregate incremental cost for Mr. Krishna’s personal travel is included in column (i) of the 2022 Summary Compensation Table. These amounts also include the aggregate incremental cost, if any, of travel by their family members or other guests on both business and non-business occasions.

•
Additionally, personal travel or commutation in 2022 on Company aircraft by named executive officers other than Mr. Krishna, and the aggregate incremental cost, if any, of travel by the officer’s family or other guests when accompanying the officer on both business and non-business occasions is also included.

•
Also, from time to time, named executive officers who are members of the boards of directors of certain other companies and non-profit organizations travel on Company aircraft to those outside board meetings. These amounts may include travel related to participation on these outside boards.

•
Any aircraft travel by named executive officers for an annual executive physical under the corporate wellness program is included in these amounts.

Aggregate Incremental Cost Calculation
•
The aggregate incremental cost for the use of Company aircraft for personal travel, including travel to outside boards, is calculated by multiplying the hourly variable maintenance cost rate for the specific aircraft by the number of flight hours used, plus the actual costs for fuel, parking, landing fees, crew expenses and catering.

•
The maintenance rate for each aircraft is periodically reviewed by IBM’s flight operations team and adjusted as necessary to reflect changes in costs.

•
The aggregate incremental cost includes deadhead flights (i.e., empty flights to and from the IBM hangar or any other location).

•
The aggregate incremental cost for any charter flights is the full cost to IBM of the charter.

Ground Transportation
General Information
•
IBM’s security practices provide that the Chairman and CEO be driven to and from work by IBM personnel in a car leased by IBM or by an authorized car service.

•
In addition, under IBM’s security practices, the Chairman and CEO may use a Company-leased car with an IBM driver or an authorized car service for non-business occasions. Further, the family of the Chairman and CEO may use a Company-leased car with an IBM driver or an authorized car service on non-business occasions or when accompanying them on business occasions.

•
Other named executive officers may use a Company-leased car with an IBM driver or an authorized car service for business-related transportation, travel to outside board meetings, and an annual executive physical under IBM’s corporate wellness program. Family members and other guests may accompany these named executive officers in a Company-leased car with an IBM driver or an authorized car service on these occasions.

•
Amounts reflect the aggregate incremental cost, if any, for the above-referenced items.

Aggregate Incremental Cost Calculation
•
For the Company-leased car with an IBM driver, incremental cost is calculated by multiplying the variable rate by the applicable driving time. The variable rate includes a driver’s salary and overtime payments, plus a cost per mile calculation based on fuel and maintenance expense.

•
For an authorized car service, the incremental cost is the full cost to IBM for such service.

Personal Security
General Information
•
Under IBM’s security practices, IBM provides security personnel for the Chairman and CEO on certain non-business occasions, and for his family on certain non-business occasions, or when accompanying them on business occasions.

•
Amounts include the aggregate incremental cost, if any, of security personnel for those occasions.

•
In addition, amounts also include the cost of home security systems and monitoring for the Chairman and CEO, and any other named executive officers, if applicable.

Aggregate Incremental Cost Calculation
•
The aggregate incremental cost for security personnel is the cost of any commercial airfare to and from the destination, hotels, meals, car services, and salary and travel expenses of any additional subcontracted personnel if needed.

•
The aggregate incremental cost for installation, maintenance, and monitoring services for home security systems reflects the full cost to IBM for these items.

Annual Executive Physical
•
IBM covers the cost of an annual executive physical for the named executive officers under IBM’s corporate wellness program.

•
Amounts represent any payments by IBM for the named executive officers under this program, if applicable.

Family Travel and Attendance at Business-Related Events
•
Business-related events attended by the named executive officers and their family members may include meetings, dinners, and receptions with IBM’s clients, executive management or board members.

•
Amounts represent the aggregate incremental cost, if any, of travel and/or meals and entertainment for the family members of the named executive officers to attend business-related events.

Other Personal Expenses
•
Amounts represent the cost of meals and lodging for the named executive officers who traveled for their annual executive physical under IBM’s corporate wellness program.

•
Amounts also include expenses associated with participation on outside boards other than those disclosed as Personal Travel on Company Aircraft and Ground Transportation.

•
Amounts also include items relating to business events and administrative charges incurred by executives.

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2022 Grants of Plan-Based Awards Table
Name (a) Type of Award(1)	Grant Date (b)	Compensation Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of shares of Stock		All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option		Closing Price on the NYSE on the Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option
			Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	or Units (#) (i)	(3)	Options (#) (j)	(3)	Awards ($/Sh) (k)	(4)		Awards ($) (l)	(5)
A. Krishna
AIP	N/A	1/31/2022	0	3,000,000	6,000,000
PSU	2/21/2022	1/31/2022				15,491	61,963	105,337								$6,695,722
RSU	2/21/2022	1/31/2022							20,655							$2,231,979
SO	2/21/2022	1/31/2022									144,537		$124.51		$124.35	$2,033,636
J.J. Kavanaugh
AIP	N/A	1/31/2022	0	1,436,000	4,308,000
PSU	2/21/2022	1/31/2022				10,140	40,558	68,949								$4,382,697
RSU	2/21/2022	1/31/2022							13,520							$1,460,971
SO	2/21/2022	1/31/2022									94,606		$124.51		$124.35	$1,331,106
G. Cohn
AIP	N/A	1/31/2022	0	1,580,000	4,740,000
PSU	2/21/2022	1/31/2022				8,168	32,672	55,542								$3,530,536
RSU	2/21/2022	1/31/2022							10,891							$1,176,881
SO	2/21/2022	1/31/2022									76,211		$124.51		$124.35	$1,072,289
T. Rosamilia
AIP	N/A	1/31/2022	0	1,206,000	3,618,000
PSU	2/21/2022	1/31/2022				7,323	29,292	49,796								$3,165,294
RSU	2/21/2022	1/31/2022							9,764							$1,055,098
SO	2/21/2022	1/31/2022									68,327		$124.51		$124.35	$961,361
M.H. Browdy
AIP	N/A	1/31/2022	0	1,264,000	3,792,000
PSU	2/21/2022	1/31/2022				5,633	22,532	38,304								$2,434,808
RSU	2/21/2022	1/31/2022							7,511							$811,639
SO	2/21/2022	1/31/2022									52,559		$124.51		$124.35	$739,505

(1)
Type of Award:

AIP = Annual Incentive Program
PSU = Performance Share Unit
RSU = Restricted Stock Unit
SO = Stock Option
Each of these awards was granted under IBM’s 1999 Long-Term Performance Plan (LTPP). See the 2022 Summary Compensation Table for additional information on these types of awards.
(2)
PSU awards will be adjusted based on performance and paid in February 2025.

(3)
RSU awards and SO awards vest 25% on February 21, 2023, February 21, 2024, February 21, 2025, and February 21, 2026, provided that in each case, the named executive officer is an employee of IBM as of those dates unless they meet certain requirements to be eligible for continued vesting. See 2022 Potential Payments Upon Termination Narrative for a description of these eligibility requirements.

(4)
All SOs have an exercise price equal to the average of the high and low prices of IBM common stock on the New York Stock Exchange (NYSE) as of the grant date.

(5)
The amounts in this column reflect the aggregate grant date fair values of PSU, RSU, and SO awards calculated in accordance with accounting guidance. The values shown for the PSU awards are based on the Target number, as described in the 2022 Summary Compensation Table. The values shown for the PSUs and RSUs reflect an adjustment for the exclusion of dividend equivalents.

502023 Notice of Annual Meeting & Proxy Statement   |   2022 Grants of Plan-Based Awards Table

2022 Outstanding Equity Awards at Fiscal Year-End Table and Related Narrative
Option Awards (Columns (b)  – (f))
General Terms
•
In accordance with IBM’s Long-Term Performance Plan (LTPP), the exercise price of stock options is not less than the average of the high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant.

•
Options generally expire ten years after the date of grant.

•
The option recipient must remain employed by IBM through each vesting date in order to receive any potential payout value, unless they meet certain requirements to be eligible for continued vesting.

•
IBM has not granted any option awards that are Equity Incentive Plan Awards.

Stock Awards (Columns (g)  – (j))
Number of Shares or Units of Stock That Have Not Vested (Column (g))
The amounts in this column are the number of RSUs or RRSUs that were outstanding as of December 31, 2022.
Market Value of Shares or Units of Stock That Have Not Vested (Column (h))
The amounts in this column are the value of the RSU or RRSU awards disclosed in column (g), calculated by multiplying the number of units by the closing price of IBM common stock on the New York Stock Exchange on the last business day of the 2022 fiscal year ($140.89).
Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (Column (i))
The amounts in this column are the number of PSUs or RPSUs that were outstanding as of December 31, 2022.
Performance Share Units and retention Performance Share Units
•
Amounts in column (i) reflect the Target number for each PSU and RPSU award.

•
The performance criteria for IBM PSUs and RPSUs is based on cumulative three-year rolling targets. Therefore, measuring annual performance against these targets is not meaningful.

•
See Section 1 of the 2022 Compensation Discussion and Analysis, as well as the 2022 Summary Compensation Table, for a detailed description of the PSU program and RPSUs, including payout calculations.

•
The table below provides the payout levels for all outstanding PSU and RPSU awards for each of the named executive officers. A Maximum number of PSUs earned is 170% of the Target number based on business objectives (inclusive of an additional 20 points based on the relative ROIC modifier for the relevant performance period). A Maximum number of RPSUs earned is 120% (inclusive of an additional 20 points based on the relative ROIC modifier for the relevant performance period).

2022 Outstanding PSU and RPSU Award Payout Levels
Name	Grant Date	Threshold	Target	Maximum
A. Krishna	12/17/2019	73,029	91,286	109,543
	06/08/2021	15,980	63,918	108,661
	02/21/2022	15,491	61,963	105,337
J.J. Kavanaugh	06/08/2021	9,588	38,351	65,197
	02/21/2022	10,140	40,558	68,949
G. Cohn	01/04/2021	4,748	18,990	32,283
	02/21/2022	8,168	32,672	55,542
T. Rosamilia	06/08/2021	7,554	30,216	51,367
	02/21/2022	7,323	29,292	49,796
M.H. Browdy	06/08/2021	5,520	22,081	37,538
	02/21/2022	5,633	22,532	38,304
Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Column (j))
The amounts in this column are the values of PSU and RPSU awards disclosed in column (i), calculated by multiplying the number of units by the closing price of IBM common stock on the New York Stock Exchange on the last business day of the 2022 fiscal year ($140.89).

2023 Notice of Annual Meeting & Proxy Statement   |   2022 Outstanding Equity Awards at Fiscal Year-End Table and Related Narrative 51

2022 Outstanding Equity Awards at Fiscal Year-End Table
	Option Awards							Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise		Option			Number of Shares or Units of Stock That Have		Market Value of Shares or Units of Stock That Have				Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have
Name	(#)			Options	Price	(2)	Expiration			Not Vested	(3)	Not Vested	(4)			Not Vested	(5)	Not Vested	(4)
(a)	Exercisable	Unexercisable	(1)	(#)	($)		Date	Type of	Grant	(#)		($)		Type of	Grant	(#)		($)
Grant Date	(b)	(c)		(d)	(e)		(f)	Award	Date	(g)		(h)		Award	Date	(i)		(j)
A. Krishna	0	144,537		N/A	$124.51		02/20/2032
								RRSU	12/11/18	33,328		$4,695,582		RPSU	12/17/19	91,286		$12,861,285
								RSU	06/07/19	4,022		566,660		PSU	06/08/21	63,918		9,005,407
								RSU	06/08/20	20,182		2,843,442		PSU	02/21/22	61,963		8,729,967
								RSU	06/08/21	25,814		3,636,934
								RSU	02/21/22	20,655		2,910,083
Total	0	144,537								104,001		$14,652,701				217,167		$30,596,659
J.J. Kavanaugh		94,606		N/A	$124.51		02/20/2032
								RSU	06/07/19	3,889		$547,921		PSU	06/08/21	38,351		$5,403,272
								RSU	06/08/20	11,376		1,602,765		PSU	02/21/22	40,558		5,714,217
								RSU	06/08/21	15,489		2,182,245
								RSU	02/21/22	13,520		1,904,833
Total	0	94,606								44,274		$6,237,764				78,909		$11,117,489
G. Cohn		76,211		N/A	$124.51		02/20/2032
								RRSU	12/28/20	23,151		$3,261,744		PSU	01/04/21	18,990		$2,675,501
								RSU	01/04/21	15,339		2,161,112		PSU	02/21/22	32,672		4,603,158
								RSU	02/21/22	10,891		1,534,433
Total	0	76,211								49,381		$6,957,289				51,662		$7,278,659
T. Rosamilia		68,327		N/A	$124.51		02/20/2032
								RSU	06/07/19	3,889		$547,921		PSU	06/08/21	30,216		$4,257,132
								RSU	06/08/20	8,807		1,240,818		PSU	02/21/22	29,292		4,126,950
								RSU	06/08/21	12,204		1,719,422
								RSU	02/21/22	9,764		1,375,650
Total	0	68,327								34,664		$4,883,811				59,508		$8,384,082
M.H. Browdy		52,559		N/A	$124.51		02/20/2032
								RSU	06/07/19	2,884		$406,327		PSU	06/08/21	22,081		$3,110,992
								RSU	06/08/20	6,460		910,149		PSU	02/21/22	22,532		3,174,534
								RSU	06/08/21	8,918		1,256,457
								RSU	02/21/22	7,511		1,058,225
Total	0	52,559								25,773		$3,631,158				44,613		$6,285,526
Type of Award:
PSU = Performance Share Unit
RPSU = Retention Performance Share Unit
RSU = Restricted Stock Unit
RRSU = Retention Restricted Stock Unit
(1)
The stock option awards granted vest 25% per year on the first through fourth anniversaries of the respective grant dates.

(2)
The exercise prices shown in this column are equal to the high and low prices of IBM common stock on the New York Stock Exchange as of the grant date.

(3)
The amounts shown in column (g) of the 2022 Outstanding Equity Awards at Fiscal Year-End Table are unvested RSU and RRSU awards. See the 2022 Compensation Discussion and Analysis and the 2022 Summary Compensation Table for additional information on these types of awards. Mr. Krishna’s and Mr. Cohn’s RRSU awards vest on the anniversary of the grant date in 2023 according to the vesting schedule in the table below, provided they are an employee of IBM on each vesting date. The Vesting Schedule for Unvested RSUs table below shows the vesting schedules for these outstanding awards. In 2019, 2020 and 2021, each named executive officer other than Mr. Cohn received RSU awards that vest 25% per year on the first through the fourth anniversaries of the grant date (Mr. Cohn was hired at the end of 2020, so his RSU granted in January 2021 vests 25% per year on the first through the fourth anniversaries of the grant date). In 2022 each named executive officer received RSU awards that vest 25% per year on the first through the fourth anniversaries of the grant date.

(4)
Values in these columns are calculated by multiplying the number of units by the closing price of IBM common stock on the New York Stock Exchange on the last business day of the 2022 fiscal year ($140.89).

(5)
The amounts shown in column (i) of the 2022 Outstanding Equity Awards at Fiscal Year-End Table are PSU and RPSU awards that have not yet vested. See the 2022 Compensation Discussion and Analysis and the Summary Compensation Table Narrative for additional information on PSU and RPSU awards. The Vesting Schedule for Unvested PSUs and RPSUs table below shows the vesting schedules for these outstanding PSU and RPSU awards (reflecting Target payout). PSUs and RPSUs for all Named Executive Officers are paid out in February following the end of the respective performance period.

522023 Notice of Annual Meeting & Proxy Statement   |   2022 Outstanding Equity Awards at Fiscal Year-End Table and Related Narrative

Vesting Schedule for Unvested RSUs and RRSUs
			Vesting Schedule
Name	Type of Award	Grant Date	2023	2024	2025	2026
A. Krishna	RRSU	12/11/2018	33,328
	RSU	06/07/2019	4,022
	RSU	06/08/2020	10,091	10,091
	RSU	06/08/2021	8,604	8,604	8,606
	RSU	02/21/2022	5,163	5,163	5,163	5,166
J.J. Kavanaugh	RSU	06/07/2019	3,889
	RSU	06/08/2020	5,688	5,688
	RSU	06/08/2021	5,163	5,163	5,163
	RSU	02/21/2022	3,380	3,380	3,380	3,380
G. Cohn	RRSU	12/28/2020	23,151
	RSU	01/04/2021	5,113	5,112	5,114
	RSU	02/21/2022	2,722	2,722	2,722	2,725
T. Rosamilia	RSU	06/07/2019	3,889
	RSU	06/08/2020	4,403	4,404
	RSU	06/08/2021	4,068	4,068	4,068
	RSU	02/21/2022	2,441	2,441	2,441	2,441
M.H. Browdy	RSU	06/07/2019	2,884
	RSU	06/08/2020	3,229	3,231
	RSU	06/08/2021	2,973	2,972	2,973
	RSU	02/21/2022	1,877	1,877	1,877	1,880
Vesting Schedule for Unvested PSUs and RPSUs
		Vesting Schedule
Name	Grant Date	Dec-2023	Dec-2024
A. Krishna	12/17/2019	91,286
	06/08/2021	63,918
	02/21/2022		61,963
J.J. Kavanaugh	06/08/2021	38,351
	02/21/2022		40,558
G. Cohn	01/04/2021	18,990
	02/21/2022		32,672
T. Rosamilia	06/08/2021	30,216
	02/21/2022		29,292
M.H. Browdy	06/08/2021	22,081
	02/21/2022		22,532
2022 Option Exercises and Stock Vested Table
	Option Awards		Stock Awards(1)
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
A. Krishna	0	$0	196,477	$27,919,807
J.J. Kavanaugh	0	0	45,165	6,372,901
G. Cohn	0	0	40,617	5,721,214
T. Rosamilia	0	0	36,725	5,182,916
M.H. Browdy	0	0	26,820	3,785,050

(1)
Amounts shown in these columns reflect PSU, RPSU, RSU, and RRSU awards that vested during 2022. The PSU and RPSU award for the 2020-2022 performance period vested on December 31, 2022, and paid out to each named executive officer on February 1, 2023; the value of this PSU award was determined by multiplying the number of shares by the closing price of IBM common stock on the vesting date ($140.89). See the Compensation Discussion and Analysis and the 2022 Summary Compensation Table for details on these types of awards.

Pay Ratio
The ratio of the CEO’s annual total compensation to that of the median employee’s annual total compensation is 271:1. This ratio is based on annual total compensation of $16,580,075 for the CEO (as reported in the Summary Compensation Table) and $61,242 for the median employee. The base salary for the median employee was $45,197. The median employee used for the pay ratio disclosure was determined as of October 1, 2021 using annual base pay for IBM employees on that date; all foreign currencies were converted to U.S. dollars.
2023 Notice of Annual Meeting & Proxy Statement   |   2022 Outstanding Equity Awards at Fiscal Year-End Table and Related Narrative 53

2022 Retention Plan Narrative
General Description and Purpose
During the mid-1990s, IBM faced challenges that many thought put its very existence at risk. Some key leaders were recruited away from IBM at this time and a retention plan, formally called the “IBM Supplemental Executive Retention Plan” (Retention Plan), was created to help retain the caliber of senior leaders needed to turn IBM around, preserve its long-term viability and position it for growth in the future.
The Retention Plan was closed to new participants effective May 1, 2004, and future accruals under the Retention Plan stopped on December 31, 2007. A participant’s Retention Plan benefit does not consider pay earned or service performed after such date, and payments accrue based on age and service and are typically payable only after age 60, as a way to encourage senior leaders to continue working for IBM past the age when many others at IBM choose to retire.
The Retention Plan is discussed in its own section instead of in the Pension Benefits section, and the amounts below are separately presented in the 2022 Retention Plan Table and are not included in the 2022 Pension Benefits Table.
The 2022 Retention Plan Table shows each eligible named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the Retention Plan. The Retention Plan is a U.S. Plan and eligibility is based on U.S. employment. Mr. Kavanaugh and Mr. Rosamilia are eligible for a benefit under the Retention Plan. Mr. Krishna, Mr. Cohn and Ms. Browdy are not eligible for a benefit under the Retention Plan.
Description of Retention Plan
•
The Retention Plan provides for payment of an annual benefit as long as the participant satisfies the age, service, pay, and job level requirements.

•
Effective July 1, 1999, IBM amended the Retention Plan to provide a new benefit formula, but allowed participants who met certain age, service, and pay level conditions as of June 30, 1999 to continue to earn benefits under the prior formula if the prior formula provides a greater benefit.

•
Retention Plan benefits are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive or other activity detrimental to IBM during or following employment.

Material Terms and Conditions: 1995 Retention Plan
•
The benefits provided under the Retention Plan for Mr. Kavanaugh are determined under the Retention Plan formula in effect prior to the July 1, 1999 amendment (1995 Retention Plan).

•
Benefits are available under the 1995 Retention Plan only if a participant terminates employment, becomes disabled or dies on or after meeting the early retirement age and service requirement, holds an executive-level position immediately prior to termination or death, and has final average pay of at least $160,000 immediately prior to termination, disability or death.

•
The benefit provided under the 1995 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).
•
While Mr. Kavanaugh’s benefit is determined under the 1995 Retention Plan, he was partially grandfathered under this formula which means that his accruals stopped December 31, 2003 and the threshold to determine his benefit is $233,400 instead of $311,400 for fully grandfathered participants. If Mr. Kavanaugh terminates employment on or after age 60, his Retention Plan benefit expressed as an annual single life annuity is equal to:

(1) 1.7% times final average pay up to (and including) $233,400 times years of service up to (and including) 20 years

+

(2) 2.55% times final average pay in excess of $233,400 times years of service up to (and including) 20 years

+

(3) 1.3% times final average pay times years of service in excess of 20, but not in excess of 30 years

+

(4) 0.75% times final average pay times years of service in excess of 30, but not in excess of 35 years

+

(5) The annual single life annuity that would be provided under the IBM Personal Pension Plan beginning on the benefit commencement date

•
If the participant terminates employment before age 60, the annual single life annuity resulting from the sum of the amounts specified in (1) through (4) is reduced as specified in the Retention Plan. For example, if a participant terminates at age 59, the benefit is reduced by 3%, at age 58, by 7%, and at age 57, by 11%.

•
The benefit of a participant in the 1995 Retention Plan will not be less than the benefit that would be provided if the participant were in the 1999 Retention Plan, as described in the next subsection.

Material Terms and Conditions: 1999 Retention Plan
•
The benefits provided under the Retention Plan to Mr. Rosamilia are determined under the Retention Plan formula in effect on and after the July 1, 1999 amendment (1999 Retention Plan).

•
Benefits are available under the 1999 Retention Plan if a participant holds an executive-level position immediately prior to termination or death, has final average pay in excess of $405,400 on both January 1, 2007 and immediately prior to termination or death, and either:

—
Terminates employment for any reason other than cause or dies, in each case after attaining age 60 and completing at least five years of service; or

—
Terminates employment for any reason other than cause or dies, in each case after attaining age 55 and completing at least 15 years of service and either becomes disabled (as determined under IBM’s long-term disability plan), or if approved by the Board in the case of the two highest

542023 Notice of Annual Meeting & Proxy Statement   |   2022 Retention Plan Narrative

paid officers (and if approved by the Compensation Committee and the chairman and chief executive officer in the case of any other officer of IBM).
•
If the participant terminates employment after attaining age 60 and completing at least five years of service, the 1999 Retention Plan benefit expressed as an annual single life annuity is equal to:

•
In no event will the sum of the amounts in (1) and (2) exceed 65% times final average pay times a fraction (no greater than 1), the numerator of which is the participant’s years of service and the denominator of which is 35.

•
A participant who terminates employment after attaining age 55, but prior to attaining age 60, who completes at least 15 years of service, and who receives Compensation Committee and chairman and chief executive officer approval (or Board approval in the case of the two highest paid officers) as described above, will receive a reduced single life annuity. The reduced single life annuity will be determined by reducing the sum of the amounts specified in (1) and (2) by 0.5% for each month that the benefit commencement date precedes age 60.

Compensation Elements Included in Calculations
•
The definitions of eligible final average pay and eligible compensation for purposes of the Retention Plan have the same meanings as under the Pension Credit Formula in the IBM Personal Pension Plan.

Funding
•
The Retention Plan is unfunded and maintained as a book reserve (notional) account.

•
No funds are set aside in a trust or otherwise; participants in the Retention Plan are general unsecured creditors of IBM regarding the payment of their Retention Plan benefits.

Policy Regarding Extra Years of Credited Service
•
Generally, a participant’s years of credited service for benefits are based on the years an employee participated in the IBM Personal Pension Plan through December 31, 2007, the date accrual of future benefits stopped.

Available Forms of Payment
•
A participant’s benefit is only payable in the form of an annuity with monthly benefit payments beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue

Code). Lump sum payments are not available under the Retention Plan.
•
A participant may elect to receive his or her benefit in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Retention Plan Benefit
•
The annual Retention Plan benefit that was earned as of December 31, 2007 and that is payable as a single life annuity beginning at the earliest unreduced retirement age (as defined in the next subsection) for each eligible named executive officer is detailed in the table below.

Name	Annual Retention Plan Benefit at Earliest Unreduced Retirement Age
J.J. Kavanaugh	$11,785
T. Rosamilia	84,832
Present Value of Accumulated Benefit
•
The present value of accumulated benefit shown in the 2022 Retention Plan Table below is the value as of December 31, 2022 of the annual Retention Plan benefit that was earned as of December 31, 2007.

•
The earliest unreduced retirement age is the earliest age an eligible named executive officer may start receiving the Retention Plan benefit without a reduction for early commencement. As of December 31, 2022, Mr. Rosamilia reached the earliest unreduced retirement age. Because Mr. Kavanaugh did not attain age 60 by December 31, 2022, the earliest unreduced retirement age is his age on the first day of the month that coincides with or next follows the attainment of age 60.

•
Certain assumptions were used to determine the present value of the annual accumulated Retention Plan benefit that is payable beginning at the earliest unreduced retirement age. Those assumptions are described immediately following the 2022 Pension Benefits Table.

2022 Retention Plan Table
		Number of Years Credited		Present Value of Accumulated		Payments During Last
		Service	(1)	Benefit	(2)	Fiscal Year
Name (a)	Plan Name (b)	(#) (c)		($) (d)		($) (e)
J.J. Kavanaugh	Retention Plan	12		$139,638		$0
T. Rosamilia	Retention Plan	25		1,174,429		0

(1)
Reflects years of credited service as of December 31, 2007, which was the date accruals under the Retention Plan stopped. Each of the eligible named executive officers in this table has 15 additional years of service with IBM after that date.

(2)
While the accruals under the Retention Plan stopped on December 31, 2007, the value of the Retention Plan benefit for the eligible named executive officers will continue to change based on their ages, the assumptions used to calculate the present value of the accumulated benefit, and the benefit that would be provided under the IBM Personal Pension Plan. For assumptions used to calculate the present value, see the “Assumptions used to determine present value as of December 31, 2022 for each eligible named executive officer” immediately following the 2022 Pension Benefits table.

2023 Notice of Annual Meeting & Proxy Statement   |   2022 Retention Plan Narrative 55

2022 Pension Benefits Narrative
The 2022 Pension Benefits Tables show the number of years of credited service, present value of accumulated benefit and payments during the last fiscal year for each eligible named executive officer under the IBM U.S. defined benefit pension plan. Messrs. Krishna, Kavanaugh and Rosamilia have pension benefits under the U.S. defined benefit pension plan. Neither Mr. Cohn nor Ms. Browdy have a benefit under any IBM defined benefit pension plan.
U.S. Qualified Plan and Nonqualified Plan Descriptions — General
The IBM Personal Pension Plan consists of a tax-qualified plan and a non-tax qualified plan. Effective January 1, 2008, the non-tax qualified plan was renamed the IBM Excess Personal Pension Plan and is referred to herein as the Nonqualified Plan, and the tax-qualified plan is referred to as the Qualified Plan. The combined plan is referred to herein as the IBM Personal Pension Plan. Effective January 1, 2005, the IBM Personal Pension Plan was closed to new participants.
Plan Description
•
Effective July 1, 1999, IBM amended the IBM Personal Pension Plan to provide a new benefit formula, but allowed participants who met certain age and service conditions as of June 30, 1999, to elect to continue to earn benefits under the prior formulas, including the Pension Credit Formula.

•
Accrual of future benefits under the IBM Personal Pension Plan stopped on December 31, 2007. Accordingly, a participant’s pension benefit does not consider pay earned and service credited after such date.

•
The Qualified Plan provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code.

•
The Nonqualified Plan provides unfunded, nonqualified benefits in excess of the limits on compensation.

IBM U.S. Personal Pension Plan
(Qualified Plan)
Purpose of the Qualified Plan
•
The Qualified Plan was designed to provide tax-qualified pension benefits that are generally available to all U.S. regular employees.

•
The cessation of accruals under the Qualified Plan and the continued IBM contributions under the tax-qualified defined contribution plan, the IBM 401(k) Plus Plan, reflects IBM’s desire to provide appropriate benefits for its employees, consistent with the changing needs of IBM’s workforce and the changing nature of retirement benefits provided by IBM’s current competition.

•
The benefits under the Qualified Plan are determined either under the Pension Credit Formula (for those who met certain eligibility criteria in 1999) or the Personal Pension Account described below. The named executive officers’ benefits under the Qualified Plan are determined under the Personal Pension Account formula and therefore this disclosure will only address the material terms of such formula under the IBM Personal Pension Plan.

Material Terms and Conditions: Personal Pension Account Formula under the Qualified Plan
•
Messrs. Krishna’s, Kavanaugh’s, and Rosamilia’s benefit under the Qualified Plan is determined under the Personal Pension Account formula, which is a cash balance formula.

•
According to the terms of the Qualified Plan, under the Personal Pension Account formula prior to 2008, the eligible named executive officers above receive pay credits and interest credits to their respective Personal Pension Accounts. The pay credits for a year were equal to 5% of the eligible named executive officers’ eligible compensation for that year. The interest credits are based on the annual interest rate on one-year Treasury Constant Maturities plus 1%. Further, the eligible named executive officers may receive their benefit under the Personal Pension Account formula at any time following termination of employment, but may not defer the commencement of the benefit later than normal retirement age. If the eligible named executive officers’ benefit begins to be paid before normal retirement age, it will be reduced when compared to the benefit that would commence at normal retirement age. The eligible named executive officers may receive their benefit in the following forms: a lump sum equal to the Personal Pension Account balance, an annuity that is actuarially equivalent to the Personal Pension Account balance, or both a partial lump sum and a reduced annuity.

Compensation Elements Included in Calculations
•
Prior to 2008, eligible compensation was generally equal to the total amount that is included in income including:

—
Salary;

—
Recurring payments under any form of variable compensation plan (excluding Stock Options and other equity awards); and

—
Amounts deducted from salary and variable compensation under IBM’s Internal Revenue Code Section 125 plan (cafeteria plan), and amounts deferred under IBM’s 401(k) Plus Plan and Excess 401(k) Plus Plan.

•
Equity compensation — Stock Options, RSUs, RRSUs, and PSUs — was excluded from eligible compensation.

•
Compensation for a year was limited to the compensation limit under the Internal Revenue Code. For 2007, the last year that benefits accrued under the Qualified Plan, the compensation limit was $225,000. In addition, benefits provided under the Qualified Plan may not exceed an annual benefit limit under the Internal Revenue Code (which in 2022 was $245,000 payable as an annual single life annuity beginning at normal retirement age).

Qualified Plan Funding
•
Benefits under the Qualified Plan are funded by an irrevocable tax-exempt trust.

•
Participant’s benefits under the Qualified Plan are payable from the assets held by the tax-exempt trust.

562023 Notice of Annual Meeting & Proxy Statement   |   2022 Pension Benefits Narrative

Policy Regarding Extra Years of Credited Service
•
Generally, a participant’s years of credited service are based on the years an employee participates in the Qualified Plan.

•
The years of credited service for the eligible named executive officers are based only on their service while eligible for participation in the Qualified Plan.

IBM U.S. Excess Personal Pension Plan (Nonqualified Plan)
Purpose of the Nonqualified Plan
•
The Nonqualified Plan provides Qualified Plan participants with benefits that may not be provided under the Qualified Plan because of the tax limits on eligible compensation.

•
The benefit provided to a participant is payable following a separation from service from IBM (subject to the six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

Material Terms and Conditions of the Nonqualified Plan
•
The Nonqualified Plan provides a benefit that is equal to the benefit that would be provided under the Qualified Plan if the compensation and benefit limits did not apply minus the benefit actually provided under the Qualified Plan disregarding the benefit limits.

Nonqualified Plan Funding
•
The Nonqualified Plan is unfunded and maintained as a book reserve (notional) account.

•
No funds are set aside in a trust or otherwise; participants in the Nonqualified Plan are general unsecured creditors of IBM with respect to the payment of their Nonqualified Plan benefits.

Policy Regarding Extra Years of Credited Service
•
The years of credited service for the eligible named executive officers are based only on their service while eligible for participation in the Qualified Plan. Because accruals under the Nonqualified Plan stopped on December 31, 2007, service performed after such date is not counted.

Available Forms of Payment
Personal Pension Account
•
Under the terms of the Qualified Plan, the entire benefit may be paid as a lump sum.

•
Messrs. Krishna, Kavanaugh, and Rosamilia have elected to receive their Nonqualified Plan benefit in a lump sum immediately following separation from service.

•
The maximum lump sum amount that the eligible named executive officers could have elected to receive under the

Qualified Plan and Nonqualified Plan, as of January 1, 2023 if they had a separation from service from IBM on December 31, 2022 was equal to:
Name	Maximum Lump Sum
	Qualified Plan	Nonqualified Plan	Total Available Lump Sum
A. Krishna	$233,107	$83,746	$316,853
J.J. Kavanaugh	179,360	77,609	256,969
T. Rosamilia	362,784	148,155	510,939

•
A participant may elect to receive his or her entire benefit, or the portion of the benefit that is not paid as a lump sum, in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Pension Benefits
•
The annual pension benefit that was earned as of December 31, 2007, and that is payable as a single life annuity beginning at normal retirement age for each of the eligible named executive officers is below. Because Messrs. Krishna, Kavanaugh, and Rosamilia will receive a lump sum payment for their Nonqualified Plan benefits, no amount is represented for them in the Nonqualified Plan column below:

Name	Annual Pension Benefit at Normal Retirement Age
	Qualified Plan	Nonqualified Plan	Total Benefit
A. Krishna	$23,347	N/A	$23,347
J.J. Kavanaugh	21,043	N/A	21,043
T. Rosamilia	34,552	N/A	34,552
Present Value of Accumulated Benefit
•
The present value of accumulated benefit is the value as of December 31, 2022 of the annual pension benefit that was earned as of December 31, 2007.

•
The annual pension benefit is the benefit that is payable for the named executive officer’s life beginning at his normal retirement age.

•
The normal retirement age is defined as the later of age 65 or the completion of one year of service.

•
Certain assumptions were used to determine the present value of accumulated benefits. Those assumptions are described immediately following the 2022 Pension Benefits Table.

2023 Notice of Annual Meeting & Proxy Statement   |   2022 Pension Benefits Narrative 57

2022 Pension Benefits Table
As noted in the General Description and Purpose to the 2022 Retention Plan Narrative, the 2022 Pension Benefits Table does not include amounts reflected in the 2022 Retention Plan Table.
		Number of Years		Present Value of		Payments During
		Credited Service	(1)	Accumulated Benefit	(2)	Last Fiscal Year
Name (a)	Plan Name (b)	(#) (c)		($) (d)		($) (e)
A. Krishna	Qualified Plan	17		$227,829		$0
	Nonqualified Plan			80,671		0
	Total Benefit			$308,500		$0
J.J. Kavanaugh	Qualified Plan	12		$169,254		$0
	Nonqualified Plan			72,392		0
	Total Benefit			$241,646		$0
T. Rosamilia	Qualified Plan	25		$377,922		$0
	Nonqualified Plan			144,977		0
	Total Benefit			$522,899		$0

(1)
Reflects years of credited service as of December 31, 2007, which was the date accruals under the Qualified Plan and the Nonqualified Plan stopped. Each of the named executive officers in this table has 15 additional years of service with IBM after that date.

(2)
While the accruals under the Qualified Plan and the Nonqualified Plan stopped on December 31, 2007, the value of the Qualified Plan and Nonqualified Plan benefits for the eligible named executive officers will continue to change based on their ages, annuity conversion rates, and the assumptions used to calculate the present value of the accumulated benefit.

Assumptions to determine present value as of December 31, 2022 for each eligible named executive officer:
•
Measurement date: December 31, 2022

•
Interest rate for present value: 5.3%

•
To determine Personal Pension Account benefit:

—
Interest crediting rate: 4.9% for 2023 and 4.40% for 2024 and after

—
Interest rate to convert Personal Pension Account balance to single life annuity: 4.4567% for years 1 – 5, 5.2367% for years 6 – 20, and 5.1467% for year 21 and after

—
Mortality table to convert Personal Pension Account balance to single life annuity is 2023 Pension Protection Act Optional Combined Unisex Table

•
Mortality (pre-commencement): None

•
Mortality (post-commencement):

—
Base Table: Modified PRI-2012 White Collar sex-distinct tables for retirees adjusted by a factor of 0.762 with improvement from 2012 to December 31, 2022.

—
Improvement Scale: A modified Scale MP-2021 projection table.

•
Withdrawal rates: None

•
Retirement rates: None prior to Assumed Retirement Age

•
Normal Retirement Age: Age 60 for Retention Plan, Age 65 for IBM Personal Pension Plan

•
Assumed Retirement Age: Later of Age 60 for Retention Plan, Age 65 for IBM Personal Pension Plan, or current age

•
Accumulated benefit is calculated based on credited service and compensation history as of December 31, 2007

•
In the case of the qualified Personal Pension Account formula, the benefit is payable as a 90% lump sum/10% annuity for Messrs. Krishna and Kavanaugh, and a 50% lump sum/50% annuity for Mr. Rosamilia, beginning on the first day of the month following a separation from service from IBM. The Excess Plan’s Personal Pension Plan Account formula benefit for Messrs. Krishna, Kavanaugh and Rosamilia is payable as a lump sum. The six-month delay under the Nonqualified Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose
•
All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at separation from service from IBM

Assumptions to determine present value as of December 31, 2021:
•
The column titled Change in Pension Value in the 2022 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2021 to December 31, 2022

•
To determine the present value of the pension benefit as of December 31, 2021, the same assumptions that are described above to determine the present value as of December 31, 2022 were used, except (1) a 2.6% interest rate, Modified RP-2014 White Collar sex-distinct annuitant table with adjustments to 2006 by backing out MP-2014 improvement and further adjusting the mortality rates by a factor of 1.016, and Modified MP-2021 improvement scale, and (2) to determine the Personal Pension Account benefit, the following were used:

—
Interest crediting rate: 1.1% for 2022 and after

—
Interest rate to convert Personal Pension Account balance to single life annuity: 0.7433% for years 1 —  5, 2.5967% for years 6 — 20, and 3.1133% for year 21 and after

—
Mortality table for Personal Pension Account balance conversion: 2022 Pension Protection Act Optional Combined Unisex Table

582023 Notice of Annual Meeting & Proxy Statement   |   2022 Pension Benefits Narrative

2022 Nonqualified Deferred Compensation Narrative
IBM Excess 401(k) Plus Plan — U.S.
General Description and Purpose
•
Effective January 1, 2008, the IBM Executive Deferred Compensation Plan (EDCP) was amended and renamed the IBM Excess 401(k) Plus Plan. IBM employees, including the named executive officers, who are eligible to participate in the IBM 401(k) Plus Plan and whose eligible pay is expected to exceed the Internal Revenue Code compensation limit for the applicable plan year are eligible to participate in the Excess 401(k) Plus Plan. The purpose of the Excess 401(k) Plus Plan is to provide employees with the opportunity to save for retirement on a tax-deferred basis and provide benefits that would be provided under the qualified IBM 401(k) Plus Plan if the compensation limits did not apply.

•
The 2022 Nonqualified Deferred Compensation Table shows the employee deferrals (executive contributions), IBM match (registrant contributions), automatic contributions (registrant contributions), and investment gain or loss (aggregate earnings) for each named executive officer during 2022.

•
The table also shows the total balance that each named executive officer has accumulated over all the years he or she has participated in the plan.

•
Account balances in the Excess 401(k) Plus Plan are comprised of cash amounts that were deferred by the participant or contributed by IBM (Basic Account), and all deferred shares, comprised of shares that were deferred by the participant (Deferred IBM Shares). Generally, amounts deferred and vested prior to January 1, 2005 are not subject to Section 409A of the Internal Revenue Code, while amounts deferred and vested on and after January 1, 2005 are subject to Section 409A of the Internal Revenue Code.

•
The Excess 401(k) Plus Plan balance is not paid to, and cannot be accessed by, the participants until after a separation from service from IBM.

•
With respect to IBM matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to IBM (including but not limited to competitive business activity, disclosure of confidential IBM information or solicitation of IBM clients or employees), the Excess 401(k) Plus Plan allows for clawback of any such contributions made in the 12- month period prior to such detrimental activity through separation of employment.

Compensation Eligible for Deferral under Excess 401(k) Plus Plan
•
An eligible employee may elect to defer up to 80% of salary and eligible performance pay, which includes annual incentive program payments.

•
In both cases, the Internal Revenue Code requires the deferral elections to be made before the calendar year in which the compensation is earned.

Deferred IBM Shares
•
Prior to January 1, 2008, under the EDCP, any executive, including non-U.S. executives, could have elected to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of certain restricted stock unit awards granted on or before December 31, 2007 under IBM’s Long-Term Performance Plan (LTPP). Such deferral occurred when the awards vested.
•
In addition, in accordance with Internal Revenue Service rules, an executive could have also elected to defer receipt of shares of IBM stock that otherwise would be paid on or before February 1, 2008 as a result of the vesting of Performance Share Unit (PSU) awards under IBM’s LTPP.

•
There are no outstanding deferral elections that would result in any future deferral of stock.

•
Dividend equivalents on Deferred IBM Shares are paid in cash at the same rate and on the same date as the dividends paid to IBM stockholders, and are contributed to the Basic Account.

Excess 401(k) Plus Plan Funding
•
The Excess 401(k) Plus Plan is unfunded and maintained as a book reserve (notional) account.

•
No funds are set aside in a trust or otherwise; participants in the plan are general unsecured creditors of IBM for payment of their Excess 401(k) Plus Plan accounts.

IBM Matching Contributions
•
IBM credits matching contributions to the Basic Account of each eligible participant who defers salary or eligible performance pay under the Excess 401(k) Plus Plan.

•
The matching contributions equal the percentage of the sum of: (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan; and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The maximum matching contribution percentage for a participant is the same as the participant’s percentage under the IBM 401(k) Plus Plan. Generally, participants hired or rehired by IBM U.S. before January 1, 2005, are eligible for up to 6% matching contributions; generally, participants hired or rehired by IBM U.S. on or after January 1, 2005 and who complete one year of service, are eligible for up to 5% matching contributions. Mr. Krishna, Mr. Kavanaugh, and Mr. Rosamilia are eligible for a 6% matching contribution. Mr. Cohn and Ms. Browdy are eligible for a 5% matching contribution. Effective January 1, 2016, the matching contributions equal the sum of: (i) a participant’s match rate times the amount the participant elects to defer under the Excess 401(k) Plus Plan; and (ii) the participant’s match rate times the eligible compensation after reaching the Internal Revenue Code compensation limits.

IBM Automatic Contributions
•
Effective January 1, 2008, IBM credits automatic contributions to the Basic Account of each eligible participant.

•
The automatic contributions equal a percentage of the sum of: (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan; and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage for a participant is the participant’s automatic

2023 Notice of Annual Meeting & Proxy Statement   |   2022 Nonqualified Deferred Compensation Narrative 59

contribution percentage under the IBM 401(k) Plus Plan. Generally, the percentage is 2% or 4% if the participant was hired or rehired by IBM U.S. before January 1, 2005 (depending on the participant’s pension plan eligibility on December 31, 2007), or 1% if the participant was hired or rehired by IBM U.S. on or after January 1, 2005 and completes one year of service. For purposes of calculating the automatic contributions under the IBM 401(k) Plus Plan, the participant’s eligible pay excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan. The automatic contribution percentage is; 2% for Messrs. Krishna, Kavanaugh and Rosamilia; and 1% for Mr. Cohn and Ms. Browdy.
•
For 2022, matching contributions and automatic contributions are made once annually at the end of the year. In order to receive such IBM contributions each year, a participant must have completed the service requirement, and must be employed on December 15 of the plan year. However, if a participant separates from service (including going on long-term disability) prior to December 15, and the participant has:

—
At least 30 years of service;

—
At least 15 years of service and is at least age 55;

—
At least 5 years of service and is at least age 62; or

—
At least 1 year of service and is at least age 65;

or, if a participant dies prior to December 15 in a given year, then the participant will be eligible to receive such IBM contributions as soon as practicable following separation from service.
Effective January 1, 2023, matching contributions and automatic contributions are made each pay period for participants who have met the service requirement and are otherwise eligible for IBM contributions.
IBM Transition Credits
•
Effective for the period of January 1, 2008 through June 30, 2009, IBM credited transition credits to an eligible participant’s Basic Account for those employees who were receiving transition credits in their Personal Pension Account under the Qualified Plan as of December 31, 2007. Under the terms of the IBM 401(k) Plus Plan, Messrs. Krishna, Kavanaugh and Rosamilia were eligible to receive transition credits.

Earnings Measures
•
A participant’s contributions to the Basic Account are adjusted for earnings and losses, until it has been completely distributed, based on investment choices selected by the participant.

•
IBM does not pay guaranteed, above-market or preferential earnings in the Excess 401(k) Plus Plan.

•
The available investment choices are the same as the primary investment choices available under the IBM 401(k) Plus Plan, which are as follows (with 2022 annual rates of return indicated for each):

—
Target Retirement 2020 Fund (-15.13%)

—
Target Retirement 2025 Fund (-15.90%)

—
Target Retirement 2030 Fund (-16.64%)

—
Target Retirement 2035 Fund (-17.38%)

—
Target Retirement 2040 Fund (-18.17%)

—
Target Retirement 2045 Fund (-18.60%)

—
Target Retirement 2050 Fund (-18.72%)

—
Target Retirement 2055 Fund (-18.70%)

—
Target Retirement 2060 Fund (-18.66%)

—
Target Retirement 2065 Fund (-18.62%)

—
Income Plus Fund (-14.63%)

—
Conservative Fund (-15.73%)

—
Moderate Fund (-17.08%)

—
Aggressive Fund (-18.60%)

—
Interest Income Fund (2.31%)

—
Inflation Protected Bond Fund (-11.77%)

—
Total Bond Market Fund (-13.28%)

—
High Yield & Emerging Markets Bond Fund (-11.47%)

—
Total Stock Market Index Fund (-19.46%)

—
Total International Stock Market Index Fund (-15.75%)

—
Global Real Estate Stock Index Fund (-25.64%)

—
Long-Term Corporate Bond Fund (-25.17%)

—
Large Company Index Fund (-18.12%)

—
Large-Cap Value Index Fund (-7.56%)

—
Large-Cap Growth Index Fund (-29.15%)

—
Small/Mid-Cap Stock Index Fund (-25.30%)

—
Small-Cap Value Index Fund (-14.45%)

—
Small-Cap Growth Index Fund (-26.25%)

—
European Stock Index Fund (-14.64%)

—
Pacific Stock Index Fund (-13.27%)

—
Emerging Markets Stock Index Fund (-17.74%)

—
Real Estate Investment Trust Index Fund (-24.53%)

—
International Real Estate Index Fund (-27.63%)

—
IBM Stock Fund (10.61%)*

*
Performance includes dividend equivalent reinvestment

•
A participant may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle and may change investment selections for existing account balances daily, subject to excessive trading restrictions.

•
Effective January 1, 2008, the IBM match under the Excess 401(k) Plus Plan is notionally invested in the investment options in the same manner participant contributions are notionally invested.

•
Because Deferred IBM Shares are credited, maintained, and ultimately distributed only as shares of IBM’s common stock, they may not be transferred to any other investment choice at any time.

•
On a quarterly basis, dividend equivalents are credited to a participant’s account with respect to all or a portion of such account that is deemed to be invested in the IBM Stock Fund at the same rate as dividends to IBM stockholders.

602023 Notice of Annual Meeting & Proxy Statement   |   2022 Nonqualified Deferred Compensation Narrative

•
Aggregate earnings on Deferred IBM Shares during the last fiscal year, as reported in column (d) of the 2022 Nonqualified Deferred Compensation Table, are calculated as the change in the price of IBM’s common stock between December 31, 2021 and December 31, 2022 for all Deferred IBM Shares.

•
Aggregate earnings reflect an $8 quarterly administrative fee.

Payouts, Withdrawals, and Other Distributions
•
No payouts, withdrawals or other distributions from the Basic Account are permitted prior to a separation from service from IBM.

•
At termination, the balance in an eligible executive’s Basic Account that was deferred prior to January 1, 2005 is paid to the executive in an immediate lump sum unless: (a) the balance exceeds $25,000; and (b) the executive satisfies the following age and service criteria:

—
At least age 55 with 15 years of service;

—
At least age 62 with 5 years of service;

—
At least age 65 with 1 year of service;

—
Any age with at least 30 years of service, provided that, as of June 30, 1999, the executive had at least 25 years of service or was at least age 40 with 10 years of service; or

—
Commencing benefits under the IBM Long-Term Disability Plan.

•
As of December 31, 2022, Messrs. Krishna, Kavanaugh and Rosamilia had satisfied the age and service criteria.

•
If the participant has satisfied the age, service, and account balance criteria at termination, but has not made a valid advance election of another form of distribution, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid in a lump sum in February of the year following separation.

•
If the participant has satisfied the age, service, and account balance criteria at termination and has made a valid advance election, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid as elected by the participant from among the following choices:

1.
Lump sum upon termination;

2.
Lump sum in February of the year following termination; or

3.
Annual installments (beginning February 1 of the year following termination) for a number of years (between two and ten) elected by the participant.

•
The participant’s Basic Account with respect to amounts deferred on or after January 1, 2005 may be distributed in the following forms as elected by the participant:

1.
Lump sum upon separation;

2.
Lump sum in February of the year following separation; or

3.
Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the participant.

However, if the participant has elected annual installments and the total balance of the participant’s Basic Account upon a separation from service from IBM is less than 50% of the applicable Internal Revenue Code compensation limit (in 2022, 50% of this limit was $152,500), the amounts deferred on or after January 1, 2005 are distributed in a lump sum on the date installments would have otherwise begun.
•
Distribution elections may be changed in advance of separation, in accordance with Internal Revenue Code rules.

•
Distribution elections apply to both the Basic Account and the Deferred Shares Account. Further, within the Basic Account and the Deferred Shares Account, different distribution elections are permitted to be made for the amounts that were deferred before January 1, 2005 and the amounts that were deferred on or after January 1, 2005.

•
At December 31, 2022, the named executive officers had the following distribution elections on file:

—
Mr. Krishna — Lump sum paid in February of the year following separation for pre-2005 amounts, and immediate lump sum for post-2004 amounts.

—
Mr. Kavanaugh — 2 annual installments for pre-2005 amounts, and lump sum in February of the year following separation for post-2004 amounts.

—
Mr. Cohn — 10 annual installments for all amounts.

—
Mr. Rosamilia — lump sum in February of the year following separation for all amounts.

—
Ms. Browdy — immediate lump sum following separation for all amounts.

•
Deferred IBM Shares are distributed only in the form of shares of IBM’s common stock.

•
These distribution rules are subject to Section 409A of the Internal Revenue Code, including, for example, the rule that a “specified employee” may not receive a distribution of post-2004 deferrals until at least six months following a separation from service from IBM. All named executive officers, were “specified employees” under Section 409A at the end of the last fiscal year.

2023 Notice of Annual Meeting & Proxy Statement   |   2022 Nonqualified Deferred Compensation Narrative 61

2022 Nonqualified Deferred Compensation Table
		Executive Contributions			Registrant Contributions		Aggregate Earnings in		Aggregate Withdrawal/	Aggregate Balance at
		in Last FY	(1)		in Last FY	(2)	Last FY	(3)	Distributions	Last FYE	(4)
Name (a)	Plan	($) (b)			($) (c)		($) (d)		($) (e)	($) (f)
A. Krishna	Basic Account	$248,100		Match	$248,100		$(242,875)		$0	$6,512,707
				Automatic	82,700
	Deferred IBM Shares	0			0		0		0	0
	Total	$248,100			$330,800		$(242,875)		$0	$6,512,707
J.J. Kavanaugh	Basic Account	$260,000		Match	$130,362		$(1,113,187)		$0	$6,226,839
				Automatic	43,454
	Deferred IBM Shares	0			0		1,077		0	20,992
	Total	$260,000			$173,816		$(1,112,110)		$0	$6,247,831
G. Cohn	Basic Account	$920,750		Match	$120,670		$(43,741)		$0	$1,022,293
				Automatic	24,134
	Deferred IBM Shares	0			0		0		0	0
	Total	$920,750			$144,804		$(43,741)		$0	$1,022,293
T. Rosamilia	Basic Account	$98,220		Match	$98,220		$370,561		$0	$4,895,928
				Automatic	32,740
	Deferred IBM Shares	0			0		0		0	0
	Total	$98,220			$130,960		$370,561		$0	$4,895,928
M.H. Browdy	Basic Account	$94,340		Match	$94,340		$90,154		$0	$2,092,459
				Automatic	18,868
	Deferred IBM Shares	0			0		0		0	0
	Total	$94,340			$113,208		$90,154		$0	$2,092,459

(1)
A portion of the amount reported in this column (b) for each named executive officer’s Basic Account, is included within the amount reported as salary for that officer in column (c) of the 2022 Summary Compensation Table. These amounts are: $71,700 for Mr. Krishna; $260,000 for Mr. Kavanaugh; $920,750 for Mr. Cohn; $34,380 for Mr. Rosamilia; and $31,025 for Ms. Browdy.

(2)
For each of the named executive officers, the entire amount reported in this column (c) is included within the amount reported in column (i) of the 2022 Summary Compensation Table. The amounts reported as IBM contributions to defined contribution plans in footnote 9 to the 2022 Summary Compensation Table are larger because the amounts reported in that footnote also include IBM’s contributions to the IBM 401(k) Plus Plan.

(3)
None of the amounts reported in this column (d) are reported in column (h) of the 2022 Summary Compensation Table because IBM does not pay above-market or preferential earnings on deferred compensation.

(4)
Amounts reported in this column (f) for each named executive officer include amounts previously reported in IBM’s Summary Compensation Table in previous years when earned if that officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary, and incentive and IBM matching and automatic contributions. This total reflects the cumulative value of each named executive officer’s deferrals, IBM contributions and investment experience, including an $8 quarterly administrative fee.

622023 Notice of Annual Meeting & Proxy Statement   |   2022 Nonqualified Deferred Compensation Narrative

2022 Potential Payments Upon Termination Narrative
Introduction
IBM does not have any plans, programs or agreements under which payments to any of the named executive officers are triggered by a change of control of IBM, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.
The only payments or benefits that would be provided by IBM to a named executive officer following a termination of employment would be provided under the terms of IBM’s existing compensation and benefit programs (as described below).
The 2022 Potential Payments Upon Termination Table that follows this narrative reports such payments and benefits for each named executive officer assuming termination on the last business day of the fiscal year end.
As explained below, certain of these payments and benefits are enhanced by or dependent upon the named executive officer’s attainment of certain age and service criteria at termination. Additionally, certain payments or benefits are not available following a termination for cause and/or may be subject to forfeiture and clawback if the named executive officer engages in certain activity that is detrimental to IBM (including but not limited to competitive business activity, disclosure of confidential IBM information or solicitation of IBM clients or employees).
This 2022 Potential Payments Upon Termination Narrative and the 2022 Potential Payments Upon Termination Table do not reflect payments that would be provided to each named executive officer under the IBM 401(k) Plus Plan or the IBM Individual Separation Allowance Plan following termination of employment on the last business day of the fiscal year end because these plans are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers.
Qualified Plan amounts and Nonqualified Plan amounts are not reflected in the 2022 Potential Payments Upon Termination Table. Previously, these amounts were available under one plan, the IBM Personal Pension Plan, which was generally available to all U.S. regular employees similarly situated in years of service and dates of hire and did not discriminate in favor of executive officers. For amounts payable under the Qualified and Nonqualified Plans, see the 2022 Pension Benefits Table.
The 2022 Potential Payments Upon Termination Table also does not quantify the value of retiree medical and life insurance benefits, if any, that would be provided to each named executive officer following such termination of employment because these benefits are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers; however, the named executive officers’ eligibility for such benefits is described below. The 2022 Potential Payments Upon Termination Table does not contain a total column because the Retention Plan payment is paid as an annuity, not a lump sum. Therefore, a total column would not provide any meaningful disclosure.
Annual Incentive Program (AIP)
•
The AIP may provide a lump sum, cash payment in March of the year following resignation, retirement or involuntary termination without cause. An AIP payment may not be paid if an executive engages in activity that is detrimental to IBM.

•
This payment is not triggered by termination; the existence and amount of any AIP payment is determined under the terms of the AIP applicable to all executives eligible to participate, who are employed through December 31 of the previous year.

•
AIP payments to executive officers are subject to clawback as described in Section 4 of the 2022 Compensation Discussion and Analysis.

•
For purposes of the 2022 Potential Payments Upon Termination Table below, it is assumed that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2023.

IBM Long-Term Performance Plans (LTPP)
•
The named executive officers have certain outstanding equity grants under the LTPP including:

—
Stock Options;

—
Restricted Stock Units (RSUs);

—
Retention Restricted Stock Units (RRSUs); and/or

—
Performance Share Units (PSUs) or retention Performance Share Units (RPSUs).

•
The LTPP and/or the named executive officers’ equity award agreements contain the following terms:

—
Generally, unvested Stock Options, RSUs, RRSUs, PSUs and RPSUs are cancelled upon termination; and

—
Vested Stock Options may be exercised only for 90 days following termination.

•
Payment of these awards is not triggered by termination of employment (because the awards would become payable under the terms of the LTPP if the named executive officer continued employment), but if he or she resigns, retires or is involuntarily terminated without cause after attaining age 55 with at least 15 years of service, the following terms apply:

—
Vested Stock Options continue to be exercisable for the remainder of their ten-year term; and

—
IBM prorates a portion of unvested PSU awards to continue to vest under their original vesting schedules.

•
If an executive dies, outstanding Stock Options, RSU awards and RRSU awards would vest immediately, and outstanding PSU and RPSU awards would remain outstanding and continue to vest under their original vesting schedules.

•
If an executive becomes disabled, outstanding Stock Options, RSUs and RRSUs would continue to vest under their original vesting schedules, and outstanding PSUs and

2023 Notice of Annual Meeting & Proxy Statement   |   2022 Potential Payments Upon Termination Narrative 63

RPSUs would remain outstanding and continue to vest under their original vesting schedules.
•
In cases other than death or disability, certain executives may be eligible for continued vesting of these awards after separation.

—
To ensure that the interests of the members of the Performance Team are aligned with IBM’s long-term interests as these leaders approach retirement, these executives, including the named executive officers, may be eligible to receive payouts of their full unvested PSU and RSU awards upon termination, and effective for Stock Options granted after 2021, unvested Stock Options may continue to vest upon termination, if the following criteria are met for our named executive officers:

•
The executive is on the Performance Team at the time of departure;

•
For RSU awards and Stock Options, at least one year has passed since the award grant date; and for PSU awards, at least one year has passed in the performance period;

•
The executive has reached age 55 with 15 years of service at the time of departure; and

•
The payout has been approved by appropriate senior management, the Compensation Committee or the Board, in their discretion.

—
The Chairman and CEO is also eligible for the payouts described upon termination, but instead must reach age 60 with 15 years of service, and the payout must be approved by the Board, in its discretion.

—
Payouts of PSU awards after termination as described above will be made in February after the end of the three-year performance period based on the final program score. Payouts of RSU awards after termination, as described above, will be made in accordance with the original vesting schedule. Unvested Stock Options will continue to vest and vested Stock Options (including those that vest after termination of employment) will be exercisable for the remainder of the original contractual term of the Stock Option.

•
The 2022 Potential Payments Upon Termination Table assumes the following:

—
Amounts shown include the payout of the 2020 PSU awards calculated using the actual performance achieved for the 2020-2022 performance period and the 2022 fiscal year-end closing price of $140.89 for IBM common stock; and

—
Outstanding 2021 and 2022 PSU awards were not included because there is no guarantee of payment on these awards as they are subject to meeting threshold performance criteria.

—
Amounts shown include the value of 2019, 2020 and 2021 RSU awards, if the required retirement criteria is met, at the fiscal year-end closing price of $140.89 for IBM common stock because the one-year service requirement from grant has been completed; and

—
Outstanding 2022 RSU and Option awards are not included because the required service of at least one year since the award date of grant has not been completed.

•
LTPP awards for executive officers are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to IBM prior to or within 12 months following release, exercise or payment (or within 36 months for RRSU awards). LTPP awards for executive officers also contain a covenant that the recipient will not solicit IBM clients for a period of one year or employees for a period of two years following termination of employment.

IBM Supplemental Executive Retention Plan (Retention Plan)
•
Payments under the Retention Plan are triggered by resignation, retirement or involuntary termination without cause after attainment of eligibility criteria.

•
Eligibility criteria are described in the 2022 Retention Plan Narrative.

•
Retention Plan payments are paid as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•
At termination, the executive chooses either a single life annuity or an actuarially equivalent joint and survivor annuity.

•
The 2022 Potential Payments Upon Termination Table reflects the annual amount payable as a single life annuity.

•
This table does not reflect the following provisions that would apply in accordance with Section 409A of the Internal Revenue Code:

—
The payment would be delayed six months following termination; and

—
Amounts not paid during the delay would be paid (with interest) in July 2023.

•
Retention Plan payments are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to IBM at any time prior to or following commencement of Retention Plan payments.

IBM Excess 401(k) Plus Plan
•
As described in the 2022 Nonqualified Deferred Compensation Narrative, payment of the named executive officers’ Excess 401(k) Plus Plan accounts (Basic Accounts and any Deferred IBM Shares) is triggered by resignation, retirement or involuntary termination.

•
With respect to IBM matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to IBM, the Excess 401(k) Plus Plan allows the clawback of such IBM contributions made during the 12-month period prior to the detrimental activity through the date of termination.

•
The 2022 Potential Payments Upon Termination Table indicates the estimated amount and the time and form of payment, determined by either the executive’s distribution election in effect, if any, or the plan’s default distribution provision.

642023 Notice of Annual Meeting & Proxy Statement   |   2022 Potential Payments Upon Termination Narrative

•
Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year end, without assumptions for the following between such date and the distribution date(s):

—
Investment gains and losses on the Basic Account (including dividend equivalent reinvestment for the IBM Stock Fund); and

—
Fluctuations in the market price of IBM stock for Deferred IBM Shares.

•
The tables do not reflect:

—
That payment of amounts deferred after December 31, 2004 (and the associated earnings) are subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code; or

—
Any other restriction on such payments imposed by the requirements of Section 409A of the Internal Revenue Code.

Retiree Medical and Life Insurance
General Description
Benefits under IBM’s retiree medical and life insurance programs are triggered by a named executive officer’s retirement, as described below. IBM maintains the Retiree Benefits Plan, the Future Health Account, Access to Group Health Care Coverage and the Retiree Group Life Insurance Plan. Eligibility for a particular program is dependent upon date of U.S. hire, age, and years of service at termination. Future coverage under such programs remains subject to IBM’s right to amend or terminate the plans at any time. The named executive officers would not have been eligible for the Retiree Benefits Plan following a separation from service on the last business day of the fiscal year end because they had not met the eligibility requirements.
IBM Future Health Account (FHA)
•
Amounts credited by IBM to a hypothetical account may be used to offset the cost of eligible medical, dental, and vision insurance coverage for former employees and their eligible dependents.

•
Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to use amounts from the account for these purposes:

—
Hired before January 1, 2004;

—
Not within five years of earliest retirement eligibility under the prior IBM Retirement Plan on June 30, 1999; and

—
At termination they have attained 30 years of service (regardless of age) and were eligible for an opening balance on July 1, 1999, or have attained at least age 55 with 15 years of service. An employee was eligible for an opening balance on July 1, 1999 if the employee was at least age 40 and completed at least one year of service on June 30, 1999.

•
Messrs. Krishna, Kavanaugh, and Rosamilia would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end.

Access to Group Health Care Coverage
•
Eligible employees may purchase retiree health care coverage under an IBM-sponsored retiree medical option. The cost of this coverage is paid solely by the employee, but the coverage is priced at IBM retiree group rates.

•
Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to purchase such coverage:

—
Hired on or after January 1, 2004, and meet the following age and service requirements at separation from service:

•
At least age 55, with at least five years of service; and either

•
The employee’s age and years of service equal 65; or

•
Withdrawal-eligible for the Future Health Account and the funds in the account have been fully depleted.

—
Hired prior to January 1, 2004 but are not eligible for either the IBM Retiree Benefits Plan or the Future Health Account, and at separation of service employee is at least age 55 or later, and the employee’s age and years of service equal at least 65.

•
Ms. Browdy would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end.

•
Mr. Cohn would not have been eligible for this benefit following a separation from service on the last business day of the fiscal year end because he had not met the eligibility requirement noted above.

IBM Retiree Group Life Insurance
•
Employees who retire on or after January 1, 2016 will have the option to purchase life insurance at preferred rates, paid solely at their expense.

2023 Notice of Annual Meeting & Proxy Statement   |   2022 Potential Payments Upon Termination Narrative 65

2022 Potential Payments upon Termination Table
				LTPP						Nonqualified Deferred Compensation Excess 401(k)(6)
		Annual Incentive		Stock		Stock		Retention		Basic	Deferred IBM
	Termination	Program	(2)	Options	(3)	Awards	(4)	Plan	(5)	Account	Shares
Name	Scenario	($)		($)		($)		($)		($)	($)
A. Krishna	Termination(1)	$3,480,000		$0		$26,394,896		N/A		$6,512,707(7)	$0(7)
	For Cause	0		0		0		N/A		6,181,907(7)	0(7)
J.J. Kavanaugh	Termination(1)	1,665,760		0		8,202,193		11,592		5,819,898(8)	20,992(8)
	For Cause	0		0		0		0		5,646,082(8)	20,992(8)
G. Cohn	Termination(1)	1,832,800		0		1,147,690		N/A		102,229(9)	0
	For Cause	0		0		0		N/A		87,749(9)	0
T. Rosamilia	Termination(1)	1,218,060		0		6,503,764		84,832		4,895,928(10)	0
	For Cause	0		0		0		0		4,764,968(10)	0
M.H. Browdy	Termination(1)	1,466,240		0		4,769,690		N/A		2,092,459(11)	0
	For Cause	0		0		0		N/A		1,979,251(11)	0

(1)
Termination generally includes the following separation scenarios: resignation, retirement, and involuntary termination without cause (in all cases, assuming the executive is not entering into competitive or other activity detrimental to IBM).

(2)
Assumes that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2023.

(3)
Assumes each named executive officer exercised all vested, in-the-money Stock Options at $140.89 (the fiscal year-end closing price of IBM common stock).

(4)
Assumes IBM released each named executive officer’s PSU award, granted in 2020 according to its policy, for the three-year performance period ending December 31, 2022. PSU awards are adjusted for performance and released in shares of IBM common stock (with any fractional shares rounded to the nearest whole share) in February in the year following the end of the performance period. While outstanding 2019, 2020 and 2021 RSU awards are included if required retirement criteria is met, 2022 RSU awards are not included because the required service of at least one year since the award date of grant has not been completed.

(5)
Reflects the Retention Plan benefit payable for eligible named executive officers as an immediate annual single life annuity. See the IBM Supplemental Executive Retention Plan section above for more details.

(6)
Estimated payments to each named executive officer were calculated using the aggregate account balance as of the last business day of the fiscal year end. See the IBM Excess 401(k) Plus Plan section above for more details.

(7)
The amount deferred prior to January 1, 2005 is payable in a lump sum in February 2023. The amount deferred on or after January 1, 2005 is payable in a lump sum immediately following separation. Deferred shares are paid as shares of IBM stock. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms. See column (c) in 2022 Nonqualified Deferred Compensation Table.

(8)
Sum of the approximate annual amount of Basic Account deferred prior to January 1, 2005 payable for 2 years starting in February 2023 ($406,941) and the amount of the Basic Account deferred on or after January 1, 2005 payable in a lump sum in February 2023 ($5,412,957). Deferred shares are paid as shares of IBM common stock. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms; the forfeiture causes a decrease in the payout of amounts that were deferred on or after January 1, 2005. See column (c) in 2022 Nonqualified Deferred Compensation Table.

(9)
Payable in an immediate lump sum following separation. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms. See column (c) in 2022 Nonqualified Deferred Compensation Table.

(10)
Payable in a lump sum in February 2023. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms. See column (c) in 2022 Nonqualified Deferred Compensation Table.

(11)
Payable in an immediate lump sum following separation. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms. See column (c) in 2022 Nonqualified Deferred Compensation Table.

Pay Versus Performance
Year (a)	Summary Compensation Total for the Principal Executive Officer (“PEO”)		Compensation Actually Paid to the PEO		Summary Compensation Total for the Principal Executive Officer (“PEO”)		Compensation Actually Paid to the PEO		Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEO”s)		Average Compensation Actually Paid to Non-PEO NEOs		Value of Initial Fixed $100 Investment Based on:
													Total Shareholder Return	Peer Group Total Shareholder Return		Net Income (in $M)		IBM Revenue (in $M)
	(b)	(1)	(c)	(1)(7)	(b)	(2)	(c)	(2)(7)	(d)	(3)	(e)	(3)(7)	(f)	(g)	(4)	(h)	(5)	(i)	(6)
2022	$16,580,075		$23,935,007		N/A		N/A		$8,318,193		$10,496,901		$128	$115		$1,639		$60,530
2021	17,550,959		23,798,901		N/A		N/A		8,706,301		9,116,435		115	179		5,743		57,350
2020	17,009,682		13,997,217		$21,062,593		$15,778,831		12,913,982		10,795,062		99	132		5,590		55,179

(1)
Mr. Krishna was the PEO for all three years in the table. Amounts deducted from the Summary Compensation Table (“SCT”) total to calculate Compensation Actually Paid (“CAP”) to the PEO for the years 2022, 2021 and 2020, respectively, include ($10,961,337), ($12,605,507), and ($13,159,118) for the date of grant fair value of stock awards and stock options, as well as ($42,806) for the Change in Retention Plan Value in 2020. Amounts added to (or subtracted from) the SCT for the years 2022, 2021 and 2020, respectively also include: $14,225,360, $11,384,777 and $12,175,943 for the fair value of stock awards and stock options that were granted in the year and remain outstanding at the end of the year; $2,501,683, $5,024,645 and ($1,508,093) for the change in fair

662023 Notice of Annual Meeting & Proxy Statement   |   2022 Potential Payments Upon Termination Narrative

value of stock awards that were granted in prior years and still outstanding at the end of each respective year; and $1,589,226, 2,444,027 and ($478,392) for the change in fair value of stock awards that were granted in prior years and vested during each respective year.
(2)
Ms. Rometty was the PEO through April 5, 2020 (when she became Executive Chairman), and then retired from IBM on December 31, 2020. Amounts subtracted from the SCT total to calculate CAP to the PEO include ($12,728,348) for the date of grant fair value of stock awards in 2020, as well as ($1,600,931) for the changes in Pension and Retention Plan Values in 2020. Amounts added to (or subtracted from) the SCT for 2020 also include: $11,607,652 for the fair value of stock awards that were granted in the year and remain outstanding at the end of the year; ($1,509,067), for the change in fair value during the year of stock awards that were granted in prior years and still outstanding at the end of the year; and ($1,053,068) for the change in fair value of stock awards that were granted in prior years and vested during the year.

(3)
For 2021 and 2022, Mr. Kavanaugh, Mr. Cohn, Mr. Rosamilia and Ms. Browdy were the Non-PEO NEOs. For 2020, Mr. Kavanaugh, Ms. Browdy, Mr. James Whitehurst, and Dr. John Kelly were the Non-PEO NEOs. Amounts subtracted from the Average SCT total to calculate Average CAP to the Non-PEO NEOs for the years 2022, 2021 and 2020, respectively, include ($5,530,546), ($6,014,451), and ($10,018,860) for the average date of grant fair value of stock awards and stock options, as well as ($4,797) and ($175,943) for the average Changes in Pension and Retention Plan Values in 2022 and 2020 respectively. Amounts added to (or subtracted from) the Average SCT for the years 2022, 2021 and 2020, respectively also include: $7,177,407, $5,512,871 and $9,340,129 for the average fair value of stock awards and stock options that were granted in the year and remain outstanding at the end of the year; $487,843, 406,744 and ($752,872) for the average change in fair value of stock awards that were granted in prior years and still outstanding at the end of each respective year; $48,801, 504,970 and ($805,021) for the average change in fair value of stock awards that were granted in prior years and vested during each respective year; and in 2020, $293,646 for the average dollar value of dividends payable on stock awards during 2020 (related to Mr. Whitehurst’s Restricted Stock Awards assumed upon the acquisition of Red Hat).

(4)
Peer Group Total Shareholder return is calculated based on IBM’s Proxy Peer Group that was disclosed in the Compensation, Discussion & Analysis section of IBM’s Proxy Statement for each respective year shown in the table, weighted based on the Peer Group’s Market Capitalization as of December 31, 2019. As disclosed in IBM’s 2022 Proxy Statement, the Company updated its Peer Group in 2022 to increase the weighting of peers in the technology industry, reflect IBM’s increased orientation as a hybrid cloud and AI company, and align the 2022 Peer Group with the size and scope of IBM following the separation of Kyndryl on November 3, 2021. If IBM used the 2021 Peer Group in 2022, the cumulative Total Shareholder Return from 12/31/2019 to 12/31/2022 would have been $129 (compared to $115 for the current Peer Group).

(5)
Net Income in 2021 and 2020 includes the Managed Infrastructure business, which separated from IBM on November 3, 2021 as Kyndryl. Net Income from Continuing Operations, which would have excluded this business, would have been $4,712 million and $3,932 million for 2021 and 2020, respectively. Net Income in 2022 included a one-time, non-cash pension settlement charge of approximately $4.4 billion, net of tax.

(6)
IBM Revenue metric reflects Revenue from Continuing Operations to provide for consistent comparison before and after the separation of the Managed Infrastructure business as Kyndryl on November 3, 2021.

(7)
Fair value of stock awards and stock options included in Compensation Actually paid to the PEO and Average Compensation paid to the NEOs are calculated at the required measurement dates, consistent with the approach used to value the awards at the grant date as described in IBM’s Annual Report. Any changes to stock award fair values from the grant date (for current year grants) and from prior year-end (for prior year grants) are based on IBM’s updated stock price at the respective measurement dates (less the present value of foregone dividends), and updated performance metric scoring projections (if applicable). Changes to stock option fair values are based on the updated stock price at the respective measurement dates, in addition to an updated expected option term, volatility of the company’s stock over the updated expected option term, expected dividend yield, and risk-free rate assumptions. For 2022, the year-end stock option fair value increased meaningfully from the fair value on the grant date, primarily driven by an increase in IBM’s stock price and an increase in the risk-free interest rate to approximately 4% at year-end from approximately 2% on the grant date.
Relationship between Compensation Actually Paid disclosed in the Pay Versus Performance table, and other table elements
Compensation Actually Paid (“CAP”) to Mr. Krishna and cumulative total shareholder return were both higher in 2022 and 2021, relative to 2020. As there were no changes to Mr. Krishna’s base salary, target annual incentive, or target equity grant planned value since Mr. Krishna became CEO in April 2020, the increase in PEO CAP was largely the result of the increase in IBM’s stock price over that same time period. The average NEO CAP was relatively flat over the reported period, primarily because of the change in NEOs in 2021 compared to 2020.
The increase in IBM’s stock price that largely contributed to the increased PEO CAP also drove the increase in IBM’s Total Shareholder Return (“TSR”) in 2022 and in 2021. At the end of the three-year period, IBM’s cumulative TSR ended higher than the cumulative TSR of IBM’s 2022 Peer Group. While the TSR increased over the three-year period, the average NEO CAP was relatively flat for the reasons noted above.
IBM’s Revenue from Continuing Operations increased in 2022 and 2021 and was directionally aligned with PEO CAP for the reported period. Net Income also increased from 2020 to 2021, directionally in line with the PEO CAP. Net Income in 2022, which included a one-time non-cash pension settlement charge of $4.4 billion (net of tax), decreased in 2022. Without this charge, 2022 Net Income would have increased from 2021 to 2022 as well. Average NEO CAP was relatively flat for the reasons noted above.
Tabular List of IBM’s most important metrics that link Compensation Actually Paid to the PEO and other NEOs
We consider the list below to be IBM’s most important metrics that link compensation paid to our Named Executive Officers, as they are the key metrics that determine the payout of IBM’s Annual Incentive Plan and Performance Stock Units.
Revenue
Operating Cash Flow
Diversity
Operating EPS
Free Cash Flow
ROIC
2023 Notice of Annual Meeting & Proxy Statement   |   Pay Versus Performance 67

Report of the Audit Committee of the Board of Directors
The Audit Committee hereby reports as follows:
1.
Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with IBM’s management.

2.
The Audit Committee has discussed with IBM’s internal auditors and IBM’s independent registered public accounting firm the overall scope of, and plans for, their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, separately and together, with and without management present, to discuss IBM’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB).

3.
The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP (PwC) required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

4.
The Audit Committee has an established charter outlining the practices it follows. The charter is available on IBM’s website at http://www.ibm.com/investor/att/pdf/auditcomcharter.pdf.

5.
IBM’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, IBM’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type, and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, pursuant to authority delegated by the Audit Committee, the Audit Committee chair may approve engagements that are outside the scope of the services and fees approved by the Audit Committee, which are later presented to the Committee. For each category of proposed service, the independent registered public accounting firm is required to confirm that the provision of such services does not impair its independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

6.
Based on the review and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Board of Directors of IBM, and the Board has approved, that the audited financial statements be included in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the Securities and Exchange Commission.

P.R. Voser (chair)
D.N. Farr
M.J. Howard
F.W. McNabb III

682023 Notice of Annual Meeting & Proxy Statement   |   Report of the Audit Committee of the Board of Directors

Audit and Non-Audit Fees
Set forth below are the fees for services provided to IBM by its independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC) for the fiscal periods indicated.
(Dollars in millions)	2022	2021
Audit Fees	$48.9	$53.7
Audit Related Fees	21.3	48.8
Tax Fees	0.8	1.2
All Other Fees	0.6	0.7
Total	$71.6	$104.4
Description of Services
Audit Fees: comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of IBM’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.
Audit-Related Fees: comprise fees for services that are reasonably related to the performance of the audit or review of IBM’s financial statements, including the support of business acquisition and divestiture activities, independent assessments for service organization control reports, and audit and review of IBM’s retirement and other benefit-related programs. For 2022, these services included approximately $16 million for independent assessments for service organization control reports. For 2021, these services included approximately $28 million for independent assessments for service organization control reports and approximately $15 million associated with the spin-off of IBM’s managed infrastructure services business.
Tax Fees: comprise fees for tax compliance, tax planning and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. international tax matters; assistance with foreign income and withholding tax matters; assistance with sales tax, value-added tax and equivalent tax-related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.
All Other Fees: comprise fees primarily in connection with technical accounting and other software licenses, training services, certain benchmarking work, and other permissible advisory services, including general information services.

2023 Notice of Annual Meeting & Proxy Statement   |   Audit and Non-Audit Fees69

2. Ratification of Appointment of Independent Registered Public Accounting Firm
IBM’s Audit Committee is directly responsible for the appointment, compensation (including advance approval of audit and non-audit fees), retention and oversight of the independent registered public accounting firm that audits IBM’s consolidated financial statements and its internal controls over financial reporting. In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to be IBM’s auditors for the year 2023. With the endorsement of the Board of Directors, the Audit Committee believes that this selection is in the best interests of IBM and its stockholders and, therefore, recommends to stockholders that they ratify that appointment. PwC served in this capacity for the year 2022.
Independent Auditor Engagement
The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage a different independent auditor. Prior to the selection of the independent auditor, the Committee considers many factors, including:
•
PwC’s capability and expertise in addressing and advising on the breadth and complexity of IBM’s global operations;

•
PwC’s independence and tenure as IBM’s auditor;

•
PwC’s strong performance on the IBM audit, including the extent and quality of PwC’s communications with the Audit Committee and the results of an internal, worldwide survey of PwC’s service and quality;

•
Analysis of known litigation or regulatory proceedings involving PwC;

•
Public Company Accounting Oversight Board reports (PCAOB);

•
Appropriateness of PwC’s fees for audit and non-audit services; and

•
PwC’s reputation for integrity and competence in the fields of accounting and auditing.

Auditor Independence Controls
The Audit Committee and IBM management have robust policies and procedures in place to monitor and verify PwC’s independence from IBM on a continual basis. These policies and procedures include:
•
Private meetings between the Audit Committee and PwC throughout the year;

•
Annual evaluation by the Audit Committee;

•
Pre-approval by the Audit Committee of non-audit services;

•
Lead engagement partner rotation at least every 5 years; the Audit Committee selects a new lead audit engagement partner after a rigorous process, including candidate interviews;

•
Concurring audit partner rotation at least every 5 years;

•
Auxiliary engagement partner rotation at least every 7 years;

•
Hiring restrictions for PwC employees at IBM; and

•
Internal quality reviews by, or of, PwC, including the performance of procedures to monitor and assess PwC’s independence from its audit clients, as well as the results of peer reviews by other public accounting firms and PCAOB inspections.

Accountability to Stockholders
•
PwC’s representative will be present at the annual meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

Benefits of Long-Tenured Auditor
PwC has been the independent auditor of IBM since 1958. From 1923 until 1958, the independent auditors of IBM were firms that were ultimately acquired by PwC. The Audit Committee believes that having a long-tenured auditor is in the best interests of IBM and its stockholders in consideration of the following:
•
Institutional knowledge and deep expertise necessary for a large, multinational company with IBM’s breadth of global operations and business;

•
Higher audit quality developed through experience with more than 250 annual statutory audits in almost 100 countries; and

•
No onboarding or educating a new auditor, which would require a significant time commitment and expense, and distract from management’s focus on operational execution, financial reporting and internal controls.

THE IBM BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THIS PROPOSAL.
702023 Notice of Annual Meeting & Proxy Statement   |   Ratification of Appointment of Independent Registered Public Accounting Firm

3. Advisory Vote on Executive Compensation (Say on Pay)
IBM is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.
IBM delivered $60.5 billion in revenue and $10.4 billion cash from operations. Revenue growth at constant currency(1) accelerated, growing at 11.6% year-to-year, including approximately 4 points from incremental sales to Kyndryl. The Company’s portfolio mix reinforces our high value business model, with 73% of revenue coming from our higher growth businesses of Software and Consulting. Overall, about 50% of IBM’s revenue is recurring, with 65% of that recurring revenue coming from Software. The Company also returned $5.9 billion to stockholders through dividends, and ended the year with $8.8 billion in cash and marketable securities (up over $1 billion year-to-year).
These results reflect the significant actions we have taken to strategically position IBM for high-value, sustainable growth.
In 2022, we once again engaged in a robust program to gather investor feedback. IBM’s CEO and Chairman, and independent Lead Director, participated in this engagement along with members of IBM’s senior management. The Company offered to engage with investors representing more than 57% of the shares that voted on Say on Pay at the 2022 Annual Meeting. Through our discussions with investors and our formal Say on Pay vote results, investors reaffirmed their support for the Company’s compensation policies and programs, which focus on long-term financial performance that drives stockholder value.
In the context of investor feedback, pay decisions continued to be made based on our financial performance relative to our goals, while taking into consideration the significant reshaping of IBM’s portfolio as a hybrid cloud and AI Company.
The Company’s performance metrics that were revamped in 2021 to reinforce the strategic focus on sustainable revenue growth and strong cash generation were maintained for the 2022 Annual Incentive Program and the 2022-2024
Performance Share Unit program. In addition, beginning in 2022, stock options were introduced as part of the overall equity pay mix for IBM executives, to ensure a portion of their equity does not generate value unless IBM’s stock price increases.
IBM’s named executive officers are identified in the 2022 Summary Compensation Table, and pages 31-67 describe the compensation of these officers. In 2023, approximately 77% of target pay for the Chairman and CEO, and 73% of target pay for the other named executive officers, is at risk and subject to rigorous performance targets and stock price growth. The rigor of these targets is evident in the payouts.
For 2022 performance, the Board approved an annual incentive payment of $3.48 million for Mr. Krishna, which was 116% of target and in line with the Company annual incentive score. This award is based on Mr. Krishna’s personal leadership in optimizing the Company’s portfolio, accelerating IBM’s revenue growth; driving the ongoing improvement in IBM’s diverse leadership representation; industry-leading innovation and research in quantum computing and AI; and continued best in class employee engagement.
For the reasons expressed above and discussed in the Compensation Discussion and Analysis, the Executive Compensation and Management Resources Committee and the IBM Board of Directors believe that our compensation policies and programs are aligned with the interests of our stockholders and designed to reward for performance.
We are therefore requesting your nonbinding vote on the following resolution:
“Resolved, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the narrative discussion, is approved.”

(1)
Non-GAAP financial metric. See Appendix A for information on how we calculate this performance metric.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.
2023 Notice of Annual Meeting & Proxy Statement   |   Advisory Vote on Executive Compensation (Say on Pay)71

4. Advisory Vote Regarding the Frequency of the Advisory Vote on Executive Compensation
IBM is requesting your nonbinding vote on whether an advisory vote to approve the compensation of its named executive officers as disclosed in the Proxy Statement (Say on Pay) should take place every three years, every two years or every year.
Currently, a Say on Pay proposal is provided to IBM stockholders every year. Recognizing stockholder expectations and market practice, the Board believes that holding a Say on Pay vote every year is appropriate.
VOTING RECOMMENDATION
The IBM Board of Directors recommends that an advisory vote on Say on Pay be held every year.
THE IBM BOARD OF DIRECTORS RECOMMENDS THAT AN ADVISORY VOTE ON SAY ON PAY BE HELD EVERY YEAR.
Note: IBM is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on IBM or the Board, and it will not be construed as overruling any decision by IBM or the Board or creating or implying any change to, or additional, fiduciary duties for IBM or the Board.
722023 Notice of Annual Meeting & Proxy Statement   |   Advisory Vote Regarding the Frequency of the Advisory Vote on Executive Compensation

Stockholder Proposals
Some of the following stockholder proposals contain assertions about IBM that we believe are incorrect. We have not attempted to refute all of these inaccuracies.
Your Board of Directors opposes the following four proposals for the reasons stated after each proposal.
5. Stockholder Proposal to Have an Independent Board Chairman
Management has been advised that Kenneth Steiner, 14 Stoner Ave., Great Neck, NY 11021, the owner of at least 100 shares of IBM stock, intends to submit the following proposal at the meeting:
Proposal 5 — Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO as follows:
Whenever possible, the Chairman of the Board shall be an Independent Director.
The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board.
Although it is a best practice to adopt this policy soon this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.
This proposal topic won 52% support at Boeing and 54% support at Baxter International. Boeing then adopted this proposal topic in June 2020. The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and our company.
A lead director is thus no substitute for an independent board chairman. With the current CEO serving as Chair this means giving up a substantial check and balance safeguard that can only occur with an independent Board Chairman. A lead director cannot call a special shareholder meeting. A CEO/Chairman can overrule a lead director’s input.
A lead director can delegate many details of his lead director duties to management and then simply rubber-stamp it. Management has not explained how shareholders can be sure of what goes on in regard to lead director delegation.
Perhaps there should be a rule against a person who has been a CEO and a Chairman being named as Lead Director. Mr. Alex Gorsky, IBM Lead Director has years in the simultaneous positions of being a CEO and Chairman. Past and present holders of both roles would seem to have a special bond which is inconsistent with the oversight role of a Lead Director. There is clearly a need for a change because the IBM stock price was at $156 five years ago.
This proposal topic won 41% shareholder support at the 2021 IBM annual meeting. This 41% support could represent more than 51% support from the shares that have access to unbiased proxy voting advice. IBM management resistance to this proposal topic may be getting a free ride on the backs of small shareholders who do not have access to unbiased proxy voting advice. For a large company IBM seems to have a greater than usual percentage of small shareholders who do not have access to unbiased proxy voting advice.
The increased complexities of companies of more than $100 Billion in market capitalization, like IBM, demand that 2 persons fill the 2 most important jobs in the company — CEO and Chairman.
Please vote yes:
Independent Board Chairman — Proposal 5
2023 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 73

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
The Board’s flexibility to determine the appropriate Board leadership structure is essential.

One of the most important tasks undertaken by a board is to select the leadership of the board and the company. In order to execute this critical function most effectively and in the best interests of the stockholders, a board must maintain the flexibility to determine the appropriate leadership in light of the circumstances at a given time. Because one size does not fit all situations, your Board has altered its structure at various times in response to the particular circumstances at that time. For example, your Board split the Chairman and CEO roles during the last two CEO transitions to ensure a seamless and successful leadership transition. The transitions have served as a model for public company succession planning. Limiting the candidate pool as suggested by the proponent will inhibit the ability of the Board to exercise its fiduciary obligation to identify the best leadership for IBM.

The Company’s Lead Director role is robust and ensures effective independent oversight at all times.

An essential part of our current leadership structure is the independent Lead Director position. The Company’s Lead Director role is robust and ensures effective independent oversight at all times. After a rigorous review by the Directors and Corporate Governance Committee and the Board, the Lead Director is elected by the independent members of the Board on an annual basis. The Lead Director has the following robust and meaningful responsibilities serving to ensure a strong, independent, and active Board by enhancing the contributions of IBM’s independent directors. In particular, the Lead Director:
•
presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, which are held at every meeting of the Board;

•
serves as liaison between the Chairman and the independent directors;

•
approves information sent to the Board;

•
in collaboration with the Chairman, creates and approves meeting agendas for the Board;

•
approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•
has authority to call meetings of the independent directors; and

•
if requested by major stockholders, ensures that he or she is available, as necessary after discussions with the Chairman, for consultation and direct communication.

In addition to these core responsibilities, the Lead Director engages in other regular activities including:
•
one-on-one debriefs with the Chairman after each meeting;

•
spending time with senior management outside of Board meetings to ensure a deep understanding of the business and strategy of the Company;

•
occasionally attending meetings of each of the Board’s committees; and

•
overseeing the Board’s annual evaluation process, including conducting individual interviews with each IBM director and the Chairman.

IBM’s current leadership structure is optimal for the Company at this time.

The Directors and Corporate Governance Committee and the Board continuously evaluate the appropriate leadership structure for IBM. After its most recent review, in consideration of the strength of its independent Board and corporate governance practices, the full Board has determined that the existing board leadership structure of having a management director serve as Chairman, alongside a robust and independent Lead Director, best serves the needs of the Company and the stockholders at this time. Among other factors, the Board considered and evaluated:
•
the importance of consistent, unified leadership to execute and oversee the Company’s strategy;

•
the strength of Mr. Krishna’s vision for the Company and the quality of his leadership;

•
the strong and highly independent composition of the Board;

•
the views and feedback heard from our investors through our ongoing engagement program throughout the years expressing support for IBM’s leadership structure; and

•
the meaningful and robust responsibilities of the independent Lead Director, as discussed above.

The Board strongly believes that this current structure strikes the right balance of allowing our Chairman to promote a clear, unified vision for the Company’s strategy and to provide the leadership critical for effectively and efficiently implementing the actions needed to ensure strong performance over the long term, while ensuring robust, independent oversight by the Board and Lead Director.

742023 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

IBM’s strong, independent Board and commitment to good corporate governance adds further support to the Board leadership structure.

Continued enhancement of the Lead Director position is just one example of IBM’s ongoing commitment to strong corporate governance. Independent directors comprise over 90% of the Board and 100% of the Audit, Directors and Corporate Governance, and Executive Compensation and Management Resources Committees. After each regularly scheduled Board meeting, both the full Board and the independent directors of the Board meet in executive session, with the independent directors’ session chaired by the Lead Director.

In contrast to the exemplary performance and quality of the IBM Board over the years, the proponent provides no evidence demonstrating that the proposal would result in enhanced oversight, let alone increased value for IBM stockholders. Additionally, this proposal has been rejected by a majority of stockholder votes each time it has been voted on by IBM stockholders, most recently last year. In light of this lack of empirical support, IBM’s strong and independent Board, the Lead Director’s robust responsibilities and, most importantly, the support of our structure by our stockholders, this stockholder proposal is both inappropriate and unnecessary.

We believe that stockholders benefit when the Board can select the best candidates to run IBM at a given time.
THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
2023 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 75

6. Stockholder Proposal Requesting a Public Report on Lobbying Activities
Management has been advised that John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the owner of at least 25 shares of IBM stock, intends to submit the following proposal at the meeting:
Proposal 6 — Transparency in Lobbying
Whereas, full disclosure of IBM’s lobbying activities and expenditures to assess whether IBM’s lobbying is consistent with IBM’s expressed goals and stockholder interests.
Resolved, the stockholders of IBM request the preparation of a report, updated annually, disclosing:
1.
Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.
Payments by IBM used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.
Description of management’s decision-making process and the Board’s oversight for making payments described above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which IBM is a member.
Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.
The report shall be presented to the Audit Committee and posted on IBM’s website.
Supporting Statement
IBM spent $61 million from 2010-2021 on federal lobbying. This does not include state lobbying expenditures, where IBM lobbied in at least 20 states in 2021 and spent over $810,000 on lobbying in California from 2010-2021. IBM also lobbies abroad, spending between €1,750,000 — 1,999,999 on lobbying in Europe for 2021.
Companies can give unlimited amounts to third party groups that spend millions on lobbying and often undisclosed grassroots activity, and these groups may be spending “at least double what’s publicly reported.”1 IBM fails to disclose its third-party payments to trade associations and social welfare organizations, or the amounts used for lobbying to stockholders.
IBM belongs to the Business Roundtable, and US Chamber Commerce, which together have spent over $2.1 billion on federal lobbying since 1998. And while IBM does not belong to the controversial American Legislative Exchange Council, which is attacking “woke capitalism,”2 it is represented by its trade association, with the Chamber sitting on its Private Enterprise Advisory Council.
IBM’s lack of disclosure presents reputational risk when its lobbying contradicts company public positions. IBM believes in addressing climate change, yet the Business Roundtable lobbied against the Inflation Reduction Act3 and the Chamber opposed the Paris climate accord. IBM is committed to diversity and inclusion, yet the Chamber lobbied against protecting voting rights.4
And while IBM has attracted scrutiny for avoiding federal income taxes,5 the Business Roundtable has lobbied against raising coproate taxes to fund health care, education and safety net programs.6 Reputational damage stemming from these misalignments could harm stockholder value. Thus, I urge IBM to expand its lobbying disclosure.
1
https://theintercept.com/2019/08/06/business-group-spending-on-lobbying-in-washington-is-at-least-double-whats-publicly-reported/.

2
https://www.exposedbycmd.org/2022/07/27/abandoning-free-market-and-libertv-principles-alec-takes-on-woke-capitalism-bodily-autonomy-and-more-
at-its-annual-meeting/.

3
https://www.theguardian.com/environment/2022/aug/19/top-us-business-lobby-group-climate-action-business-roundtable.

4
https://www.cnn.com/2021/04/21/business/voting-rights-chamber-of-commerce/index.html.

5
https://www.aljazeera.com/opinions/2021/6/30/what-to-make-of-the-historic-g7-tax-deal; https://itep.org/corporate-tax-avoidance-in-the-first-year-of-the-trump-tax-law/.

6
https://www.washingtonpost.com/us-policy/2021/08/31/business-lobbying-democrats-reconciliation/.

762023 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

This proposal does not properly consider IBM’s well-known disclosures, policies and practices in this area, or the consistent independent third-party recognition of IBM as a leader in lobbying and political spending disclosure. Accordingly, the Board recommends against this Proposal since it is unnecessary and therefore not in the best interests of the Company and its stockholders.

Independent Third Parties Consistently Recognize IBM as a Leader in Lobbying and Political Spending Disclosure

IBM consistently receives high ratings from independent analysts of corporate practices on lobbying and political spending, including the Center for Political Accountability and Transparency International UK. In fact, the Center for Political Accountability’s 2022 Report on Corporate Political Disclosure and Accountability gave IBM a score of 98.6 out of 100, naming IBM as one of only 20 companies that fully prohibit the use of corporate assets to influence elections and as one of only 39 companies that prohibit both trade associations and non-profits from using Company contributions for election-related purposes.

IBM Already Provides the Disclosure Requested by This Proposal

This proposal requests disclosure of IBM’s policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications. It also requests disclosure of IBM’s lobbying activities and expenditures, including payments made by IBM for lobbying activities. IBM already provides the disclosure requested on the Company’s public policy website (https://admin.blogs.pre.ibm.event.ibm.com/policy/philosophy-governance/). Further, on IBM’s public policy website the Company provides direct links to where it regularly files periodic reports with the Secretary of the U.S. Senate and the Clerk of the U.S. House of Representatives detailing its U.S. federal lobbying activities and expenditures (including expenditures for “indirect lobbying” via trade associations, as required by law), as well as with the European Union Transparency Register detailing its lobbying activities and expenditures with European Union institutions. Further, IBM files reports with state and municipal governments, where required.

Finally, this proposal requests a description of management’s decision-making process and the Board’s oversight of lobbying activities and expenditures. The Company provides this information on IBM’s public policy website. IBM has established clear oversight over such activities and expenditures through numerous written corporate policies, instructions, and guidelines, all of which are available on IBM’s public policy website.

To be clear, IBM’s public policy advocacy spans a range of issues relevant to our business, clients, stockholders, employees, communities and other stakeholders. We engage leaders worldwide to promote ideas that can help spur growth and innovation with new technologies, or address societal changes, such as building a skilled and diverse workforce. IBM has always been committed to meaningful management, oversight, and accurate reporting with respect to our public policy engagement, including with respect to trade associations, and we consistently seek to provide our stockholders with relevant data regarding our public policy engagement.

IBM Does Not Make Political Contributions of Any Kind

We have a long-standing policy not to make contributions of any kind (money, employee time, goods or services), directly or indirectly, to political parties or candidates, including through intermediary organizations, such as political action committees, campaign funds, or trade or industry associations.

IBM’s Lobbying Activities Support Growth and Innovation in the Digital Economy and Comply with All Applicable Laws

All IBM lobbying activities, including by third parties on behalf of IBM, require the prior approval of the IBM Office of Government and Regulatory Affairs — a globally integrated function providing public policy and government relations expertise in support of IBM’s business operations worldwide — and must comply with applicable law and IBM’s Business Conduct Guidelines. IBM also complies fully with U.S. state and local lobbying disclosure laws, which vary by jurisdiction, but which do, in most cases, require lobbyists to register and disclose their lobbying activities.

IBM Prohibits Trade Associations from Using IBM Funds to Engage in Political Expenditures

IBM joins trade and industry associations that add value to IBM, its stockholders and employees. Although IBM works to make our voice heard, there may be occasions where our views on an issue differ from those of a particular association. On these occasions, IBM regularly shares its dissenting views within its trade associations and, when helpful to the policy debate, in public fora. We perform comprehensive due diligence on all of our trade associations to confirm they are reputable and have no history of malfeasance. Company policy prohibits them from using any IBM funds to engage in political expenditures, and we implement robust procedures to ensure they comply.

2023 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 77

The Board and Management Exercise Strong Oversight of Public Policy Efforts

As part of the Board’s oversight function, the Company’s management periodically reports to its Board about IBM’s policies and practices in connection with governmental relations, public policy and related expenditures. IBM’s senior management, under the leadership of IBM Government and Regulatory Affairs, closely monitors and coordinates all public policy advocacy efforts, as well as lobbying activities.

Conclusion
For the reasons described above, the Board believes the adoption of this proposal is unnecessary and therefore not in the best interests of the Company and its stockholders.
THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
782023 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

7. Stockholder Proposal Requesting a Public Report on Congruency in China Business Operations and ESG Activities
Management has been advised that National Center for Public Policy Research, 2005 Massachusetts Ave. NW, Washington, DC 20036, the owner of at least 35 shares of IBM stock, intends to submit the following proposal at the meeting:
Congruency Proposal
Resolved: Shareholders request that the Board of Directors commission and publish a third-party review within the next year (at reasonable cost, omitting proprietary information) of whether the Company’s activities and expenditures related to doing business in China align with its ESG commitments, including its Human Rights Statement of Principles. The Board of Directors should report on how it addresses the risks presented by any misaligned activities and expenditures and the Company’s plans, if any, to mitigate these risks, such as detailing its plans to shift these activities and expenditures to less repressive and hostile regimes.
Supporting Statement: IBM’s 2021 ESG report touts its alleged environmental and ethical impacts.1 It advertises the company’s goals of reducing pollution and reaching net-zero greenhouse gas emissions by 2030, as well as policies and practices that it says prioritize qualities such as ethics and accountability.2 The ESG report also highlights the company’s commitment to human rights and its Human Rights Statement of Principles.3
But nothing about doing business in China, which is controlled by the dictatorial and inhumane Chinese Communist Party (CCP), does anything to further these ideals.
For starters, China is the world’s largest emitter of greenhouse gases, emitting more greenhouse gases than the entire U.S. and the developed world combined.4 Exceeding more than 27 percent of the world’s total global emissions, China’s emissions have more than tripled over the last three decades.5
Furthermore, the Chinese government has an abhorrent human rights record. Its abuses against the Uyghurs and other ethnic minorities in Xinjiang has sparked outrage, as evidence of forced labor programs, forced sterilizations, and torture at the hands of the CCP are undeniable.6 Chinese authorities also amplify the magnitude of trafficking crimes in the country by perpetrating genocide and using emerging technologies to carry out discriminatory surveillance and ethno-racial profiling measures designed to subjugate and exploit minority populations.7
This poor human rights record makes China’s increasingly aggressive stance toward Taiwan even more alaiming, as it makes claims of sovereignty over the island. It has recently sent warplanes towards the territory’s air defense zone, and has called for Taiwan’s “reunification” with China, stoking fears and geopolitical instability.8
IBM nonetheless conducts a significant amount of business in China. In fact, according to reports, IBM facilitates the Chinese regime’s mass surveillance against its own citizens.9 Indeed, IBM conducts business in China despite it leading the world in greenhouse gas emissions and committing genocide against ethnic minorities — actions that run directly counter to everything that IBM’s ESG report says the company stands for. As such, it is critical that the Board commission and publish a third-party review that includes experts who are fully aware of the dangers that China poses to the U.S. and its allies around the world, including its military-civil fusion strategy10 and environmental and human rights abuses, to ensure that IBM’s actions as a company live up to its words.
1
https://www.ibm.com/impact/files/reports-policies/2021/IBM_2021_ESG_Report.pdf

2
Id.

3
https://www.ibm.com/ibm/responsibility/ibm_humanrightsprinciples.html

4
https://www.cnbc.com/2021/11/01/india-targets-2070-for-net-zero-emissions-china-makes-no-new commitments.html; https://www.cnbc.com/2021/05/06/chinas-greenhouse-gas-emissions-exceed-us-developed-world-report.html; https://rhg.com/research/chinas-emissions-surpass-developed-countries/

5
https://www.cnbc.com/2021/05/06/chinas-greenhouse-gas-emissions-exceed-us-developed-world-report.html; https://rhg.com/research/chinas-emissions-surpass-developed-countries/

6
https://www.state.gov/forced-labor-in-chinas-xinjiang-region/; https://www.bbc.com/news/world-asia-china-59595952; https://www.state.gov/wp-content/uploads/2022/07/Forced-Labor-The-Hidden-Cost-of-Chinas-Belt-and-Road-Initiative.pdf

7
https://www.state.gov/wp-content/uploads/2022/08/22-00757-TIP-REPORT_072822-inaccessible.pdf

8
https://www.foxnews.com/politics/chinese-aggression-taiwan-testing-us-resolve-afghanistan-withdrawal-experts; https://www.npr.org/2021/10/09/1044714406/xi-jinping-china-taiwan-peaceful-reunification; https://abcnews.go.com/lnternational/wireStory/taiwans-tsai-backing-chinese-aggression-92041196

9
https://www.top1Ovpn.com/research/huawei-china-surveillance-state/; https://theintercept.com/2019/07/11/china-surveillance-google-ibm-semptian/

10
https://www.state.gov/wp-content/uploads/2020/05/What-is-MCF-One-Pager.pdf

2023 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 79

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
The Board believes adoption of this proposal is unnecessary and would not provide additional useful information to the Company’s stockholders.

IBM adheres to the law across all of the countries where we do business, including government controls on the export and use of certain technologies. Further, IBM complies with all laws related to human rights and forced labor, including the US Uyghur Forced Labor Prevention Act and similar rules proposed by the European Commission.

Globally, IBM practices the highest level of social, environmental and ethical responsibility in our global supply chains and we expect the same level of due diligence from our suppliers. The company was a founding member of the Responsible Business Alliance (RBA), a nonprofit industry group that helps its members continuously develop and executive the highest level of ethical standards in global supply chains.

IBM requires our first-tier suppliers of hardware, software, and services to adhere to the RBA Code of Conduct, which contains provisions on labor, health and safety, environmental requirements, ethics, and management systems. We apply the same requirement across IBM’s own operations. And our suppliers must establish goals, disclose results, cascade IBM’s requirements to their next-tier suppliers, and more.

In addition to the above, IBM has robust processes in place to ensure that our technology is not used in ways that would conflict with our values, our commitment to uphold basic human rights and freedoms, and our long-standing focus on responsible stewardship of powerful innovations. These robust processes are underpinned by our longstanding values relating to ethics and responsible business practices as well as our Principles for Trust and Transparency and include:
•
Annual employee certification to the IBM Business Conduct Guidelines;

•
IBM’s AI Ethics Board, which supports a centralized governance, review, and decision-making process for IBM ethics policies, practices, communications, research, products and services; and

•
Technology ethics training programs provided to IBM business partners.

In conclusion, we see no conflict between IBM’s business activities in China, which accounts for only a small fraction of IBM’s total global revenue, and our commitments to corporate responsibility.
Conclusion
For the reasons described above, the Board believes the adoption of this proposal is unnecessary and not in the best interests of the Company and its stockholders.
THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
802023 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

8. Stockholder Proposal Requesting a Public Report on Harassment and Discrimination Prevention Efforts
Management has been advised that Jay Stanley Weisfeld Trust, P.O. Box 158, Rochester, VT 05767, the owner of at least 150 shares of IBM stock, intends to submit the following proposal at the meeting:
Independent review of effectiveness of company efforts
to prevent harassment and discrimination
Whereas:
Concerns have been raised about International Business Machines’ (“IBM”) workplace practices. These have included gender, race and age discrimination allegations.
Given the severity of the allegations, investors and other stakeholders may have reduced confidence in the Company’s statements that “IBM has been a leader in corporate diversity and inclusion for decades and is deeply committed to fostering a healthy, safe, and productive work environment for all lBMers.”1
Indicating a possible discomfort with the Company’s use of concealment clauses, 64.7 percent of IBM’s investors supported a 2022 shareholder resolution which requested that IBM’s Board of Directors release a public report assessing the potential risks to the Company associated with its use of concealment clauses in the context of harassment, discrimination and other unlawful acts”.2 Concealment clauses are defined as employment or post-employment agreements, such as arbitration or non-disclosure agreements, that IBM asks employees or contractors to sign which would limit their ability to discuss unlawful acts in the workplace, including harassment and discrimination.
IBM utilizes concealment clauses within a patchwork of state and federal laws. In September 2022, the U.S. Senate unanimously passed “The Speak Out Act” which would limit non-disclosure agreements when sexual harassment is claimed.3 California and Washington already prohibit agreements that prevent employees from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination.
Given that IBM continues to use concealment clauses “in settlements of lawsuits, or as part of voluntarily agreed exit agreements,”4 shareholders are unable to assess the breadth of discrimination and related risks within the Company. This practice is not used by Alphabet5, Apple6, Microsoft7, or Salesforce8, among others.
Resolved:
Shareholders request the Board of Directors commission an independent review of the effectiveness and outcomes of the Company’s efforts to prevent harassment and discrimination against its protected classes of employees, and issue a public report summarizing the findings.
Supporting Statement:
In its discretion, the Board may wish to consider including in the report disclosures such as:
•
the total number and aggregate costs associated with disputes settled by the Company related to harassment or discrimination in the previous three years;

•
the total number of pending harassment or discrimination complaints the Company is seeking to resolve through internal processes, arbitration or litigation;

•
the total number and aggregate costs associated with contracts that include exit or other agreements where concealment clauses that restrict discussions of harassment or discrimination are present,

•
an estimate of the number of claims which may be made public, should existing non-disclosure or arbitration agreements be made null by changing legislation.

The report should not include the names or details of settlements without consent and should be prepared at a reasonable cost and omit any information that is proprietary, privileged, or violative of contractual obligations.
1
https://sec.report/Document/0001104659-22-031075/

2
https://www.sec.gov/ix?doc=/Archives/edgar/data/0000051143/000110465922053570/tm2213945d1_8k.htm

3
https://spectrumnews1.com/oh/cincinnati/news/2022/10/03/u-s--senate-passes-bill-limiting-ndas

4
https://sec.report/Document/0001104659-22-031075/

5
https://www.sec.gov/Archives/edgar/data/1652044/000130817922000262/lgoog2022_def14a.htm

6
https://www.sec.gov/Archives/edgar/data/320193/000119312522003583/d222670ddef14a.htm

7
https://blogs.microsoft.com/on-the-issues/2022/06/08/microsoft-announces-four-new-employee-workforce-initiatives/

8
https://www.salesforce.com/news/stories/salesforce-extends-workplace-protections-in-ca-sb331-bill-to-all-u-s-employees/

2023 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 81

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
The Board has considered this proposal and determined that it is unnecessary and would not provide additional useful information to the Company’s stockholders.
IBM Has Already Issued a Report Responsive to the Concerns of This Proposal

Proponent asserts that “shareholders are unable to assess the breadth of discrimination and related risks within the Company” because IBM uses “concealment clauses.” The same proponent submitted Stockholder Proposal 6 at IBM’s 2022 Annual Meeting of Stockholders requesting a report assessing the potential risks to IBM from the use of concealment clauses in the context of harassment, discrimination and other unlawful acts. That proposal passed and consistent with the Company’s history, IBM committed to publishing a responsive report.

However, the proponent submitted this new stockholder proposal for IBM’s 2023 Annual Meeting of Stockholders before IBM completed its internal risk assessment and published its report.

IBM has since published a robust public report describing that: (1) IBM has clear policies, procedures and practices to protect and support IBMers; (2) IBM does not require concealment clauses and IBMers are free to discuss the terms and conditions of their employment; and (3) IBM has strong Board oversight of risk related to harassment, discrimination, and other unlawful acts.

As such, the limited use of such provisions does not pose an inappropriate risk to the Company and any risk is balanced with IBM’s culture of transparency and inclusiveness, as well as its deep commitment to fostering a healthy, safe and productive work environment for all IBMers.

IBM Has Clear Policies, Procedures, and Practices in Place to Protect and Support IBMers
•
IBM has a rich history of leadership in diversity and inclusion

•
IBM does not tolerate discrimination or harassment and has clear policies, procedures and practices relating to the prevention of harassment or bullying in the workplace

•
IBM does have extensive training, including mandatory training and recertification on Business Conduct Guidelines, anti-discrimination and anti-harassment

•
IBM does foster an inclusive workplace, where IBMers are supported by Allyship resources and over 200 Business Resource Groups globally

•
IBM does have clear communication channels where employees may understand their options, discuss concerns, and take action

•
IBM does promptly and thoroughly review all reports of unlawful or unethical conduct, including non-inclusive behavior

•
IBM does not tolerate threats or acts of retaliation against employees for reporting non-inclusive behavior

IBM Does Not Require Concealment Clauses and IBMers are Free to Discuss the Terms and Conditions of their Employment
•
IBM does not require employees to agree to arbitration as a condition of employment in the U.S.

•
IBM does not preclude IBMers from discussing the terms and conditions of their employment or their own experiences with non-inclusive behavior

•
IBM uses confidentiality provisions in post-employment agreements in limited circumstances only where mutually agreed by the parties and legally permitted

•
IBM does not prevent IBMers from filing claims with or participating in investigations conducted by the Equal Employment Opportunity Commission or otherwise reporting to a government agency

IBM has Strong Board Oversight of Risk Related to Harassment, Discrimination, and Other Unlawful Acts
•
The Executive Compensation and Management Resources Committee of the IBM Board of Directors oversees IBM’s human capital management and diversity and inclusion programs

•
The Directors and Corporate Governance Committee of the IBM Board of Directors reviews and considers IBM’s position and practices on significant public policy issues

•
The Audit Committee of the IBM Board of Directors oversees implementation of and compliance with the Business Conduct Guidelines through employee education and certification. The Audit Committee also receives and discusses reports from IBM’s Chief Trust and Compliance Officer relating to investigations, including any trends on employment-related matters such as harassment and discrimination

•
Employees may directly contact IBM’s independent directors through email or mail with concerns

822023 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

Conclusion

For the reasons described above, the Board has determined that the proposal is unnecessary and would not provide additional useful information to the Company’s stockholders. Therefore, the Board believes adoption of this proposal is not in the best interests of the Company and its stockholders.

THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
2023 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 83

Frequently Asked Questions
1.
What is a “stockholder of record”?

A stockholder of record or registered stockholder (record owner) is a stockholder whose ownership of IBM common stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold IBM stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the record owner of your shares is usually your bank, broker or other intermediary. If you are not a record owner, please understand that IBM does not know that you are a stockholder, or how many shares you own.
2.
I want to attend the 2023 Annual Meeting. What procedures must I follow?

The Annual Meeting will be conducted virtually. All stockholders will be able to attend the Annual Meeting via webcast by entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials at www.virtualshareholdermeeting.com/IBM2023 (Annual Meeting Website). If you do not have a control number, you will be able to register as a guest; however, you will not be able to vote or submit questions before or during the meeting.
No recording of the Annual Meeting is allowed, including audio and video recording.
3.
What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting Website log-in page.
4.
Are there rules of conduct for the Annual Meeting?

Yes, the rules of conduct for the Annual Meeting will be available on the Annual Meeting Website on the date of the Annual Meeting. The rules of conduct will provide information on regarding the rules and procedures for participating in the Annual Meeting.
5.
What is the “record date” for the Annual Meeting?

February 24, 2023.
6.
Which IBM shares will be entitled to vote at the Annual Meeting?

IBM’s common stock ($0.20 par value capital stock) is the only class of security entitled to vote at the Annual Meeting. Each record owner and each stockholder who holds stock in street name at the close of business as of the record date is entitled to one vote for each share held at the meeting, or any adjournment or postponement.
7.
Which IBM shares are included in the proxy card?

For record owners: The proxy card covers the number of shares to be voted in your account as of the record date, including any shares held for participants in the Computershare CIP (the Direct Stock Purchase and Dividend Reinvestment Plan) and the IBM Employees Stock Purchase Plans.
For stockholders who are participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: The card serves as a voting instruction to the Trustee of the plan for IBM shares held in the IBM Stock Fund as of the record date.
For holders in street name: You will receive a voting instruction form directly from your bank, broker or other intermediary containing instructions on how you can direct your record holder to vote your shares. Contact your bank, broker or other intermediary if you have any questions regarding your IBM stock holdings as of the record date.
8.
May I vote my shares in person at the Annual Meeting?

Yes. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the meeting. To vote during the Annual Meeting, log into the Annual Meeting Website with your 16-digit control number (found on your Notice of Internet Availability of Proxy Materials, your proxy card, or your instructions that accompanied your proxy materials).
9.
Can I vote my shares without attending the Annual Meeting?

Yes. Whether or not you attend the meeting, we encourage you to vote your shares promptly.
For record owners: Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by checking the appropriate boxes on the proxy card. Shares will be voted following your written instructions. However, it is not necessary to check any boxes if you wish to vote in accordance with the Board of Directors’ recommendations; in that case, merely sign, date, and return the proxy card in the enclosed envelope, or if you received Notice of Internet Availability of Proxy Materials, follow the instructions on how to access the proxy materials and vote online.
You can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures that have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the proxy card.
For participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: In order to have the Trustee vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by 11:59 p.m. EDT on April 23, 2023, or otherwise ensure that your card is signed, returned, and received by such time and date. If instructions are not received over the Internet or by telephone by 11:59 p.m. EDT on April 23, 2023, or if the signed card is not returned and received by such time and date, the IBM shares in the IBM Stock Fund under the IBM 401(k) Plus Plan will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions, provided the Trustee determines such vote is consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.
For holders in street name: If you are not voting your shares in person at the Annual Meeting, you must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

842023 Notice of Annual Meeting & Proxy Statement   |   Frequently Asked Questions

10.
May I change or revoke my proxy?

For record owners: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later-dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of IBM.
For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.
11.
How can I contact IBM’s transfer agent?

Contact our transfer agent either by writing Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephoning 888-IBM-6700 (outside the United States, Canada, and Puerto Rico 781-575-2727).
12.
Other than the items in the proxy statement, what other items of business will be addressed at the Annual Meeting?

Management knows of no other matters that may be properly presented at the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the proxy card are also authorized to vote upon those matters utilizing their own discretion.
13.
During the question period at the Annual Meeting, what topics will be discussed?

This part of the meeting is for stockholders to ask questions to the Chairman about Company matters. It is not the appropriate forum to raise personal grievances.
14.
How can I ask questions during the Annual Meeting?

Stockholders of record may submit questions either before (by going to www.proxyvote.com) or during the meeting (by going to the Annual Meeting Website) and logging in using your 16-digit control number and following the instructions to submit a question. Additionally, each year IBM provides a portal through which stockholders may submit questions in advance of the Annual Meeting. To submit a question via the IBM portal, please visit https://www.ibm.com/investor/services/annual-meeting-of-stockholders.
If you do not have a control number, you will be able to register for the Annual Meeting as a guest; however, you will not be able to vote or submit questions on the Annual Meeting Website before or during the meeting.
15.
Who tabulates the votes?

Votes are counted by employees of Broadridge Corporate Issuer Solutions, Inc., IBM’s tabulator, and certified by the Inspectors of Election (who are employees of First Coast Results, Inc.).
16.
I understand that a “quorum” of stockholders is required in order for IBM to transact business at the Annual Meeting. What constitutes a quorum?

A majority of all “outstanding” shares of common stock having voting power, in person or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the meeting.
17.
How many shares of IBM stock are “outstanding”?

As of February 10, 2023, there were 907,105,611 shares of common stock outstanding and entitled to be voted.
18.
What is the voting requirement for electing IBM’s directors?

To be elected in an uncontested election, each director must receive a majority of the votes cast. In a contested election, a nominee receiving a plurality of the votes cast at such election shall be elected.
19.
What is “broker discretionary voting”?

This refers to the NYSE rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers. The NYSE rules on broker discretionary voting prohibit banks, brokers, and other intermediaries from voting uninstructed shares on certain matters, including the election of directors. Therefore, if you hold your stock in street name and you do not instruct your bank, broker or other intermediary how to vote in the election of directors, no votes will be cast on your behalf. It is important that you cast your vote.
20.
Are abstentions and broker non-votes counted as votes cast?

No. Under the laws of New York State, IBM’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered “votes cast” based on current New York State law requirements and IBM’s certificate of incorporation and by-laws.
21.
Assuming there is a proper quorum of shares represented at the Annual Meeting, how many shares are required to approve the proposals being voted upon in this proxy statement?

The table below reflects the vote required in accordance with the laws of New York State:
Proposal	Vote Required	Do abstentions count as votes cast?	Is broker discretionary voting allowed?
Election of Directors	Majority of votes cast	No	No
Ratification of Appointment of PricewaterhouseCoopers LLP	Majority of votes cast	No	Yes
Advisory Vote on Executive Compensation*	Majority of votes cast	No	No
Frequency of the Advisory Vote on Executive Compensation*	Majority of votes cast	No	No
Stockholder Proposals*	Majority of votes cast	No	No

*
Advisory and non-binding

22.
Where can I find the voting results of the Annual Meeting?

IBM intends to publish the final voting results on its website and will disclose the final voting results on a Form 8-K shortly after the Annual Meeting.
23.
Will my votes be confidential?

Yes. All stockholder meeting proxies, ballots, and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

2023 Notice of Annual Meeting & Proxy Statement   |   Frequently Asked Questions 85

24.
I received my proxy materials in hard copy. How may I arrange to receive them electronically?

To enroll for electronic delivery, go to our Investor Relations website at https://www.ibm.com/investor/help/consent-for-materials-online and follow the instructions to enroll.
25.
How do I submit a proposal for inclusion in IBM’s 2024 proxy materials?

Stockholder proposals may be submitted for IBM’s 2024 proxy materials after the 2023 Annual Meeting and must be received at our corporate headquarters no later than November 7, 2023. Proposals should be sent via registered, certified or express mail to: Office of the Secretary, International Business Machines Corporation, 1 New Orchard Road, Mail Drop 301, Armonk, NY 10504.
Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of IBM and stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the Proxy Statement. Examples of stockholder proposals and suggestions that have been adopted over the years include stockholder ratification of the appointment of an independent registered public accounting firm, improved procedures involving dividend checks and stockholder publications, and changes or additions to the proxy materials concerning matters like abstentions from voting, appointment of alternative proxy, inclusion of a table of contents, proponent disclosure and secrecy of stockholder voting.
26.
How do I submit an item of business for the 2024 Annual Meeting?

Stockholders who intend to present an item of business at the 2024 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in IBM’s Proxy Statement), including nominations for election to the Board of Directors pursuant to the Company’s proxy access by-law provision, must provide notice of such business to IBM’s Secretary no earlier than October 8, 2023 and no later than November 7, 2023, as set forth more fully in, and in compliance with, IBM’s by-laws. In addition, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide the additional information required by Rule 14a-19 under the Securities Exchange Act of 1934 by no later than February 25, 2024.
27.
I did not receive a copy of the Annual Report. How can I get one?

Stockholders of record who did not receive an IBM Annual Report or who previously elected not to receive one for a specific account may request that IBM mail its Annual Report to that account by writing to our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 11 above). If you are not a stockholder of record and did not receive an Annual Report from your bank, broker or other intermediary, you must contact your bank, broker or other intermediary directly.
28.
What is “householding” and does IBM do this?

Householding is a procedure approved by the SEC under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of a company’s proxy statement and annual report from a company, bank, broker or other intermediary, unless one or more of these stockholders notifies the company, bank, broker or other intermediary that they wish to continue to receive individual copies. At the present time, IBM does not “household” for any of our stockholders of record. However, as explained below, your bank, broker or other intermediary may be householding your account if you hold your shares in street name.
29.
If I am a holder in street name, how may I obtain a separate set of proxy materials?

If you hold shares in street name, your bank, broker or other intermediary may be delivering only one copy of our Proxy Statement and the IBM Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your bank, broker or other intermediary has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your bank, broker or other intermediary directly in order to receive a separate set of our proxy materials.
30.
Members of our household own IBM shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?

Yes. If you and others sharing a single address hold IBM shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.
31.
I received a notice of internet availability of proxy materials. What does this mean?

Consistent with common practice and in accordance with SEC rules, IBM is distributing proxy materials to some stockholders over the Internet by sending a Notice of Internet Availability of Proxy Materials that explains how to access our proxy materials and vote online. If you received a notice and would like a printed copy of the proxy materials (including the Annual Report, Proxy Statement and a proxy card in the case of record owners, or a voting instruction form in the case of stockholders holding shares in street name), please follow the instructions included in your notice.
32.
I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?

For record owners: We will deliver promptly, upon written or oral request, a separate copy of these proxy materials. Contact our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 11 above).
For holders in street name: You must contact your bank, broker or other intermediary to receive copies of these materials.
33.
Who is making this proxy solicitation and approximately how much will these solicitation activities cost?

Solicitation of proxies is being made by IBM through the mail, in person and by telecommunications. The cost of this solicitation will be borne by IBM. In addition, management has retained Innisfree M&A Incorporated, to assist in soliciting proxies for a fee of approximately $50,000, plus reasonable out-of-pocket expenses.
Frank Sedlarcik
Vice President and Secretary
March 6, 2023

862023 Notice of Annual Meeting & Proxy Statement   |   Frequently Asked Questions

Appendix A — Non-GAAP Financial Information and Reconciliations
The rationale for management’s use of non-GAAP information in the Compensation Discussion and Analysis and Proxy Statement is as follows:
Operating (non-GAAP) Earnings Per Share and Related Income Statement Items
In an effort to provide better transparency into the operational results of the business, supplementally, the company separates business results into operating and non-operating categories. Operating earnings from continuing operations is a non-GAAP measure that excludes the effects of certain acquisition-related charges, intangible asset amortization, expense resulting from basis differences on equity method investments, retirement-related costs, certain impacts from the Kyndryl separation and their related tax impacts. Due to the unique, non-recurring nature of the enactment of the U.S. Tax Cuts and Jobs Act (U.S. tax reform), the company characterizes the one-time provisional charge recorded in the fourth quarter of 2017 and adjustments to that charge as non-operating. Adjustments primarily include true-ups, accounting elections and any changes to regulations, laws, audit adjustments that affect the recorded one-time charge. Management characterizes direct and incremental charges incurred related to the Kyndryl separation as non-operating given their unique and non-recurring nature. These charges primarily relate to any net gains or losses on the Kyndryl common stock and the related cash-settled swap with a third-party financial institution, which are recorded in other (income) and expense in the Consolidated Income Statement. Kyndryl separation charges in 2021 also include applicable employee awards and tax impacts related to the separation. For acquisitions, operating (non-GAAP) earnings exclude the amortization of purchased intangible assets and acquisition-related charges such as in-process research and development, transaction costs, applicable retention, restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs. These charges are excluded as they may be inconsistent in amount and timing from period to period and are significantly impacted by the size, type and frequency of the company’s acquisitions. All other spending for acquired companies is included in both earnings from continuing operations and in operating (non-GAAP) earnings. For retirement-related costs, the company characterizes certain items as operating and others as non-operating, consistent with GAAP. The company includes defined benefit plan and nonpension postretirement benefit plan service costs, multi-employer plan costs and the cost of defined contribution plans in operating earnings. Non-operating retirement-related costs include defined benefit plan and nonpension postretirement benefit plan amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements including the one-time, non-cash, pre-tax settlement charge of $5.9 billion ($4.4 billion, net of tax) in the third quarter of 2022 and pension insolvency costs and other costs. Non-operating retirement-related costs are primarily related to changes in pension plan assets and liabilities which are tied to financial market performance, and the company considers these costs to be outside of the operational performance of the business.
Overall, the company believes that supplementally providing investors with a view of operating earnings as described above provides increased transparency and clarity into both the operational results of the business and the performance of the company’s pension plans; improves visibility to management decisions and their impacts on operational performance; enables better comparison to peer companies; and allows the company to provide a long-term strategic view of the business going forward. In addition, these non-GAAP measures provide a perspective consistent with areas of interest the company routinely receives from investors and analysts. The company’s reportable segment financial results reflect pre-tax operating earnings from continuing operations, consistent with the company’s management and measurement system.
Free Cash Flow/Operating Cash Flow
The company uses free cash flow as a measure to evaluate its operating results, plan stockholder return levels, strategic investments and assess its ability and need to incur and service debt. Free cash flow and operating cash flow are presented on a consolidated basis, including activity from discontinued operations. The entire free cash flow amount is not necessarily available for discretionary expenditures. The company defines consolidated free cash flow as consolidated net cash from operating activities less the change in Financing receivables and net capital expenditures, including the investment in software. A key objective of the Financing business is to generate strong returns on equity, and our Financing receivables are the basis for that growth. Accordingly, management considers Financing receivables as a profit-generating investment, not as working capital that should be minimized for efficiency. Therefore, management presents both free cash flow and net cash from operating activities that excludes the effect of Financing receivables. Free cash flow realization is calculated by dividing consolidated free cash flow over Operating (non-GAAP) net income.
Constant Currency
When the company refers to growth rates at constant currency or adjusts such growth rates for currency, it is done so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of its business performance. Financial results adjusted for currency are calculated by translating current period activity in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates.
2023 Notice of Annual Meeting & Proxy Statement   |   Appendix A — Non-GAAP Financial Information and Reconciliations87

Return on Invested Capital (ROIC)
For the 2020-2022 performance period, ROIC equals consolidated net operating profits after tax (consolidated GAAP net income plus after-tax interest expense) excluding the settlement charge resulting from the U.S. pension risk transfer, divided by the sum of the average debt and average total stockholders’ equity over the period, excluding goodwill associated with the Red Hat acquisition. In September 2022, IBM transferred $16 billion of its defined benefit pension obligations and related plan assets to two insurers. A non-cash settlement charge of $4.4 billion net of tax related to this transfer was excluded given its unique and non-recurring nature. Due to the significant nature of the Red Hat acquisition, the Company utilizes a computation of ROIC excluding goodwill associated with the acquisition. The goodwill that was generated is primarily attributable to the assembled workforce of Red Hat and the increased synergies expected to be achieved over time from the integration of Red Hat products into the Company’s various integrated solutions.
Key performance metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stockholders, including:
Annual Recurring Revenue (ARR)
ARR is a key performance metric management uses to assess the health and growth trajectory of the Hybrid Platform & Solutions business within IBM Software. ARR is calculated by estimating the current quarter’s recurring, committed value for certain types of active contracts as of the period-end date and then multiplying that value by four. This value is based on each arrangement’s contract value and start date, mitigating fluctuations during the contract term, and includes the following consumption models: (1) software subscription agreements, including committed term licenses, (2) as-a-service arrangements such as SaaS and PaaS (3) maintenance and support contracts, and (4) security managed services contracts. ARR should be viewed independently of revenue as this performance metric and its inputs may not represent the amount of revenue recognized in the period and therefore is not intended to represent current period revenue or revenue that will be recognized in future periods. ARR is calculated at estimated constant currency.
The tables below provide reconciliations of the Company’s income statement results as reported under GAAP to its operating earnings presentation, which is a non-GAAP measure.
($ in millions except per share amount) For the year ended December 31, 2022	GAAP	Acquisition- Related Adjustments	Retirement- Related	Tax Reform Impacts	Kyndryl Related Impacts	Operating (Non-GAAP)
			Adjustments*
Gross Profit	$32,687	$682	$—	$—	$—	$33,370
Gross Profit Margin	54.0%	1.1Pts	—Pts	—Pts	—Pts	55.1%
S,G&A	$18,609	$(1,080)	$—	$—	$—	$17,529
Other (Income) & Expense	5,803	(3)	(6,548)	—	(351)	(1,099)
Total Expense & Other (Income)	31,531	(1,083)	(6,548)	—	(351)	23,549
Pre-tax Income from Continuing Operations	1,156	1,765	6,548	—	351	9,821
Pre-tax Income Margin from Continuing Operations	1.9%	2.9Pts	10.8Pts	—Pts	0.6Pts	16.2%
Provision for/(benefit from) Income Taxes**	$(626)	$436	$1,615	$70	$—	$1,495
Effective Tax Rate	(54.2)%	14.2Pts	52.6Pts	0.7Pts	1.9Pts	15.2%
Income from Continuing Operations	$1,783	$1,329	$4,933	$(70)	$351	$8,326
Income Margin from Continuing Operations	2.9%	2.2Pts	8.1Pts	(0.1)Pts	0.6Pts	13.8%
Diluted Earnings Per Share: Continuing Operations	$1.95	$1.46	$5.41	$(0.08)	$0.38	$9.13

*
Includes a one-time, non-cash, pre-tax pension settlement charge of $5.9 billion ($4.4 billion after tax).

**
The tax impact on operating (non-GAAP) pre-tax income is calculated under the same accounting principles applied to the GAAP pre-tax income which employs an annual effective tax rate method to the results.

882023 Notice of Annual Meeting & Proxy Statement   |   Appendix A — Non-GAAP Financial Information and Reconciliations

($ in millions except per share amount) For the year ended December 31, 2021	GAAP	Acquisition- Related Adjustments	Retirement- Related Adjustments	Tax Reform Impacts	Kyndryl Related Impacts	Operating (Non-GAAP)
Gross Profit	$31,486	$719	$—	$—	$—	$32,205
Gross Profit Margin	54.9%	1.3Pts	—Pts	—Pts	—Pts	56.2%
S,G&A	$18,745	$(1,160)	$—	$—	$(8)	$17,577
Other (Income) & Expense	873	(2)	(1,282)	—	126	(285)
Total Expense & Other (Income)	26,649	(1,162)	(1,282)	—	118	24,324
Pre-tax Income from Continuing Operations	4,837	1,881	1,282	—	(118)	7,881
Pre-tax Income Margin from Continuing Operations	8.4%	3.3Pts	2.2Pts	—Pts	(0.2)Pts	13.7%
Provision for Income Taxes*	$124	$457	$251	$(89)	$(37)	$706
Effective Tax Rate	2.6%	5.2Pts	2.8Pts	(1.1)Pts	(0.4)Pts	9.0%
Income from Continuing Operations	$4,712	$1,424	$1,031	$89	$(81)	$7,174
Income Margin from Continuing Operations	8.2%	2.5Pts	1.8Pts	0.2Pts	(0.1)Pts	12.5%
Diluted Earnings Per Share: Continuing Operations	$5.21	$1.57	$1.14	$0.10	$(0.09)	$7.93

*
The tax impact on operating (non-GAAP) pre-tax income is calculated under the same accounting principles applied to the GAAP pre-tax income which employs an annual effective tax rate method to the results.

($ in millions except per share amount) For the year ended December 31, 2020	GAAP	Acquisition- Related Adjustments	Retirement- Related Adjustments	Tax Reform Impacts	Kyndryl Related Impacts	Operating (Non-GAAP)
Gross Profit	$30,865	$726	$—	$—	$—	$31,591
Gross Profit Margin	55.9%	1.3Pts	—Pts	—Pts	—Pts	57.3%
S,G&A	$20,561*	$(1,117)	—	—	$—	$19,445*
Other (Income) & Expense	802	(2)	(1,073)	—	—	(273)
Total Expense & Other (Income)	28,293*	(1,119)	(1,073)	—	—	26,101*
Pre-tax Income from Continuing Operations	2,572*	1,845	1,073	—	—	5,490*
Pre-tax Income Margin from Continuing Operations	4.7%	3.3Pts	1.9Pts	—Pts	—Pts	9.9%
Provision for /(benefit from) Income Taxes**	$(1,360)	$411	$208	$110	$—	$(630)
Effective Tax Rate	(52.9)%	25.3Pts	14.1Pts	2.0Pts	—Pts	(11.5)%
Income from Continuing Operations	$3,932*	$1,434	$864	$(110)	$—	$6,120*
Income Margin from Continuing Operations	7.1%	2.6Pts	1.6Pts	(0.2)Pts	—Pts	11.1%
Diluted Earnings Per Share: Continuing Operations	$4.38*	$1.60	$0.96	$(0.12)	$—	$6.82*

*
Includes a $1.5 billion pre-tax charge for structural actions in the fourth quarter resulting in an impact of ($1.33) to diluted earnings per share from continuing operations and diluted operating (non-GAAP) earnings per share.

**
The tax impact on operating (non-GAAP) pre-tax income is calculated under the same accounting principles applied to the GAAP pre-tax income which employs an annual effective tax rate method to the results.

2023 Notice of Annual Meeting & Proxy Statement   |   Appendix A — Non-GAAP Financial Information and Reconciliations89

The table below provides a reconciliation of cash flows which is presented on a consolidated basis, including activity from discontinued operations related to the separation of Kyndryl. Free cash flow and operating cash flow are non-GAAP measures.
($ in billions) For the year ended December 31:	2022	2021	2020
Net cash from operating activities per GAAP*	$10.4	$12.8	$18.2
Less: the change in Financing receivables	(0.7)	3.9	4.3
Net cash from operating activities, excluding Financing receivables	11.2	8.9	13.8
Capital expenditures, net	(1.9)	(2.4)	(3.0)
Free Cash Flow	9.3	6.5**	10.8
Acquisitions	(2.3)	(3.3)	(0.3)
Divestitures	1.3	0.1	0.5
Dividends	(5.9)	(5.9)	(5.8)
Non-Financing Debt	1.9	(1.2)	0.2
Other (includes Financing receivables and Financing debt) +	(2.9)	(3.0)	(0.1)
Change in cash, cash equivalents and short-term marketable securities	$1.3	$(6.7)++	$5.3

*
Includes cash flows of discontinued operations of $1.6 billion and $4.4 billion in 2021 and 2020, respectively.

**
Includes cash impacts of approximately $1.4 billion for Kyndryl-related structural actions and separation charges.

+
Prior years were recast to conform to 2022 presentation.

++
Includes the distribution from Kyndryl of $0.9 billion.

The tables below provide reconciliation of revenue growth rates presented on a continuing operations basis and as reported under GAAP to revenue adjusting for constant currency (@CC), which is a non-GAAP measure.
	2022
	GAAP	@CC
Reconciliation of Revenue Growth Rates:
Software	7%	12%
Hybrid Platform & Solutions	5%	9%
Red Hat	13%	17%
Consulting	7%	15%
	GAAP	@CC
Reconciliation of Total IBM Revenue Growth Rates:
2022	5.5%	11.6%
2021	3.9%	2.7%
2020	(4.4)%	(4.5)%
902023 Notice of Annual Meeting & Proxy Statement   |   Appendix A — Non-GAAP Financial Information and Reconciliations

INTERNATIONAL BUSINESS MACHINES CORPORATION1 NEW ORCHARD RD, MD 325ARMONK, NY 10504 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. Eastern Time on April 24, 2023, for shares held directly and by11:59 p.m. Eastern Time on April 23, 2023, for shares held in the 401(k) Plus Plan. Have yourproxy card in hand when you access the website and follow the instructions to obtain your recordsand to create an electronic Voting Instruction Form.During The Meeting - Go to www.virtualshareholdermeeting.com/IBM2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.Eastern Time on April 24, 2023, for shares held directly and by 11:59 p.m. Eastern Time onApril 23, 2023, for shares held in the 401(k) Plus Plan. Have your proxy card in hand when youcall, and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717. If you vote by telephone or Internet, please DO NOT mail back this Proxy Card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D96424-P83309 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. INTERNATIONAL BUSINESS MACHINES CORPORATION IBM's Directors recommend a vote FOR each director (please mark your vote for each director separately). 1. Election of Directors for a Term of One Year IBM's Directors recommend a vote FOR proposals 2 and 3. 2. Ratification of Appointment of Independent RegisteredPublic Accounting Firm 3. Advisory Vote on Executive Compensation IBM's Directors recommend a vote for 1 YEARfor proposal 4.4. Advisory Vote Regarding the Frequency of theAdvisory Vote on Executive Compensation IBM's Directors recommend a vote AGAINST proposals5, 6, 7 and 8. 5. Stockholder Proposal to Have an Independent BoardChairman7. Stockholder Proposal Requesting a Public Report onCongruency in China Business Operations and ESGActivities8. Stockholder Proposal Requesting a Public Report onHarassment and Discrimination Prevention Efforts Please sign exactly as your name appears hereon, date, and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., youshould so indicate when signing. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If shares are held jointly, eachstockholder named should sign. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 1a. Thomas Buberl 1b. David N. Farr 1c. Alex Gorsky 1d. Michelle J. Howard 1e. Arvind Krishna 1f. Andrew N. Liveris 1g. F. William McNabb III 1h. Martha E. Pollack 1i. Joseph R. Swedish 1j. Peter R. Voser 1k. Frederick H. Waddell 1l. Alfred W. Zollar

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